UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21333

Nuveen Multi-Strategy Income and Growth Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Distributions from a Portfolio of Preferred and Convertible Securities,
Domestic and Foreign Equities, and Debt Instruments

Annual Report

December 31, 2011

Nuveen Multi-Strategy Income and Growth Fund

JPC

Nuveen Multi-Strategy Income and Growth Fund 2

JQC

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage and Other Information	11

Common Share Distribution and Price Information	14

Performance Overviews	17

Shareholder Meeting Report	19

Report of Independent Registered Public Accounting Firm	20

Portfolios of Investments	21

Statement of Assets & Liabilities	82

Statement of Operations	83

Statement of Changes in Net Assets	84

Statement of Cash Flows	85

Financial Highlights	86

Notes to Financial Statements	88

Board Members & Officers	103

Annual Investment Management Agreement Approval Process	108

Reinvest Automatically Easily and Conveniently	115

Glossary of Terms Used in this Report	117

Additional Fund Information	119

Chairman's
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor's long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2012

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Portfolio Managers' Comments

FUND REPOSITIONINGS

On November 18, 2011, common shareholders of Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC) approved certain changes needed to implement the repositioning of each Fund's portfolio. The implementation of each Fund's repositioning began on January 23, 2012.

The goal of each Fund's portfolio repositioning is to increase the attractiveness of the Fund's common shares and narrow the Fund's trading discount by:

•  Simplifying the Fund to focus on one of its current core portfolio strategies;

•  Positioning the Fund in a closed-end fund category that is well understood and has historically seen more consistent secondary market demand; and

•  Differentiating the Fund from similar funds, including other Nuveen closed-end funds in the same fund category.

Each Fund will notify shareholders when its portfolio repositioning has been completed.

Multi-Strategy Income and Growth Fund (JPC)

For JPC's portfolio repositioning, shareholders approved a single-strategy, preferred securities approach. JPC's investment objective of high current income with a secondary objective of total return will remain unchanged. In connection with the Fund's repositioning Nuveen Asset Management, LLC and NWQ Investment Management Company, LLC, affiliates of Nuveen Investments, will assume portfolio management responsibilities from JPC's existing sub-advisers and each will manage approximately half of JPC's investment portfolio.

Upon completion of its repositioning, the Fund will change its name to Nuveen Preferred Income Opportunities Fund. The Funds' ticker symbol JPC will remain unchanged. Upon completion of its repositioning, the Fund also will discontinue its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shift from quarterly to monthly distributions. The Fund's repositioning is not expected to initially affect the level of the Fund's annualized distribution per share.

Multi-Strategy Income and Growth Fund 2 (JQC)

For JQC's portfolio repositioning, shareholders approved adopting a single-strategy, debt-oriented approach. JQC's investment objective of high current income with a secondary objective of total return will remain unchanged. In connection with the Fund's repositioning, Symphony Asset Management, LLC, an existing JQC sub-adviser and affiliate of Nuveen Investments, will assume sole responsibility for managing JQC's investment portfolio.

Upon completion of its repositioning, the Fund will change its name to Nuveen Credit Strategies Income Fund. The Fund's ticker symbol JQC will remain unchanged. Upon completion of its repositioning, the Fund also will discontinue its managed distribution policy (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and shift from quarterly to monthly distributions. The Fund's repositioning is not expected to initially affect the level of the Fund's annualized distribution per share.

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Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

These Funds are advised by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, which determines and oversees the Funds' asset allocations. Each Fund uses a team of sub-advisers with specialties in different asset classes to manage its portfolio. These sub-advisers include Spectrum Asset Management, Inc., Symphony Asset Management LLC, and Tradewinds Global Investors, LLC. Symphony and Tradewinds are affiliates of Nuveen Investments.

Spectrum, an affiliate of Principal CapitalSM, manages preferred securities positions within the income-oriented portion of each Fund's portfolio. Mark Lieb and Phil Jacoby, who have more than 40 years of combined experience in the preferred securities and other debt markets, lead the team at Spectrum.

Symphony has primary responsibility for investments in convertible, high yield and senior loan securities, and for domestic and international equity investments. The team at Symphony managing the convertible, high yield and senior loan portions of each portfolio is led by Gunther Stein, the firm's Chief Investment Officer, who has more than 20 years of investment management experience. The Symphony team responsible for managing domestic and international equity investments is led by Ross Sakamoto, who has more than 20 years of investment management experience.

Tradewinds invests its portion of each Fund's assets in global equities. The Tradewinds team is led by Dave Iben, who is the Chief Investment Officer of that firm and has more than 25 years of investment management experience.

Here representatives from Spectrum, Symphony and Tradewinds talk about general economic and market conditions, their management strategies and the performance of both Funds for the twelve-month period ended December 31, 2011.

What were the general market conditions for the reporting twelve-month period?

During this period, the U.S. economy continued to recover from the recent recession, but progress remained slow. The country's gross domestic product (GDP) grew in 2011, but at a slower rate than 2010 (1.7% vs. 3.0%). The unemployment picture showed some improvement, with the national unemployment rate standing at 8.5% as of December 2011, compared with 9.4% one year earlier. However, the housing market continued to be a weak spot. For the twelve months ended November 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor's (S&P)/Case-Shiller Index lost 1.3%, with 18 of the 20 major metropolitan areas reporting lower values. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

In an attempt to improve the overall economic environment, the Federal Reserve (Fed) continued to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. In January 2012 (following the close of this

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reporting period), the central bank stated that economic conditions would likely warrant maintaining this low rate through 2014. The Fed also implemented a program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed's mandates of maximum employment and price stability.

The U.S. equity markets experienced periods of extreme volatility over the twelve-month reporting period, and posted mixed results for the full year. The Dow Jones Industrial Average gained 8.38% in 2011, and the broader S&P 500 Index ended the year up 2.11%. The NASDAQ Composite Index finished in the red, posting a -0.83% return during 2011.

In the preferred securities market, banks were offered access to plenty of money, and some responded by tendering for their subordinated capital, which had been eviscerated in August and September. The European Banking Authority (EBA) also took a very important initiative in October by requiring that the banks in the eurozone raise core capital to 9% quickly in order to offset the unknown risks of the sovereign debt crisis. Part of this initiative opened the door to convertible contingent capital, so this is good news for the future of the hybrid preferred securities. The rally was briefly interrupted again in November as eurozone fatigue came back (again) with notable concerns over Italy's sovereign debt excess. This set up another opportunity for liability management trades for the French banks (which own a lot of Italian sovereign bonds) and helped to kickoff a genuine rally to end the year.

Global equities markets took a decidedly negative turn starting in late July, declining by over 15%, in part because of the downgrade by S&P of the long-term credit rating of the United States. Lacking a clear model to contextualize the historically unprecedented move, markets settled into a wide channel of volatility for the rest of the period. Equities dynamically rose and fell during this time on alternating positive and negative economic data, news flow regarding continuing European economic troubles and renewed global stimulus efforts.

The elevated volatility in global equities carried into the fourth quarter. Erratic market movement often served as a proxy for equally inconsistent investor sentiment regarding rising peripheral eurozone bond yields and the political efforts to both reduce those yields and avoid contagion in core eurozone nations.

What key strategies were used to manage the Funds during this reporting period?

Within the preferred securities portion of both Funds' portfolios, we favored discounted securities that had favorable technical characteristics unique to hybrid preferred securities. Our risk-averse posture toward security structure and portfolio structure were important core aspects of our strategy, which over the long-term, seeks to preserve capital and provide sustainable income. We also maintained an approximate 60% weight to U.S.

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names and a 40% weight to foreign names, which kept the Funds in a neutral position relative to the benchmark.

In the senior loan and other debt portion of the Fund's portfolio, riskier assets traded positively during the first half of the reporting period as quantitative easing was underway, optimism about stability (and growth) increased, and sovereign concerns took a back burner until mid-May, when volatility began to increase as macro concerns about Europe (and later the U.S.) drove markets lower.

The corporate credit market remained positive through the end of the period, despite the sell off later in the period. Overall, consensus opinion in the loan and high yield market centered on overall optimism regarding a low default environment. While the average recovery rate has dropped, a low default rate makes the average recovery rate less meaningful, particularly for higher quality portfolios within the non-investment grade space. Within convertibles, sentiment was more mixed as the equity markets continued to trade volatility with little conviction to the upside.

In the core domestic and international equity portions of both Funds' portfolios that are managed by Symphony, we used both quantitative and qualitative methods to evaluate opportunities. The quantitative screening process served as the starting point for decision-making, with the qualitative process then providing a systematic way of researching companies from a broad perspective, as fundamental analysts actively sought catalysts that we believed would drive upside price movements. Symphony uses a "bottom-up" approach to stock picking, seeking to maximize return per unit of risk while obeying limits on position size, industry weights, beta, and other portfolio constraints. Quantitative tools provide the risk diagnostic measurements, which guide these limits and keep forecasted risk within acceptable tolerances. The overall result is an investment process which is disciplined, repeatable, and we think blends the most effective elements of both quantitative and qualitative investing.

For the global equity portion of the Funds' portfolios managed by Tradewinds, our basic investment philosophy continued to focus on buying what we believed to be good or improving business franchises around the globe whose securities were selling below their intrinsic value. We tried to maintain a disciplined, opportunistic investing approach in this unique environment. We found that the best value opportunities were in the securities of those businesses that were the most leveraged to the growth of the global economy. We continued to like the materials, food, agriculture and energy sectors, which benefit from increased global demand, while we remained significantly underweight in the financials sector. During the period, we maintained both our long and short equity exposures, and continued to write (sell) covered calls on selected long equity positions in an effort to enhance yield and expected total return, although this did cause the Funds to potentially forego some upside opportunities. We also held put options on one stock in an attempt to benefit in the event its price declined.

In the first half of 2011, we continued to like materials, food, agriculture and energy stocks, which benefit from increased global demand. Within the equity asset class, both the long and short equity exposure remained generally unchanged, as measured at the

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  Refer to Glossary of Terms used in this Report for definitions.

beginning and end of the period, while the convertible bond position decreased by the end of the period.

How did the Funds perform over the reporting period?

The performance of JPC and JQC, as well as a comparative benchmark and a general fixed income index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value

For periods ended 12/31/11

Fund	1-Year	5-Year
JPC	-2.23%	-1.07%
JQC	-1.70%	-0.12%
Comparative Benchmark*	-0.53%	1.12%
Barclays Capital U.S. Aggregate Bond Index*	7.84%	6.50%

For the twelve-month period ended December 2011, the total return on common share net asset value (NAV) for both Funds underperformed the comparative benchmark and the general fixed income index.

Among the largest positive contributors in the preferred securities portion of both Funds over the period were overweight positions in U.S. securities, reinsurance paper, U.S. real estate investment trust (REIT) preferreds and the cable and media sector holdings. Also, our underweight position in France contributed positively to relative performance.

Several positions detracted from performance. Our underweight positions in the Netherlands and Australia hurt, as did a relative underweight in the U.S. banking sector versus the benchmark. In particular, our underweight in JPMorgan and our overweight in Commerzbank detracted from performance.

During the period, the Funds were helped by their exposure to the high yield bond market, which rallied into year-end aside the equity markets. Senior loans, despite being attractive on a total return basis, dragged slightly on the portfolios, particularly into year end. We continued to find value in both markets, with high yield providing solid current income, although with less upside at current levels. Senior secured loans offer a lower current yield but an attractive total return opportunity given the discount in the loan market following the correction in August after Fed Chairman Ben Bernanke's comments that interest rates would remain low for an extended period. This led to retail investors moving out of floating rate funds, which put pressure on senior loans.

Towards the end of the period, we were helped by some of the higher-beta exposure—particularly in the high yield sleeve—as riskier assets rebounded. Positions such as HCA's 8.5% 2019 bonds performed very well as money flowed back into the high yield market following the late summer sell off. Not only did we feel that fundamentals remained solid relative to risk as we moved into these assets, but also felt that a lack of new supply in high yield would cause secondary prices to firm into year end. We also continued to favor shorter-dated convertible bonds, which also performed well as the market stabilized. Names such as Hologic and Equinix both added to the Funds' returns.

In the domestic equities portion of each Fund managed by Symphony, we remained invested in companies that we believed had relatively strong fundamentals. One solid performer for the period was Watson Pharmaceuticals, a generic drug manufacturer. The

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company is seeing steady growth and margin improvements as the generic drug pipeline remains attractive and Watson's push into overseas markets is seeing positive results. Also contributing positively was Humana, a U.S. focused managed health care company. Humana outperformed its peers in 2011, raising EPS guidance six times on the back of stronger than expected enrollment growth and margins.

Kansas City Southern also contributed positively to the Fund's overall return. Kansas City Southern is a railroad company controlling a network primarily located throughout the Midwest, expanding south into Mexico. The stock has performed well all year long as the company has consistently beat core earnings projections and is seeing solid growth in its carload traffic.

Several positions detracted from performance including Walter Energy and Broadcom. Walter Energy is a major producer of metallurgical coal in the U.S. The firm's shares declined during the year as the company encountered difficult geology in one of its mines that led to an inability to meet its production and shipment guidance for the year.

Broadcom operates in several market segments, such as networking, broadband, and wireless. Even with strength in their broadband and wireless divisions, the stock has underperformed due to weakness in its networking division as orders for networking gear came to a stall during the AT&T and T-Mobile merger negotiations.

In the international equity portion of the portfolios managed by Symphony, the Funds benefited from stock selection in the consumer discretionary and consumer staples sectors. Jeronimo Martins, a leader in food distribution in Portugal and Poland, was a top performer for the reporting period. Coca-Cola Femsa, which operates in Central and South America, also positively contributed to performance. Lastly, Next PLC, a UK-based retailer, was among the top relative return contributors to the Fund. Our underweight to financials versus the benchmark also contributed positively. Conversely, our positions in Nippon Electric Glass and Rheinmetall adversely affected active performance.

In the global equity sleeve of the Funds managed by Tradewinds, the health care sector contributed the most to the portfolio's absolute return. U.S. pharmaceutical company Eli Lilly & Company was the top performer in the sector. The security rallied, particularly in November, in part due to sell side analyst enthusiasm regarding the company's Alzheimer's disease drug.

Canadian-based Cameco Corporation, the world's largest uranium producer, was the worst detractor during the period. Ongoing troubling news regarding the stricken Fukushima Daiichi nuclear plant in Japan catalyzed extremely negative sentiment toward companies involved in the nuclear energy industry. It is our belief that nuclear power still meets important long-term global energy requirements, and we took advantage of the security's price decline to add to the Fund's holdings of high quality nuclear energy-related companies.

The Fund's overall short equity position detracted slightly from performance for the period. The Fund's short exposure is concentrated in several companies that we characterize as members of the "contemporary nifty fifty" — high momentum growth companies that we believe are outrageously overvalued. Amongst this group, Urban Outfitters Incorporated contributed most to absolute performance, however, its gains were more than offset by the position in Chipotle Mexican Grill Incorporated. Separately, our covered call writing strategy contributed positively to the Fund's performance.

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Fund Leverage
and Other Information

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds' use of financial leverage through the use of bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period. During the period, the Funds entered into interest rate swap contracts to partially fix the interest cost of their leverage. This activity detracted modestly from the overall positive impact of leverage, as rates declined slightly while the positions were in place, meaning it would have been better had the interest rates of the leverage floated rather than being partially fixed in the period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Funds to pay the so called "maximum rate" to ARPS shareholders under the terms of the ARPS in the Funds' charter documents.

The Fund redeemed their ARPS at par in 2009 and since then have relied upon bank borrowings to create effective leverage.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including these Funds) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds' officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds' ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board

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reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee's recommendation.

Subsequently, the funds that received demand letters (including these Funds) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the "Cook County Chancery Court") on February 18, 2011 (the "Complaint"). The Complaint, filed on behalf of purported holders of each fund's common shares, also named Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Directors/Trustees of each of the funds (together with the nominal defendants, collectively, the "Defendants"). The Complaint contained the same basic allegations contained in the demand letters. The Defendants filed a motion to dismiss the suit and on December 16, 2011, the court granted that motion dismissing the Complaint. The plaintiffs failed to file an appeal of the court's decision within the required time period, resulting in the final disposition of the suit.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for each Fund's per share NAV, market price, distributions and returns. There is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

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Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from each Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instru- ments in a company's capital structure, and therefore are subject to greater credit risk.

Convertible Securities Risk. Convertible securities generally offer lower interest or divi- dend yields than non-convertible fixed-income securities of similar credit quality.

Currency Risk. Changes in exchange rates will affect the value of each Fund's investments.

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Common Share Distribution
and Price Information

Distribution Information

The following information regarding each Fund's distributions is current as of December 31, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, each Fund's quarterly distribution to common shareholders increased in March and June. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Funds employ financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but–as noted earlier–also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

Each Fund currently has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall

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is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's common share distributions and total return performance for the fiscal year ended December 31, 2011. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/11 (Common Shares)	JPC	JQC
Inception date	3/26/03	6/25/03
Fiscal year (calendar year) ended December 31, 2011:
Per share distribution:
From net investment income	$0.75	$0.79
From long-term capital gains	0.00	0.00
From short-term capital gains	0.00	0.00
Return of capital	0.00 *	0.00
Total per share distribution	$0.75	$0.79
Distribution rate on NAV	8.65%	8.61%
Average annual total returns:
1-Year on NAV	-2.23%	-1.70%
5-Year on NAV	-1.07%	-0.12%
Since inception on NAV	3.03%	3.14%

*  Rounds to less than $0.01 per share.

Common Share Repurchases and Share Price Information

As of December 31, 2011, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
JPC	2,724,287	2.8%
JQC	4,315,092	3.2%

Nuveen Investments

During the twelve-month reporting period, the Funds' common shares were repurchased and retired at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Fund	Common Shares Repurchased and Retired	Weighted Average Price Per Common Share Repurchased and Retired	Weighted Average Discount Per Common Share Repurchased and Retired
JPC	601,037	$8.40	13.78%
JQC	895,697	$8.76	13.77%

At December 31, 2011, the Funds' common share prices were trading at (–) discounts to their common share NAVs as shown in the accompanying table.

Fund	12/31/11 (–) Discount	Twelve-Month Average (–) Discount
JPC	-7.61%	-11.96%
JQC	-12.31%	-12.73%

Nuveen Investments

JPC

Performance

OVERVIEW

(Unaudited)

Nuveen Multi-Strategy Income and Growth Fund

  as of December 31, 2011

Portfolio Allocation (as a % of total investments)2,4

2010-2011 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and investments in derivatives.

3 Excluding short-term investments, common stocks sold short and investments in derivatives.

4 Holdings are subject to change.

5 Rounds to less than 0.1%.

Fund Snapshot

Common Share Price	$8.01
Common Share Net Asset Value (NAV)	$8.67
Premium/(Discount) to NAV	-7.61%
Current Distribution Rate[1]	9.49%
Net Assets Applicable to Common Shares ($000)	$840,643

Leverage

Regulatory Leverage	29.28%
Effective Leverage	29.28%

Average Annual Total Returns

(Inception 3/26/03)

	On Share Price	On NAV
1-Year	4.95%	-2.23%
5-Year	-1.38%	-1.07%
Since Inception	2.58%	3.03%

Portfolio Composition

(as a % of total investments)2,4

Insurance	13.8%
Commercial Banks	10.5%
Real Estate	8.4%
Media	5.2%
Oil, Gas & Consumable Fuels	5.1%
Diversified Financial Services	4.0%
Capital Markets	3.5%
Metals & Mining	3.2%
Wireless Telecommunication Services	2.2%
Health Care Providers & Services	2.1%
Food Products	1.9%
Electric Utilities	1.9%
Pharmaceuticals	1.8%
Semiconductors & Equipment	1.6%
Hotels, Restaurants & Leisure	1.5%
Food & Staples Retailing	1.5%
Chemicals	1.4%
Multi-Utilities	1.4%
Specialty Retail	1.3%
IT Services	1.3%
Short-Term Investments	7.1%
Other	19.3%

Country Allocation

(as a % of total investments)2,4

United States	71.0%
United Kingdom	4.3%
Canada	4.0%
Netherlands	2.8%
Germany	2.1%
France	2.0%
Switzerland	2.0%
Japan	1.9%
Other	9.9%

Top Five Issuers

(as a % of total investments)3,4

Wachovia Corporation	2.0%
Deutsche Bank AG	1.5%
CommonWealth REIT	1.4%
Weingarten Realty	1.3%
Comcast Corporation	1.3%

Nuveen Investments

Fund Snapshot

Common Share Price	$8.05
Common Share Net Asset Value (NAV)	$9.18
Premium/(Discount) to NAV	-12.31%
Current Distribution Rate[1]	9.94%
Net Assets Applicable to Common Shares ($000)	$1,250,245

Leverage

Regulatory Leverage	29.25%
Effective Leverage	29.25%

Average Annual Total Returns

(Inception 6/25/03)

	On Share Price	On NAV
1-Year	0.24%	-1.70%
5-Year	-1.07%	-0.12%
Since Inception	2.11%	3.14%

Portfolio Composition

(as a % of total investments)2,4

Insurance	13.3%
Commercial Banks	9.7%
Real Estate	7.4%
Media	5.2%
Oil, Gas & Consumable Fuels	3.8%
Diversified Financial Services	3.4%
Capital Markets	3.2%
Metals & Mining	3.2%
Pharmaceuticals	2.8%
Wireless Telecommunication Services	2.1%
Health Care Providers & Services	2.0%
Electric Utilities	2.0%
IT Services	1.8%
Health Care Equipment & Supplies	1.8%
Food Products	1.8%
Semiconductors & Equipment	1.8%
Food & Staples Retailing	1.7%
Road & Rail	1.6%
Investment Companies	1.4%
Specialty Retail	1.4%
Software	1.4%
Communications Equipment	1.3%
Short-Term Investments	6.2%
Other	19.7%

Country Allocation

(as a % of total investments)2,4

United States	70.5%
United Kingdom	6.0%
Canada	3.5%
Netherlands	2.8%
Switzerland	2.7%
France	2.2%
Japan	2.0%
Germany	1.8%
Other	8.5%

Top Five Issuers

(as a % of total investments)3,4

Wachovia Corporation	1.8%
Credit Suisse Group	1.5%
HSBC Bank PLC	1.5%
Comcast Corporation	1.4%
Deutsche Bank AG	1.4%

JQC

Performance

OVERVIEW

(Unaudited)

Nuveen Multi-Strategy Income and Growth Fund 2

  as of December 31, 2011

Portfolio Allocation (as a % of total investments)2,4

2010-2011 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and investments in derivatives.

3 Excluding short-term investments, common stocks sold short and investments in derivatives.

4 Holdings are subject to change.

5 Rounds to less than 0.1%.

Nuveen Investments

JPC

JQC

Shareholder MEETING REPORT

The special meeting of shareholders was held in the offices of Nuveen Investments on November 18, 2011; at this meeting the shareholders were asked to vote on the approval of investment sub-advisory agreements and the approval of amending fundamental investment restrictions.

JPC
To approve an investment sub-advisory agreement between Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC for the Fund.
For	51,503,843
Against	1,591,590
Abstain	1,911,578
Broker Non-Votes	—
Total	55,007,011
To approve an investment sub-advisory agreement between Nuveen Fund Advisors, Inc. and NWQ Investment Management Company, LLC for the Fund.
For	51,328,065
Against	1,682,816
Abstain	1,996,130
Broker Non-Votes	—
Total	55,007,011
JQC
To amend the Fund's fundamental investment restriction regarding concentration.
For	70,994,230
Against	2,589,152
Abstain	2,984,257
Broker Non-Votes	—
Total	76,567,639

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Multi-Strategy Income and Growth Fund
Nuveen Multi-Strategy Income and Growth Fund 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Multi-Strategy Income and Growth Fund and Nuveen Multi-Strategy Income and Growth Fund 2 (the "Funds") as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, counterparty, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Multi-Strategy Income and Growth Fund and Nuveen Multi-Strategy Income and Growth Fund 2 at December 31, 2011, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 27, 2012

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund

Portfolio of INVESTMENTS

  December 31, 2011

Shares	Description (1)	Value
	Common Stocks – 33.6% (23.8% of Total Investments)
	Aerospace & Defense – 1.0%
1,273	Alliant Techsystems Inc.	$72,765
29,962	Aveos Fleet Performance Inc., (2), (3)	539,316
10,469	BE Aerospace Inc., (2)	405,255
1,840	Esterline Technologies Corporation, (2)	102,985
180,000	Finmeccanica SPA	665,814
2,570	Hexcel Corporation, (2)	62,220
4,910	Honeywell International Inc.	266,859
36,828	Lockheed Martin Corporation, (4)	2,979,385
10,520	Textron Inc.	194,515
97,550	Thales S.A.	3,080,601
	Total Aerospace & Defense	8,369,715
	Air Freight & Logistics – 0.0%
1,200	Atlas Air Worldwide Holdings Inc., (2)	46,116
2,640	FedEx Corporation	220,466
	Total Air Freight & Logistics	266,582
	Airlines – 0.0%
1,710	United Continental Holdings Inc., (2)	32,268
	Auto Components – 0.1%
2,370	BorgWarner Inc., (2)	151,064
2,110	Tenneco Inc., (2)	62,836
9,872	Visteon Corporation, (2)	493,008
	Total Auto Components	706,908
	Automobiles – 0.4%
12,850	Ford Motor Company	138,266
5,350	General Motors Company, (2)	108,445
63,589	Honda Motor Company Limited	1,939,807
27,658	Toyota Motor Corporation	921,694
	Total Automobiles	3,108,212
	Beverages – 0.5%
164,330	Coca-Cola Amatil Limited	1,934,564
970	Coca-Cola Bottling Company Consolidated	56,794
17,440	Coca-Cola Company, (4)	1,220,277
15,675	Dr. Pepper Snapple Group	618,849
	Total Beverages	3,830,484
	Biotechnology – 0.2%
8,460	Amgen Inc.	543,217
3,300	Aveo Pharmaceuticals Inc., (2)	56,760
4,910	Biogen Idec Inc., (2)	540,346
11,000	Gilead Sciences, Inc., (2)	450,230
3,680	Incyte Pharmaceuticals Inc., (2)	55,237
12,971	Nabi Biopharmaceuticals, (2)	24,385

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Biotechnology (continued)
10,040	Neurocrine Biosciences Inc., (2)	$85,340
3,290	United Therapeutics Corporation, (2)	155,453
	Total Biotechnology	1,910,968
	Building Products – 0.1%
31,690	Masco Corporation	332,111
12,632	Owens Corning, (2)	362,791
	Total Building Products	694,902
	Capital Markets – 0.5%
5,350	Affiliated Managers Group Inc., (2)	513,333
7,680	Ameriprise Financial, Inc.	381,235
4,720	Apollo Investment Corporation	30,397
5,880	Artio Global Investors Inc.	28,694
4,230	Calamos Asset Management, Inc. Class A	52,917
3,680	Cohen & Steers Inc.	106,352
18,460	E*Trade Group Inc., (2)	146,942
416,250	Egyptian Financial Group – Hermes Holdings, (3)	696,414
139,000	GP Investments	295,848
15,440	Invesco LTD	310,190
6,650	T. Rowe Price Group Inc.	378,718
45,240	UBS AG	538,468
88,000	Uranium Participation Corporation, (2)	485,458
6,270	Waddell & Reed Financial, Inc., Class A	155,308
5,270	Walter Investment Management Corporation	108,088
	Total Capital Markets	4,228,362
	Chemicals – 1.0%
3,720	Airgas, Inc.	290,458
3,190	Celanese Corporation, Series A	141,221
3,850	CF Industries Holdings, Inc.	558,173
8,750	Dow Chemical Company	251,650
7,790	Interpid Potash Inc., (2)	176,288
80,252	Kuraray Company Limited	1,141,691
18,490	LyondellBasell Industries NV	600,740
1,990	Minerals Technologies Inc.	112,495
4,090	Monsanto Company	286,586
7,940	Mosaic Company	400,414
27,125	Nitto Denko Corporation	970,537
2,660	OM Group Inc., (2)	59,557
24,360	Potash Corporation of Saskatchewan	1,006,920
5,080	Sigma-Aldrich Corporation	317,296
49,607	Umicore	2,046,178
1,710	Westlake Chemical Corporation	68,810
	Total Chemicals	8,429,014
	Commercial Banks – 1.9%
77,919	Banco Itau Holdings Financeira, S.A., Sponsored ADR	1,446,177
90,398	Banco Santander Central Hispano S.A.	686,776
12,100	BNP Paribas SA	475,294
3,490	Columbia Banking Systems Inc.	67,252
5,445	Community Bank System Inc.	151,371
199,562	DnB NOR ASA	1,953,628
3,380	First Financial Bancorp.	56,243
76,091	Hang Seng Bank	902,813
156,530	HSBC Holdings PLC	1,193,699
42,190	KeyCorp.	324,441
3,250	M&T Bank Corporation	248,105

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks (continued)
91,571	Mitsubishi UFJ Financial Group, Inc., ADR	$389,031
298,117	Mizuho Financial Group	402,808
14,800	Societe Generale	329,560
83,163	Standard Chartered PLC	1,819,754
2,820	State Bank Financial Corporation, (2)	42,610
14,845	Sumitomo Mitsui Financial Group	413,508
437,000	Sumitomo Mitsui Trust Holdings	1,283,123
11,870	SunTrust Banks, Inc.	210,099
26,000	Toronto-Dominion Bank	1,947,033
14,910	U.S. Bancorp	403,316
44,300	Wells Fargo & Company	1,220,908
4,770	Zions Bancorporation	77,656
	Total Commercial Banks	16,045,205
	Commercial Services & Supplies – 0.3%
26,795	Aggreko PLC	839,327
2,720	Clean Harbors, Inc., (2)	173,346
25,835	Republic Services, Inc.	711,754
3,967	Stericycle Inc., (2)	309,109
8,090	Waste Management, Inc.	264,624
	Total Commercial Services & Supplies	2,298,160
	Communications Equipment – 0.5%
1,590	Comtech Telecom Corporation	45,506
1,065	Interdigital Inc.	46,402
17,340	Motorola Solutions Inc.	802,669
372,000	Nokia Oyj, (4)	1,793,040
2,110	Plantronics Inc.	75,200
26,320	QUALCOMM, Inc.	1,439,704
	Total Communications Equipment	4,202,521
	Computers & Peripherals – 0.4%
7,546	Apple, Inc., (2)	3,056,130
7,350	EMC Corporation, (2)	158,319
5,000	OCZ Technology Group Inc., (2)	33,050
3,070	SanDisk Corporation, (2)	151,075
6,740	Seagate Technology	110,536
	Total Computers & Peripherals	3,509,110
	Construction & Engineering – 0.2%
7,670	Fluor Corporation	385,418
4,600	MasTec Inc., (2)	79,902
27,130	Royal Boskalis Westminster NV	996,858
	Total Construction & Engineering	1,462,178
	Construction Materials – 0.2%
955,000	India Cements Limited, 144A, GDR	1,188,020
1,750,000	Luks Group Vietnam Holdings Company Limited	349,252
	Total Construction Materials	1,537,272
	Consumer Finance – 0.1%
2,620	Capital One Financial Corporation	110,800
13,720	Discover Financial Services	329,280
	Total Consumer Finance	440,080

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Diversified Consumer Services – 0.0%
1,180	Ascent Media Corporation, (2)	$59,850
	Diversified Financial Services – 0.1%
52,000	Guoco Group Ltd, ADR	484,073
	Diversified Telecommunication Services – 0.8%
60,500	KT Corporation, Sponsored ADR	946,220
44,500	Nippon Telegraph and Telephone Corporation, ADR	1,127,185
41,900	PT Telekomunikasi Indonesia	1,288,006
26,650	Telecom Egypt SAE, (3)	58,499
1,455,000	Telecom Italia S.p.A.	1,303,129
16,640	Telefonica Brasil SA	454,771
28,630	Verizon Communications Inc.	1,148,636
	Total Diversified Telecommunication Services	6,326,446
	Electric Utilities – 1.5%
146,484	Centrais Electricas Brasileiras S.A.,PFD B ADR, (2)	2,124,018
19,430	Duke Energy Corporation	427,460
2,100	Edison International	86,940
19,064	Electricite de France S.A., ADR, (3)	91,698
111,700	Electricite de France S.A.	2,717,874
38,000	Exelon Corporation, (4)	1,648,060
152,632	Korea Electric Power Corporation, Sponsored ADR	1,675,899
13,600	Northeast Utilities	490,552
5,530	Portland General Electric Company	139,854
7,170	Progress Energy, Inc.	401,663
24,292	RusHydro, ADR, (3)	73,605
400,000	RusHydro, ADR	1,220,000
23,180	Southern Company	1,073,002
3,920	UIL Holdings Corporation	138,650
	Total Electric Utilities	12,309,275
	Electrical Equipment – 0.5%
67,689	ABB Limited	1,274,078
20,041	Areva SA	495,158
13,664	Nidec Corporation	1,187,634
3,800	Rockwell Automation, Inc.	278,806
53,350	Sensata Techologies Holdings, (2)	1,402,038
	Total Electrical Equipment	4,637,714
	Electronic Equipment & Instruments – 0.3%
10,740	Corning Incorporated	139,405
950	Dolby Laboratories, Inc., (2)	28,985
59,801	Hoya Corporation	1,288,165
5,180	Jabil Circuit Inc.	101,839
125,982	Nippon Electric Glass Company Limited	1,247,217
	Total Electronic Equipment & Instruments	2,805,611
	Energy Equipment & Services – 0.3%
4,610	Global Geophysical Services Inc., (2)	30,979
3,305	Halliburton Company	114,056
5,200	Helmerich & Payne Inc.	303,472
3,210	Hornbeck Offshore Services Inc., (2)	99,574
8,410	National-Oilwell Varco Inc.	571,796
2,110	Oil States International Inc., (2)	161,141
22,580	Parker Drilling Company, (2)	161,899
11,650	RPC Inc.	212,613
48,010	Subsea 7 SA	891,029
13,470	Superior Energy Services, Inc., (2)	383,087
	Total Energy Equipment & Services	2,929,646

Nuveen Investments

Shares	Description (1)	Value
	Food & Staples Retailing – 1.6%
8,490	Costco Wholesale Corporation	$707,387
4,820	CVS Caremark Corporation	196,560
130,811	Jeronimo Martins SGPS	2,165,375
83,645	Koninklijke Ahold N.V.	1,126,420
114,724	Kroger Co., (4)	2,778,615
24,870	Walgreen Co.	822,202
87,866	Wal-Mart Stores, Inc., (4)	5,250,872
	Total Food & Staples Retailing	13,047,431
	Food Products – 1.1%
8,130	General Mills, Inc.	328,533
10,200	H.J. Heinz Company	551,208
1,510	Hain Celestial Group Inc., (2)	55,357
15,025	Hershey Foods Corporation	928,245
13,800	Kraft Foods Inc.	515,568
4,510	McCormick & Company, Incorporated	227,394
16,590	Mead Johnson Nutrition Company, Class A Shares	1,140,231
31,966	Nestle S.A.	1,837,713
2,330	Tootsie Roll Industries Inc.	55,151
70,600	Tyson Foods, Inc., Class A, (4)	1,457,184
76,130	Unilever PLC, ADR	2,557,313
	Total Food Products	9,653,897
	Gas Utilities – 0.1%
2,120	National Fuel Gas Company	117,830
2,000	ONEOK, Inc.	173,380
8,560	Questar Corporation	170,002
	Total Gas Utilities	461,212
	Health Care Equipment & Supplies – 0.2%
3,380	Align Technology, Inc., (2)	80,191
11,810	Baxter International, Inc.	584,359
6,530	Becton, Dickinson and Company	487,922
1,750	C. R. Bard, Inc.	149,625
11,120	CareFusion Corporation, (2)	282,559
1,280	Cooper Companies, Inc.	90,266
5,320	Hologic Inc., (2)	93,153
4,280	Medtronic, Inc.	163,710
1,930	Steris Corporation	57,553
	Total Health Care Equipment & Supplies	1,989,338
	Health Care Providers & Services – 0.9%
80,929	Aetna Inc., (4)	3,414,395
830	Air Methods Corporation, (2)	70,094
2,340	Centene Corporation, (2)	92,641
6,320	Davita Inc., (2)	479,119
26,233	Fresenius Medical Care	1,782,484
4,650	Humana Inc.	407,387
10,770	McKesson HBOC Inc.	839,091
2,480	Molina Healthcare Inc., (2)	55,378
3,080	Owens and Minor Inc.	85,593
68,000	Profarma Distribuidora de Produtos Farmaceuticos SA	391,905
1,220	Wellcare Health Plans Inc., (2)	64,050
	Total Health Care Providers & Services	7,682,137
	Hotels, Restaurants & Leisure – 0.3%
6,340	Ameristar Casinos, Inc.	109,619
25,600	International Game Technology	440,320

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)
9,350	Las Vegas Sands, (2)	$399,526
3,820	McDonald's Corporation	383,261
24,800	Orascom Development Holding AG	378,878
2,160	Penn National Gaming, Inc., (2)	82,231
2,850	Red Robin Gourmet Burgers, Inc., (2)	78,945
13,710	Scientific Games Corporation, (2)	132,987
2,960	Vail Resorts, Inc.	125,386
650	Wynn Resorts Ltd	71,819
	Total Hotels, Restaurants & Leisure	2,202,972
	Household Durables – 0.2%
57,999	Brookfield Residential Properties Inc., (2)	452,972
6,877	Brookfield Residential Properties Inc., (2)	54,543
278,917	Oriental Weavers Company, (3)	1,392,504
1,190	Tempur Pedic International Inc., (2)	62,511
	Total Household Durables	1,962,530
	Household Products – 0.1%
6,480	Kimberly-Clark Corporation	476,669
9,200	Procter & Gamble Company	613,732
	Total Household Products	1,090,401
	Independent Power Producers & Energy Traders – 0.0%
12,370	AES Corporation, (2)	146,461
	Industrial Conglomerates – 0.5%
233,172	Fraser and Neave Limited	1,114,580
55,540	General Electric Company, (4)	994,721
14,980	Rheinmetall AG	663,744
7,950	Siemens AG, Sponsored ADR	760,790
6,290	Tyco International Ltd.	293,806
	Total Industrial Conglomerates	3,827,641
	Insurance – 1.3%
11,330	AFLAC Incorporated	490,136
5,320	Alterra Capital Holdings Limited	125,712
13,350	Aon Corporation	624,780
3,310	Chubb Corporation	229,118
3,820	Everest Reinsurance Group Ltd	321,224
42,354	Hannover Rueckversicherung AG	2,100,849
19,580	Hartford Financial Services Group, Inc.	318,175
18,350	Marsh & McLennan Companies, Inc.	580,227
7,400	Meadowbrook Insurance Group, Inc.	79,032
5,890	MetLife, Inc.	183,650
49,000	Mitsui Sumitomo Insurance Company Limited	907,808
7,860	National Financial Partners Corp., (2)	106,267
1,840	PartnerRe Limited	118,146
5,340	Primerica Inc.	124,102
105,446	Prudential Corporation PLC	1,045,593
42,790	SCOR SE, ADR	1,000,180
13,870	Torchmark Corporation	601,819
33,560	Willis Group Holdings PLC	1,302,128
5,360	WR Berkley Corporation	184,330
24,120	XL Capital Ltd, Class A	476,852
	Total Insurance	10,920,128

Nuveen Investments

Shares	Description (1)	Value
	Internet & Catalog Retail – 0.1%
860	Priceline.com Incorporated, (2)	$402,231
	Internet Software & Services – 0.3%
2,018	Google Inc., Class A, (2)	1,303,426
12,166	Rackspace Hosting Inc., (2)	523,260
25,145	Tencent Holdings Limited	505,063
24,720	Yahoo! Inc., (2)	398,734
	Total Internet Software & Services	2,730,483
	IT Services – 0.5%
4,850	Accenture Limited	258,166
4,570	CSG Systems International Inc., (2)	67,225
13,205	International Business Machines Corporation (IBM)	2,428,135
1,165	MasterCard, Inc.	434,335
3,180	Maximus Inc.	131,493
5,080	Paychex, Inc.	152,959
7,500	Teradata Corporation, (2)	363,825
11,500	VeriFone Holdings Inc., (2)	408,480
2,780	Visa Inc.	282,253
2,265	Wright Express Corporation, (2)	122,944
	Total IT Services	4,649,815
	Leisure Equipment & Products – 0.1%
3,492	Polaris Industries Inc.	195,482
6,400	Sankyo Company Ltd	323,866
	Total Leisure Equipment & Products	519,348
	Life Sciences Tools & Services – 0.1%
11,550	Agilent Technologies, Inc., (2)	403,442
810	Bio-Rad Laboratories Inc., (2)	77,792
3,750	Life Technologies Corporation, (2)	145,913
910	Waters Corporation, (2)	67,386
	Total Life Sciences Tools & Services	694,533
	Machinery – 0.8%
2,500	Astecx Industries Inc., (2)	80,525
14,590	Caterpillar Inc.	1,321,854
1,950	CNH Global N.V., (2)	70,181
12,980	Cummins Inc.	1,142,500
1,420	Dover Corporation	82,431
1,480	Joy Global Inc.	110,956
35,991	Kone OYJ	1,867,913
48,560	Nabtesco Corporation	885,146
3,490	SPX Corporation	210,342
4,790	Titan International Inc.	93,213
2,597	Twin Disc, Inc.	94,323
11,080	Vallourec SA	719,309
1,770	Wabtec Corporation	123,812
	Total Machinery	6,802,505
	Marine – 0.1%
39,600	Stolt-Nielsen S.A.	794,536
	Media – 0.3%
17,035	Comcast Corporation, Class A	403,900
3,346	DIRECTV Group, Inc., (2)	143,075
3,011	Liberty Media Starz, (2)	235,009

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Media (continued)
14,297	Metro-Goldwyn-Mayer, (2), (3)	$291,898
6,180	Scripps Networks Interactive, Class A Shares	262,156
10,260	Viacom Inc., Class B	465,907
78,450	WPP Group PLC	822,981
	Total Media	2,624,926
	Metals & Mining – 3.5%
89,335	AngloGold Ashanti Limited, Sponsored ADR, (4)	3,792,271
122,250	Barrick Gold Corporation, (4)	5,531,813
44,513	BHP Billiton PLC, ADR	1,567,071
8,460	Freeport-McMoRan Copper & Gold, Inc.	311,243
285,649	Gold Fields Limited, Sponsored ADR, (4)	4,356,147
360,000	Gran Colombia Gold Corporation, (2)	183,755
81,160	Iluka Resources Limited	1,286,662
1,300	Kaiser Aluminum Corporation	59,644
18,770	Kinross Gold Corporation	213,978
3,636	Newcrest Mining Limited, Sponsored ADR, (3)	110,207
95,300	Newcrest Mining Limited	2,885,197
66,455	Newmont Mining Corporation, (4)	3,987,965
595,957	Polyus Gold International Limited, GDR, (3)	1,758,073
31,660	Rio Tinto Limited	1,952,626
13,280	Southern Copper Corporation	400,790
4,800	Steel Dynamics Inc.	63,120
25,680	Titanium Metals Corporation	384,686
2,179,909	Village Main Reef Limited	553,581
5,800	Walter Industries Inc.	351,248
	Total Metals & Mining	29,750,077
	Multiline Retail – 0.5%
4,375	Dillard's, Inc., Class A	196,350
11,520	J.C. Penney Company, Inc.	404,928
23,400	Macy's, Inc.	753,012
46,951	Next PLC	1,995,681
11,450	Target Corporation	586,469
	Total Multiline Retail	3,936,440
	Multi-Utilities – 0.2%
3,310	Alliant Energy Corporation	146,004
7,190	Consolidated Edison, Inc.	445,996
10,280	Dominion Resources, Inc.	545,662
2,250	OGE Energy Corp.	127,598
2,720	Sempra Energy	149,600
	Total Multi-Utilities	1,414,860
	Office Electronics – 0.1%
23,343	Canon Inc.	1,034,164
	Oil, Gas & Consumable Fuels – 3.3%
2,420	Apache Corporation	219,204
47,000	Arch Coal Inc.	681,970
97,730	BG Group PLC	2,089,179
154,130	Cameco Corporation, (4)	2,782,047
64,618	Chesapeake Energy Corporation, (4)	1,440,335
4,270	Chevron Corporation	454,328
3,750	Cimarex Energy Company	232,125
6,700	Cloud Peak Energy Inc., (2)	129,444
17,510	ConocoPhillips	1,275,954
3,650	Continental Resources Inc., (2)	243,492
2,660	CVTR Energy Inc., (2)	49,822

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
4,650	Devon Energy Corporation	$288,300
2,180	EOG Resources, Inc.	214,752
2,740	Exxon Mobil Corporation	232,242
116,000	Gazprom OAO, ADR	1,236,560
1,624	Hess Corporation	92,243
19,720	HollyFrontier Company	461,448
19,800	Marathon Oil Corporation	579,546
11,060	Marathon Petroleum Corporation	368,187
4,240	Murphy Oil Corporation	236,338
2,920	Newfield Exploration Company, (2)	110,172
157,600	Nexen Inc.	2,507,416
7,200	Niko Resources Limited	340,865
4,385	Occidental Petroleum Corporation	410,875
1,780	Peabody Energy Corporation	58,936
2,900	Petrobras Energia S.A., ADR	36,598
8,880	Petroquest Energy Inc., (2)	58,608
3,500,000	PT Medco Energi Internasional TBK	936,035
6,390	QEP Resources Inc.	187,227
5,830	Range Resources Corporation	361,110
34,290	Repsol YPF S.A	1,053,356
65,490	Royal Dutch Shell PLC, Class B, Sponsored ADR	2,495,865
6,180	SM Energy Company	451,758
3,940	Spectra Energy Corporation	121,155
44,170	StatoilHydro ASA, Sponsored ADR	1,133,634
5,300	Stone Energy Corporation, (2)	139,814
45,900	Suncor Energy, Inc., (4)	1,323,297
14,970	Sunoco, Inc.	614,069
8,170	Teekay Shipping Corporation	218,384
2,270	Tesoro Corporation, (2)	53,027
28,675	Total S.A.	1,465,949
3,690	Williams Companies, Inc.	121,844
	Total Oil, Gas & Consumable Fuels	27,507,510
	Paper & Forest Products – 0.1%
2,500	Clearwater Paper Corporation, (2)	89,025
14,040	International Paper Company	415,584
9,448	Stora Enso Oyj, (3)	56,121
	Total Paper & Forest Products	560,730
	Personal Products – 0.0%
9,290	Prestige Brands Holdings Inc., (2)	104,698
	Pharmaceuticals – 1.9%
9,010	Abbott Laboratories	506,632
24,800	AstraZeneca Group, Sponsored ADR, (4)	1,147,992
27,280	AstraZeneca Group	1,260,384
21,548	Bristol-Myers Squibb Company	759,352
80,928	Eli Lilly and Company, (4)	3,363,368
25,260	Johnson & Johnson, (4)	1,656,551
1,640	Medicis Pharmaceutical Corporation	54,530
16,980	Merck & Company Inc.	640,146
21,236	Novartis AG, Sponsored ADR	1,214,067
12,720	Novo Nordisk A/S	1,461,738
15,640	Pfizer Inc.	338,450
20,817	Sanofi-Aventis, S.A.	1,528,982
24,490	Teva Pharmaceutical Industries Limited, Sponsored ADR	988,416
5,230	Warner Chilcott Limited, (2)	79,130
17,150	Watson Pharmaceuticals Inc., (2)	1,034,831
	Total Pharmaceuticals	16,034,569

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Professional Services – 0.0%
1,550	Acacia Research, (2)	$56,591
1,680	Towers Watson & Company, Class A Shares	100,682
	Total Professional Services	157,273
	Real Estate – 0.5%
2,460	American Campus Communities Inc.	103,222
5,110	Camden Property Trust	318,046
3,280	Chesapeake Lodging Trust	50,709
11,410	Digital Realty Trust Inc.	760,705
2,280	Equity Lifestyles Properties Inc.	152,053
9,070	Equity One Inc.	154,009
1,110	Essex Property Trust Inc.	155,966
1,770	Home Properties New York, Inc.	101,899
5,610	Ramco-Gershenson Properties Trust	55,146
8,215	Rayonier Inc.	366,635
5,819	Simon Property Group, Inc.	750,302
3,640	Tanger Factory Outlet Centers	106,725
2,210	Taubman Centers Inc.	137,241
111,300	Westfield Group	889,072
111,300	Westfield Realty Trust	283,456
	Total Real Estate	4,385,186
	Real Estate Management & Development – 0.3%
67,160	Brookfield Properties Corporation	1,052,805
246,918	Hysan Development Company	810,703
32,550	Solidere, 144A, GDR, (3)	468,069
	Total Real Estate Management & Development	2,331,577
	Road & Rail – 0.7%
19,060	CSX Corporation	401,404
27,300	East Japan Railway Company	1,737,950
3,060	Genesee & Wyoming Inc., (2)	185,375
6,600	Hertz Global Holdings Inc., (2)	77,352
1,940	J.B. Hunt Transports Serives Inc.	87,436
11,680	Kansas City Southern Industries, (2)	794,357
2,380	Norfolk Southern Corporation	173,407
4,910	Ryder System, Inc.	260,917
4,270	Union Pacific Corporation	452,364
30,500	West Japan Railway Company	1,325,484
	Total Road & Rail	5,496,046
	Semiconductors & Equipment – 0.5%
46,880	ASM Lithography Holding NV	1,970,403
12,560	Avago Technologies Limtied	362,482
4,160	Broadcom Corporation, Class A, (2)	122,138
22,270	Cypress Semiconductor Corporation, (2)	376,140
25,545	Intel Corporation	619,466
2,530	KLA-Tencor Corporation	122,073
9,800	Kulicke & Soffa Industries Inc., (2)	90,650
3,400	Lam Research Corporation, (2)	125,868
4,960	NVIDIA Corporation, (2)	68,746
8,940	ON Semiconductor Corporation, (2)	69,017
12,400	Silicon Image, Inc., (2)	58,280
	Total Semiconductors & Equipment	3,985,263
	Software – 0.5%
2,720	Advent Software Inc., (2)	66,259
1,840	Ansys Inc., (2)	105,395

Nuveen Investments

Shares	Description (1)	Value
	Software (continued)
2,670	CommVault Systems, Inc., (2)	$114,062
3,510	Fortinet Inc., (2)	76,553
2,300	Manhattan Associates Inc., (2)	93,104
3,150	Mentor Graphics Corporation, (2)	42,714
2,160	Micros Systems, Inc., (2)	100,613
114,510	Microsoft Corporation, (4)	2,972,680
30,030	Oracle Corporation	770,270
1,030	Red Hat, Inc., (2)	42,529
4,660	TeleNav Inc., (2)	36,395
6,750	TiVo, Inc., (2)	60,548
	Total Software	4,481,122
	Specialty Retail – 0.2%
1,530	Advance Auto Parts, Inc.	106,534
3,420	Ann Inc., (2)	84,748
1,950	Body Central Corporation, (2)	48,672
4,370	Express Inc., (2)	87,138
11,480	Foot Locker, Inc.	273,683
13,780	Gap, Inc.	255,619
1,060	Guess Inc.	31,609
13,480	Limited Brands, Inc.	543,918
2,100	PetSmart Inc.	107,709
4,510	Select Comfort Corporation, (2)	97,822
3,010	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	195,409
990	Vitamin Shoppe Inc., (2)	39,481
	Total Specialty Retail	1,872,342
	Textiles, Apparel & Luxury Goods – 0.5%
70,570	Burberry Group PLC	1,298,703
9,710	LVMH Moet Hennessy	1,374,849
2,280	Nike, Inc., Class B	219,724
1,190	Oxford Industries Inc.	53,693
3,080	PVH Corporation	217,109
455,455	Yue Yuen Industrial Holdings Limited	1,439,680
	Total Textiles, Apparel & Luxury Goods	4,603,758
	Thrifts & Mortgage Finance – 0.0%
9,820	Ocwen Financial Corporation, (2)	142,194
	Tobacco – 0.6%
10,600	Altria Group, Inc.	314,290
33,910	British American Tobacco PLC	1,609,094
29,500	Eastern Tobacco, (3)	455,662
1,800	Lorillard Inc.	205,200
23,525	Philip Morris International	1,846,242
13,300	Reynolds American Inc.	550,886
	Total Tobacco	4,981,374
	Trading Companies & Distributors – 0.2%
4,607	CAI International Inc., (2)	71,224
112,464	Mitsui & Company Limited	1,748,985
3,860	SeaCube Container Leasing Limited	57,167
4,540	United Rentals Inc., (2)	134,157
	Total Trading Companies & Distributors	2,011,533
	Water Utilities – 0.0%
2,060	American Water Works Company	65,632

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Wireless Telecommunication Services – 0.5%
18,066	Millicom International Cellular S.A.	$1,809,999
2,929	Telephone and Data Systems Inc.	75,812
129,778	Turkcell Iletisim Hizmetleri A.S., ADR, (2), (4)	1,526,189
460,240	Vodafone Group PLC	1,278,685
	Total Wireless Telecommunication Services	4,690,685
	Total Common Stocks (cost $281,944,975)	282,374,114

Shares	Description (1)	Coupon	Ratings (5)	Value
	Convertible Preferred Securities – 1.4% (1.0% of Total Investments)
	Capital Markets – 0.0%
5,800	AMG Capital Trust II	5.150%	BB	$229,100
	Commercial Banks – 0.4%
1,961	KeyCorp Convertible Preferred Stock	7.750%	BBB-	207,160
3,500	Credit Suisse AG	7.750%	Baa1	3,437,700
	Total Commerical Banks			3,644,860
	Food Products – 0.1%
5,300	Bunge Limited	4.875%	Ba1	488,925
	Health Care Providers & Services – 0.1%
8,350	Omnicare Capital Trust II, Series B	4.000%	B	378,422
	Household Durables – 0.1%
8,050	Newell Financial Trust I	5.250%	BB	340,113
	Independent Power Producers & Energy Traders – 0.1%
17,000	AES Trust III, Convertible Preferred	6.750%	B	834,530
	Insurance – 0.0%
5,150	Aspen Insurance Holdings Limited	5.625%	BBB-	277,070
	Machinery – 0.1%
9,300	Stanley, Black, and Decker Inc.	4.750%	BBB+	1,090,425
	Media – 0.0%
100	Interpublic Group Companies Inc.	5.250%	B+	95,000
	Oil, Gas & Consumable Fuels – 0.3%
2,050	Chesapeake Energy Corporation, Convertible	5.750%	B+	2,009,000
8,065	El Paso Energy Capital Trust I, Convertible Preferred	4.750%	B	371,313
	Total Oil, Gas & Consumable Fuels			2,380,313
	Real Estate – 0.2%
32,096	CommonWealth REIT	6.500%	Baa3	651,228
19,650	Health Care REIT, Inc.	6.500%	Baa3	1,005,491
	Total Real Estate			1,656,719
	Thrifts & Mortgage Finance – 0.0%
1,400	New York Community Capital Trust V	6.000%	Baa2	58,378
	Total Convertible Preferred Securities (cost $12,004,989)			11,473,855

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (5)	Value
	$ 25 Par (or similar) Preferred Securities – 33.9% (24.1% of Total Investments)
	Capital Markets – 2.8%
88,000	Ameriprise Financial, Inc.	7.750%	A	$2,491,280
95,044	Credit Suisse	7.900%	A3	2,428,374
887,130	Deutsche Bank Capital Funding Trust II	6.550%	BBB	16,544,975
7,800	Deutsche Bank Capital Funding Trust IX	6.625%	BBB	146,250
20,300	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A3	426,300
8,000	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	169,280
1,500,000	Macquarie PMI LLC	8.375%	Baa3	1,410,242
600	Morgan Stanley Capital Trust III	6.250%	Baa2	12,390
2,700	Morgan Stanley Capital Trust IV	6.250%	Baa2	56,052
	Total Capital Markets			23,685,143
	Commercial Banks – 3.7%
1,000	ABN AMRO North America Capital Funding, 144A	6.968%	BB+	594,063
307,718	Banco Santander Finance	10.500%	BBB+	8,083,752
14,600	Barclays Bank PLC	7.750%	BBB	307,768
37,700	Barclays Bank PLC	7.100%	A+	745,329
59,300	BB&T Capital Trust VI	9.600%	Baa1	1,589,240
71,462	BB&T Capital Trust VII	8.100%	Baa1	1,900,889
3,450	Fifth Third Bancorp	8.500%	BB+	490,176
1,792	Fifth Third Capital Trust VI	7.250%	Baa3	45,373
35,300	First Naigara Finance Group, (2)	8.625%	BB+	905,667
2,000,000	HSBC Bank PLC	1.000%	A-	900,000
16,300	HSBC Holdings PLC	8.000%	A3	424,778
22,700	HSBC Holdings PLC	6.200%	A3	542,530
14,500	HSBC USA Inc., Series F	2.858%	BBB+	642,495
500,000	National Australia Bank	8.000%	Baa1	526,550
10,000,000	PNC Financial Services, Inc.	6.750%	BBB	9,779,300
3,250	Wells Fargo & Company	7.500%	BBB+	3,425,500
	Total Commercial Banks			30,903,410
	Diversified Financial Services – 3.1%
2,310	Bank of America Corporation	7.250%	BB+	1,820,326
33,000	Citigroup Capital Trust XI	6.000%	Baa3	705,210
5,400	Citigroup Capital Trust XII	8.500%	Baa3	135,864
125,768	Citigroup Capital XIII	7.875%	Ba1	3,277,514
40,000	Citigroup Capital XVI	6.450%	Baa3	859,200
16,300	Citigroup Capital XVII	6.350%	Baa3	351,917
32,600	Countrywide Capital Trust IV	6.750%	BB+	647,436
644,975	ING Groep N.V	7.050%	BBB	11,680,497
114,469	JPMorgan Chase Capital Trust XI	5.875%	A2	2,862,870
38,700	JPMorgan Chase Capital Trust XXIX	6.700%	A2	987,624
1,890	MBNA Capital Trust	8.125%	BB+	44,604
43,650	Merrill Lynch Capital Trust II	6.450%	BB+	814,509
79,592	Merrill Lynch Preferred Capital Trust V	7.280%	BB+	1,638,799
	Total Diversified Financial Services			25,826,370
	Diversified Telecommunication Services – 0.2%
52,044	Qwest Corporation	7.500%	BBB-	1,373,962
5,000	Qwest Corporation	7.375%	BBB-	132,700
	Total Diversified Telecommunication Services			1,506,662
	Electric Utilities – 0.2%
58,151	Entergy Texas Inc.	7.875%	BBB+	1,693,357
	Food Products – 0.3%
25,000	Dairy Farmers of America Inc., 144A	7.875%	BBB-	2,350,000

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Coupon	Ratings (5)	Value
	Insurance – 5.3%
624,430	Aegon N.V.	6.375%	Baa1	$12,157,652
24,200	Allianz SE	8.375%	A+	617,857
321,946	Arch Capital Group Limited	8.000%	BBB	8,199,965
2,750,000	Dai-Ichi Mutual Life, 144A	7.250%	A3	2,768,252
275,725	EverestRe Capital Trust II	6.200%	Baa1	6,815,922
451,037	PartnerRe Limited	6.750%	BBB+	11,433,788
62,997	PLC Capital Trust III	7.500%	BBB	1,592,564
5,800	PLC Capital Trust IV	7.250%	BBB	145,580
2,000	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	49,320
27,197	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	684,277
	Total Insurance			44,465,177
	Media – 4.4%
462,451	CBS Corporation	6.750%	BBB	11,750,880
447,869	Comcast Corporation	7.000%	BBB+	11,460,968
89,000	Comcast Corporation	6.625%	BBB+	2,322,010
478,046	Viacom Inc.	6.850%	BBB+	11,998,955
	Total Media			37,532,813
	Multi-Utilities – 1.3%
216,300	Dominion Resources Inc.	8.375%	BBB	6,352,731
11,289	DTE Energy Company	6.500%	BBB-	303,223
153,951	Xcel Energy Inc.	7.600%	BBB	4,179,770
	Total Multi-Utilities			10,835,724
	Oil, Gas & Consumable Fuels – 1.2%
410,795	Nexen Inc.	7.350%	BB+	10,508,136
	Real Estate – 10.0%
620,993	CommomWealth REIT	7.125%	Baa3	15,183,279
2,300	Duke Realty Corporation, Series O	8.375%	Baa3	60,375
1,400	Harris Preferred Capital Corporation, Series A	7.375%	BBB+	35,350
317,217	Kimco Realty Corporation, Series F	6.650%	Baa2	7,987,524
109,832	Kimco Realty Corporation, Series G	7.750%	Baa2	2,828,174
35,862	Kimco Realty Corporation, Series H	6.900%	Baa2	981,902
40,882	Prologis Inc.	8.540%	Baa3	2,231,904
2,000	PS Business Parks, Inc.	6.875%	BBB-	53,040
188,804	Public Storage, Inc.	6.750%	BBB+	4,857,927
30,774	Public Storage, Inc., Series C	6.600%	BBB+	783,506
37,274	Public Storage, Inc., Series E	6.750%	BBB+	950,114
16,539	Public Storage, Inc., Series M	6.625%	BBB+	420,918
4,100	Public Storage, Inc., Series Q	6.500%	BBB+	114,800
192,385	Realty Income Corporation	6.750%	Baa2	4,963,533
92,383	Regency Centers Corporation	7.450%	Baa3	2,343,757
138,828	Vornado Realty LP	7.875%	BBB	3,814,993
4,600	Vornado Realty Trust	6.750%	BBB-	115,506
857,862	Wachovia Preferred Funding Corporation	7.250%	BBB+	22,149,997
582,230	Weingarten Realty Trust, Preferred Securities	6.750%	Baa3	14,497,527
	Total Real Estate			84,374,126
	U.S. Agency – 0.8%
108,000	Cobank Agricultural Credit Bank, 144A	7.000%	N/R	4,907,250
31,000	Cobank Agricultural Credit Bank	11.000%	A	1,629,438
	Total U.S. Agency			6,536,688
	Wireless Telecommunication Services – 0.6%
17,026	Telephone and Data Systems Inc.	7.000%	Baa2	459,361
164,547	Telephone and Data Systems Inc.	6.875%	Baa2	4,383,529

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (5)	Value
	Wireless Telecommunication Services (continued)
4,855	United States Cellular Corporation	6.950%		Baa2	$129,240
	Total Wireless Telecommunication Services				4,972,130
	Total $25 Par (or similar) Preferred Securities (cost $293,426,917)				285,189,736
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (6)	Ratings (5)	Value
	Variable Rate Senior Loan Interests – 10.4% (7.4% of Total Investments) (7)
	Aerospace & Defense – 0.1%
$408	DAE Aviation Holdings, Inc., Term Loan B1	5.430%	7/31/14	B	$397,407
391	DAE Aviation Holdings, Inc., Term Loan B2	5.430%	7/31/14	B	380,263
799	Total Aerospace & Defense				777,670
	Airlines – 0.1%
995	Delta Air Lines, Inc., Term Loan	5.500%	4/20/17	Ba2	945,250
	Automobiles – 0.1%
695	Chrysler Group LLC, Term Loan	6.000%	5/24/17	BB	659,621
	Biotechnology – 0.2%
1,000	Alkermes, Inc., Term Loan, First Lien	6.750%	9/16/17	BB	995,000
896	Grifols, Term Loan	6.000%	6/01/17	BB	894,661
1,896	Total Biotechnology				1,889,661
	Chemicals – 0.5%
2,804	Ashland, Inc., Term Loan	3.750%	8/23/18	Baa3	2,818,638
990	Univar, Inc., Term Loan	5.000%	6/30/17	B+	957,825
3,794	Total Chemicals				3,776,463
	Communications Equipment – 0.5%
862	Intelsat, Term Loan	5.250%	4/02/18	BB-	860,537
657	Avaya, Inc., Term Loan B3	5.006%	10/26/17	B1	603,137
2,811	Avaya, Inc., Term Loan	3.256%	10/27/14	B1	2,698,102
4,330	Total Communications Equipment				4,161,776
	Consumer Finance – 0.1%
900	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B+	785,532
	Containers & Packaging – 0.1%
926	Sealed Air Corporation, Term Loan	4.750%	10/03/18	Ba1	936,775
	Diversified Consumer Services – 0.1%
948	Cengage Learning Acquisitions, Inc., Term Loan	2.550%	7/03/14	B+	811,578
	Diversified Financial Services – 0.0%
152	Pinafore LLC, Term Loan	4.250%	9/29/16	BB	151,662
	Electric Utilities – 0.1%
930	TXU Corporation, 2014 Term Loan	3.776%	10/10/14	B2	652,554
	Electrical Equipment – 0.0%
223	Allison Transmission Holdings, Inc., Term Loan	2.780%	8/07/14	BB-	218,157

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (6)	Ratings (5)	Value
	Food & Staples Retailing – 0.4%
$1,539	Reynolds Group Holdings, Inc., Add on Term Loan	6.500%	8/09/18	BB-	$1,533,147
1,979	U.S. Foodservice, Inc., Term Loan	2.795%	7/03/14	B	1,836,131
3,518	Total Food & Staples Retailing				3,369,278
	Food Products – 0.4%
1,241	Del Monte Foods Company, Term Loan	4.500%	3/08/18	Ba3	1,182,297
990	Pierre Foods, Inc. Term Loan	7.000%	9/30/16	B+	988,144
1,197	JBS USA LLC, Term Loan	4.250%	5/25/18	BB	1,170,068
3,428	Total Food Products				3,340,509
	Health Care Equipment & Supplies – 0.1%
1,000	Chiron Merger Sub, Inc., Term Loan	7.000%	5/04/18	Ba2	1,010,275
	Health Care Providers & Services – 0.8%
1,580	Community Health Systems, Inc., Term Loan	2.757%	7/25/14	BB	1,537,016
80	Community Health Systems, Inc., Delayed Term Loan	2.546%	7/25/14	BB	77,391
437	Community Health Systems, Inc., Extended Term Loan	3.965%	1/25/17	BB	423,478
644	Emergency Medical Services, Term Loan	5.250%	5/25/18	B+	629,659
1,194	Golden Living, Term Loan	5.000%	5/04/18	B+	1,044,028
114	HCA, Inc., Tranche B2, Term Loan	3.829%	3/31/17	BB	108,573
750	HCA, Inc., Tranche B3, Term Loan	3.546%	5/01/18	BB	710,781
1,117	National Mentor Holdings, Inc., Tranche B	7.000%	2/09/17	B+	1,027,238
1,194	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB-	1,142,260
7,110	Total Health Care Providers & Services				6,700,424
	Health Care Technology – 0.1%
667	Emdeon Business Services LLC, Term Loan	6.750%	11/02/18	BB-	673,230
	Hotels, Restaurants & Leisure – 0.7%
507	Harrah's Operating Company, Inc., Term Loan B2	3.375%	1/28/15	B	442,423
420	Venetian Casino Resort LLC, Delayed Term Loan	2.930%	11/23/16	BB	403,955
1,322	Venetian Casino Resort LLC, Tranche B, Term Loan	2.930%	11/23/16	BB	1,271,149
1,472	CCM Merger, Inc., Term Loan	7.000%	3/01/17	B+	1,462,485
344	Herbst Gaming LLC, Term Loan	10.000%	12/31/15	B+	345,362
132	OSI Restaurant Partners LLC, Revolver	3.540%	6/14/13	B+	125,569
1,341	OSI Restaurant Partners LLC, Term Loan	2.739%	6/14/14	B+	1,273,772
546	Reynolds Group Holdings, Inc., US Term Loan	6.500%	2/09/18	BB	541,681
6,084	Total Hotels, Restaurants & Leisure				5,866,396
	Household Products – 0.1%
724	Visant Corporation, Term Loan	5.260%	12/22/16	BB-	680,900
	Independent Power Producers & Energy Traders – 0.1%
1,012	AES Corporation, Term Loan	4.250%	6/01/18	BB+	1,012,825
	Industrial Conglomerates – 0.1%
596	U.S. Foodservice, Inc., Term Loan, First Lien	5.750%	3/31/17	B-	570,191
	Internet Software & Services – 0.1%
948	Go Daddy Operating Co., LLC, Term Loan, First Lien	7.000%	12/16/18	Ba3	949,283
	IT Services – 0.6%
408	First Data Corporation, Term Loan B1	3.044%	9/24/14	B+	369,781
810	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Draw Term Loan	6.050%	7/28/15	B+	769,050
768	SunGard Data Systems, Inc., Term Loan B	2.029%	2/28/14	BB	750,819
278	First Data Corporation, Term Loan B2	3.044%	9/24/14	B+	251,568
794	Frac Tech International LLC, Term Loan	6.250%	5/06/16	B+	785,146
994	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B2	7.250%	7/28/15	B+	949,287
1,552	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	6.050%	7/28/15	B+	1,460,464
5,604	Total IT Services				5,336,115

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (6)	Ratings (5)	Value
	Leisure Equipment & Products – 0.2%
$470	Cedar Fair LP, Term Loan	4.000%	12/15/17	Ba2	$469,739
750	Academy, Ltd., Term Loan	6.000%	8/03/18	B	744,375
1,220	Total Leisure Equipment & Products				1,214,114
	Media – 1.7%
552	Cequel Communications LLC, Term Loan B	2.274%	11/05/13	Ba2	547,101
2,910	Charter Communications Operating Holdings LLC, Term Loan C	3.830%	9/06/16	BB+	2,852,599
2,000	Cumulus Media, Inc., Term Loan, First Lien	5.750%	9/16/18	Ba2	1,962,084
1,000	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	3/18/19	B2	971,667
651	Gray Television, Inc., Term Loan B	3.780%	12/31/14	B	632,762
1,219	Nielsen Finance LLC, Term Loan B	3.976%	5/02/16	BB	1,205,878
540	Nielsen Finance LLC, Term Loan c	3.476%	5/02/16	Ba2	529,230
306	SuperMedia, Term Loan	11.000%	12/31/15	Caa1	144,922
675	Tribune Company, Term Loan B, (8), (9)	0.000%	6/04/14	Ca	396,187
5,281	Univision Communications, Inc., Term Loan	4.546%	3/31/17	B+	4,728,232
15,134	Total Media				13,970,662
	Metals & Mining – 0.1%
769	John Maneely Company, Term Loan	4.750%	4/01/17	BB	763,899
	Multiline Retail – 0.1%
1,200	Neiman Marcus Group, Inc., Term Loan	4.750%	5/16/18	BB-	1,160,750
	Oil, Gas & Consumable Fuels – 0.2%
1,925	CCS Income Trust, Term Loan	3.296%	11/14/14	B	1,775,639
	Personal Products – 0.1%
806	NBTY, Inc., Term Loan B1	4.250%	10/01/17	BB-	799,204
	Pharmaceuticals – 0.1%
955	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB-	940,456
	Real Estate – 0.2%
1,282	iStar Financial, Inc., Tranche A1	5.000%	6/28/13	BB-	1,275,466
	Real Estate Management & Development – 0.3%
1,133	Realogy Corporation, Delayed Term Loan	4.691%	10/10/16	B1	1,016,681
946	Capital Automotive LP, Tranche B	5.000%	3/11/17	Ba3	924,950
998	LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	986,278
3,077	Total Real Estate Management & Development				2,927,909
	Road & Rail – 0.1%
1,051	Swift Transportation Company, Inc., Term Loan	6.000%	12/21/16	BB-	1,054,144
	Semiconductors & Equipment – 0.3%
1,981	Freescale Semiconductor, Inc., Term Loan	4.520%	12/01/16	Ba3	1,911,248
993	NXP Semiconductor LLC, Term Loan	4.500%	3/04/17	B2	946,597
2,974	Total Semiconductors & Equipment				2,857,845
	Software – 0.3%
3,000	BlackBoard, Inc., Term Loan, First Lien	7.500%	10/04/18	B+	2,857,500
	Specialty Retail – 1.1%
1,237	Claire's Stores, Inc., Term Loan B	2.991%	5/29/14	B	1,072,875
821	Michaels Stores, Inc., Term Loan B1	2.765%	10/31/13	B+	809,209
1,105	Michaels Stores, Inc., Term Loan B2	5.015%	7/31/16	B+	1,087,557
1,143	Toys "R" Us – Delaware, Inc., Term Loan	6.000%	9/01/16	BB-	1,131,055

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (6)	Ratings (5)	Value
	Specialty Retail (continued)
$438	Toys "R" Us – Delaware, Inc., Term Loan	5.250%	5/25/18	BB-	$429,591
2,222	Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B-	2,186,078
995	J Crew Group, Term Loan	4.750%	3/07/18	B1	937,290
1,824	Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	1,755,757
9,785	Total Specialty Retail				9,409,412
	Wireless Telecommunication Services – 0.2%
1,928	Clear Channel Communications, Inc., Tranche B, Term Loan	3.946%	1/29/16	CCC+	1,430,507
$92,385	Total Variable Rate Senior Loan Interests (cost $90,237,395)				87,713,632
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Convertible Bonds – 10.6% (7.5% of Total Investments)
	Aerospace & Defense – 0.2%
$300	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	$287,250
300	Orbital Sciences Corporation, Convertible Bond	2.438%	1/15/27	BB	301,500
450	Textron Inc.	4.500%	5/01/13	BBB-	690,750
1,050	Total Aerospace & Defense				1,279,500
	Auto Components – 0.2%
400	BorgWarner Inc.	3.500%	4/15/12	BBB	777,000
250	Sonic Automotive Inc., Convertible	5.000%	10/01/29	B+	330,938
200	TRW Automotive Inc., Convertible Bond	3.500%	12/01/15	BB-	269,500
850	Total Auto Components				1,377,438
	Automobiles – 0.1%
650	Ford Motor Company, Convertible Bonds	4.250%	11/15/16	BB+	931,938
	Beverages – 0.0%
250	Molson Coors Brewing Company, Convertible Notes	2.500%	7/30/13	BBB-	264,688
	Biotechnology – 0.7%
2,411	Amgen Inc., Convertible Bond	0.375%	2/01/13	A+	2,420,041
400	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	B	711,500
600	Gilead Sciences Inc., (4)	0.625%	5/01/13	A-	693,750
1,900	Gilead Sciences Inc., (4)	1.625%	5/01/16	A-	2,163,625
300	Invitrogen Corporation, Convertible Bond	1.500%	2/15/24	BBB	300,000
5,611	Total Biotechnology				6,288,916
	Capital Markets – 0.2%
700	Affiliated Managers Group Inc.	3.950%	8/15/38	BBB-	759,500
500	Ares Capital Corporation, Convertible Bond	5.125%	6/01/16	BBB	464,375
1,200	Total Capital Markets				1,223,875
	Commercial Services & Supplies – 0.0%
300	Covanta Holding Corporation, Convertible Bonds	3.250%	6/01/14	Ba3	312,750
	Communications Equipment – 0.5%
400	Ciena Corporation, Convertible Bond	0.250%	5/01/13	B	389,000
250	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B	189,375
1,050	Liberty Media Corporation, Senior Debentures, Exchangeable for Motorola Common Stock	3.500%	1/15/31	BB	594,563
3,175	Lucent Technologies Inc., Series B	2.750%	6/15/25	B	2,786,063
4,875	Total Communications Equipment				3,959,001

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Computers & Peripherals – 0.8%
$1,000	EMC Corporation, Convertible Bonds, 144A, (10)	1.750%	N/A	A-	$1,381,381
600	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A-	861,000
650	EMC Corporation, Convertible Bonds, (10)	1.750%	N/A	A-	897,898
900	EMC Corporation, Convertible Bonds	1.750%	12/01/13	A-	1,291,500
1,400	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	BB	1,363,250
850	Sandisk Corporation, Convertible Bond	1.500%	8/15/17	BB	1,000,875
5,400	Total Computers & Peripherals				6,795,904
	Containers & Packaging – 0.1%
695	Owens-Brockway Glass Containers	3.000%	6/01/15	BB	646,350
	Diversified Consumer Services – 0.1%
200	Coinstar Inc., Convertible Bond	4.000%	9/01/14	BB-	260,750
250	Sotheby's Holdings Inc., Convertible Bond	3.125%	6/15/13	BB	282,813
450	Total Diversified Consumer Services				543,563
	Diversified Financial Services – 0.0%
300	PHH Corporation, Convertible Bond	4.000%	9/01/14	Ba2	241,500
	Diversified Telecommunication Services – 0.1%
685	Time Warner Telecom Inc., Convertible Bond	2.375%	4/01/26	B	806,588
	Electrical Equipment – 0.1%
487	General Cable Corporation, Convertible Bonds	0.875%	11/15/13	Ba3	448,040
323	General Cable Corporation, Convertible Bonds	4.500%	11/15/29	B	305,639
810	Total Electrical Equipment				753,679
	Electronic Equipment & Instruments – 0.1%
364	Anixter International Inc., Convertible Bond	1.000%	2/15/13	B+	414,505
450	Vishay Intertechnology Inc., Convertible Bonds	2.250%	11/15/40	BB+	365,063
814	Total Electronic Equipment & Instruments				779,568
	Energy Equipment & Services – 0.2%
350	Exterran Holdings Inc., Convertible Bond	4.250%	6/15/14	BB	310,625
350	Hornbeck Offshore Services Inc., Convertible Bonds	1.625%	11/15/26	BB-	351,750
1,300	Transocean Inc., Convertible Bond	1.500%	12/15/37	BBB-	1,277,250
2,000	Total Energy Equipment & Services				1,939,625
	Food Products – 0.3%
250	Archer Daniels Midland Company, Convertible Bonds, 144A	0.875%	2/15/14	A	251,250
750	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	753,750
300	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B-	256,875
550	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	BB-	674,438
650	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB+	862,063
2,500	Total Food Products				2,798,376
	Health Care Equipment & Supplies – 0.5%
1,315	Hologic Inc. Convertible Bond	2.000%	12/15/37	BB+	1,254,181
750	Hologic Inc. Convertible Bond	2.000%	12/15/37	BB+	820,313
2,000	Medtronic, Inc.	1.625%	4/15/13	AA-	2,015,000
400	Teleflex Inc., Convertible Bond	3.875%	8/01/17	BB-	481,000
4,465	Total Health Care Equipment & Supplies				4,570,494
	Health Care Providers & Services – 0.3%
200	AmeriGroup Corporation, Convertible Bond	2.000%	5/15/12	BB+	281,000
300	LifePoint Hospitals, Inc., Convertible Bond	3.250%	8/15/25	B	304,875

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Health Care Providers & Services (continued)
$600	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	$613,500
700	Omnicare, Inc.	3.750%	12/15/25	BB	973,000
379	Omnicare, Inc.	3.250%	12/15/35	B+	347,733
250	PSS World Medical Inc. Convertible Note, 144A	3.125%	8/01/14	BB	321,250
2,429	Total Health Care Providers & Services				2,841,358
	Hotels, Restaurants & Leisure – 0.1%
150	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.500%	10/15/29	BB+	185,813
825	International Game Technology	3.250%	5/01/14	BBB	976,594
975	Total Hotels, Restaurants & Leisure				1,162,407
	Household Durables – 0.2%
650	D.R. Horton, Inc.	2.000%	5/15/14	BB-	758,875
500	Lennar Corporation, 144A	2.750%	12/15/20	B+	557,500
300	Lennar Corporation	2.000%	12/01/20	B+	301,500
1,450	Total Household Durables				1,617,875
	Industrial Conglomerates – 0.1%
650	Danaher Corporation, Convertible Bonds, (4)	4.500%	1/22/21	A+	887,250
	Insurance – 0.1%
300	CNO Financial Group Inc., Convertible Bond	7.000%	12/30/16	B	396,375
500	Old Republic International Corporation	8.000%	5/15/12	BBB+	499,375
800	Total Insurance				895,750
	Internet & Catalog Retail – 0.1%
250	Priceline.com Inc., Convertible Bond	1.250%	3/15/15	BBB-	411,563
	Internet Software & Services – 0.2%
750	Equinix Inc., Convertible Bond	3.000%	10/15/14	B	839,063
600	Equinix Inc.	4.750%	6/15/16	B	844,500
1,350	Total Internet Software & Services				1,683,563
	Life Sciences Tools & Services – 0.0%
200	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	193,750
	Machinery – 0.2%
350	Chart Industries Inc., Convertible Bond	2.000%	8/01/18	B+	369,688
169	Ingersoll Rand	4.500%	4/15/12	BBB+	289,413
500	Navistar International Corporation, Convertible Bond	3.000%	10/15/14	B1	538,750
200	Terex Corporation	4.000%	6/01/15	B	222,500
450	Trinity Industries Inc., Convertible Bonds	3.875%	6/01/36	Ba2	439,875
1,669	Total Machinery				1,860,226
	Media – 0.6%
250	Interpublic Group Companies Inc., Convertible Notes	4.750%	3/15/23	Baa3	274,375
700	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Baa3	707,875
750	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1	4.000%	11/15/29	BB	393,750
1,950	Liberty Media Corporation	3.125%	3/30/23	BB	2,181,563
750	Omnicom Group Inc., Convertible Bond	0.000%	7/01/38	BBB+	791,250
500	XM Satellite Radio Inc., 144A	7.000%	12/01/14	BB	646,250
4,900	Total Media				4,995,063
	Metals & Mining – 0.8%
550	Alcoa Inc., Convertible Bond	5.250%	3/15/14	BBB-	831,875
300	Allegheny Technologies Inc., Convetible Bond	4.250%	6/01/14	BBB-	419,625

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Metals & Mining (continued)
$2,230	First Uranium Corporation	4.250%	6/30/12	N/R	$1,400,933
2,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	1,510,000
150	Newmont Mining Corp., Senior Convertible Note	1.625%	7/15/17	BBB+	216,375
450	Newmont Mining Corporation, 144A	1.625%	7/15/17	BBB+	649,125
250	Newmont Mining Corporation	3.000%	2/15/12	BBB+	328,438
600	Newmont Mining Corporation	1.250%	7/15/14	BBB+	834,000
250	Steel Dynamics, Inc.	5.125%	6/15/14	BB+	272,188
600	United States Steel Corporation	4.000%	5/15/14	BB	663,750
7,380	Total Metals & Mining				7,126,309
	Multiline Retail – 0.1%
350	Saks, Inc., Convertible Bonds	2.000%	3/15/24	BB	355,688
	Multi-Utilities – 0.1%
500	CMS Energy Corporation, Convertible Bonds	2.875%	12/01/24	BB+	878,750
	Oil, Gas & Consumable Fuels – 0.5%
400	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	B+	372,000
450	Chesapeake Energy Corporation, Convertible Bonds	2.750%	11/15/35	BB+	439,875
1,050	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB+	935,813
500	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB-	461,875
500	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	510,000
500	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BBB-	766,875
1,500	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	695,625
4,900	Total Oil, Gas & Consumable Fuels				4,182,063
	Pharmaceuticals – 0.2%
450	Mylan Labs, Inc., Convertible Bonds, 144A	3.750%	9/15/15	BB	785,813
450	Mylan Labs, Inc., Convertible Bonds	1.250%	3/15/12	BB	451,125
550	Teva Pharmaceutical Finance Company LLC, Convertible Bonds	0.250%	2/01/26	A-	568,563
1,450	Total Pharmaceuticals				1,805,501
	Real Estate – 0.8%
950	Boston Properties Limited Partnership, Convertible Bonds, 144A	3.625%	2/15/14	A-	1,024,813
850	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A-	850,000
500	Health Care REIT, Inc., Convertible Bonds	3.000%	12/01/29	Baa2	571,875
850	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.625%	4/15/27	BB+	852,125
500	Istar Financial Inc., Convertible Bond	0.872%	10/01/12	B+	450,000
450	National Retail Properties Inc., Convertible Bonds	5.125%	6/15/28	BBB	511,875
400	Prologis Inc., Convertible Bond	3.250%	3/15/15	BBB-	412,500
1,107	Prologis Inc., Convertible Bond	2.250%	4/01/37	BBB-	1,104,233
500	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB+	622,500
333	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	339,660
6,440	Total Real Estate				6,739,581
	Road & Rail – 0.1%
500	Hertz Global Holdings Inc., Convertible Bond	5.250%	6/01/14	B-	778,125
	Semiconductors & Equipment – 1.2%
1,987	Advanced Micro Devices, Inc., Convertible Bonds, 144A	6.000%	5/01/15	B+	1,939,809
637	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B+	643,370
2,861	Intel Corporation, Convertible Bond	2.950%	12/15/35	A-	2,979,016
700	Intel Corporation, Convertible Bond	3.250%	8/01/39	A2	876,750
350	Lam Research Corporation, Convertible Bond, 144A	0.500%	5/15/16	Baa1	328,125
350	Lam Research Corporation, Convertible Bond	1.250%	5/15/18	Baa1	328,125
1,211	Micron Technology, Inc.	1.875%	6/01/14	BB-	1,156,505
1,050	ON Semiconductor Corporation	2.625%	12/15/26	BB	1,158,938
300	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB+	340,500
600	Xilinx Inc., Convertible Bond	3.125%	3/15/37	BB+	681,000
10,046	Total Semiconductors & Equipment				10,432,138

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Software – 0.2%
$700	Microsoft Corporation, Convertible Bond, 144A, (4)	0.000%	6/15/13	AAA	$708,750
250	Nuance Communications Inc., 144A	2.750%	11/01/31	BB-	268,438
950	Symantec Corporation, Convertible Bond	1.000%	6/15/13	BBB	1,058,063
1,900	Total Software				2,035,251
	Specialty Retail – 0.1%
250	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	249,375
250	RadioShack Corporation, Convertible Bond	2.500%	8/01/13	Ba2	239,063
500	Total Specialty Retail				488,438
	Textiles, Apparel & Luxury Goods – 0.1%
586	Iconix Brand Group, Inc., Convertible Notes, 144A	1.875%	6/30/12	BB-	577,210
	Trading Companies & Distributors – 0.2%
261	United Rentals Inc., Convertible Bonds	4.000%	11/15/15	B	717,742
290	WESCO International Inc., Convertible Bond	6.000%	9/15/29	B	586,880
551	Total Trading Companies & Distributors				1,304,622
	Wireless Telecommunication Services – 0.1%
900	Liberty Media Corporation, Convertible Bonds	3.750%	2/15/30	BB	461,250
$83,581	Total Convertible Bonds (cost $87,348,966)				89,227,484

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Corporate Bonds – 12.6% (8.9% of Total Investments)
	Aerospace & Defense – 0.0%
$333	Hexcel Corporation	6.750%	2/01/15	BB+	$337,579
	Airlines – 0.1%
600	United Airlines Inc., 144A	12.000%	11/01/13	B-	625,500
	Auto Components – 0.1%
800	Cooper Standard Automitve	8.500%	5/01/18	B+	837,000
	Building Products – 0.1%
360	Libbey Glass Inc.	10.000%	2/15/15	B+	385,200
400	McJunkin Red Man Corporation	9.500%	12/15/16	B-	406,000
760	Total Building Products				791,200
	Capital Markets – 0.5%
650	Ares Capital Corporation	5.750%	2/01/16	BBB	625,625
5,600	State Street Capital Trust IV	1.560%	6/15/77	A3	3,686,290
6,250	Total Capital Markets				4,311,915
	Chemicals – 0.5%
1,950	Hexion US Finance Corporation	8.875%	2/01/18	B3	1,828,125
800	NOVA Chemicals Corporation	8.625%	11/01/19	Ba2	882,000
350	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B-	303,625
1,400	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	B+	1,417,500
4,500	Total Chemicals				4,431,250
	Commercial Banks – 0.7%
200	Ally Financial Inc.	8.000%	3/15/20	B+	205,000
650	CIT Group Inc.	7.000%	5/01/17	B+	650,000
2,100	Groupe BCPE	3.800%	12/30/49	BBB-	809,697

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Commercial Banks (continued)
$2,900	LBG Capital I PLC, 144A	7.875%	11/01/20	BB	$2,198,200
2,800	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	BB-	2,002,000
8,650	Total Commercial Banks				5,864,897
	Commercial Services & Supplies – 0.2%
1,000	International Lease Finance Corporation, 144A	8.750%	3/15/17	BBB-	1,030,000
800	Ticketmaster	10.750%	8/01/16	B	852,000
260	Universal City Development Partners	8.875%	11/15/15	BBB+	287,950
2,060	Total Commercial Services & Supplies				2,169,950
	Communications Equipment – 0.2%
1,200	Avaya Inc., 144A	7.000%	4/01/19	B1	1,164,000
350	Avaya Inc.	10.125%	11/01/15	CCC+	315,000
1,550	Total Communications Equipment				1,479,000
	Computers & Peripherals – 0.1%
750	Seagate HDD Cayman	6.875%	5/01/20	BB+	770,625
	Consumer Finance – 0.1%
600	Ally Financial Inc.	7.500%	9/15/20	B+	606,000
	Containers & Packaging – 0.1%
400	Boise Paper Holdings Company	8.000%	4/01/20	BB	423,000
	Diversified Financial Services – 0.4%
5,200	Fortis Hybrid Financing	8.250%	8/27/49	BBB	3,291,600
	Diversified Telecommunication Services – 0.3%
800	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B-	848,000
200	Insight Communications, 144A	9.375%	7/15/18	B-	228,500
800	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	774,000
800	Windstream Corporation	7.875%	11/01/17	Ba3	866,000
2,600	Total Diversified Telecommunication Services				2,716,500
	Electric Utilities – 0.6%
600	Energy Future Holdings	10.250%	1/15/20	B-	630,000
2,000	FPL Group Capital Inc.	6.650%	6/15/17	BBB	2,020,000
2,900	WPS Resource Corporation	6.110%	12/01/16	Baa2	2,785,450
5,500	Total Electric Utilities				5,435,450
	Electronic Equipment & Instruments – 0.1%
800	Kemet Corporation	10.500%	5/01/18	B+	846,000
	Energy Equipment & Services – 0.1%
1,000	Alta Mesa Holdngs Finance	9.625%	10/15/18	B	970,000
	Food & Staples Retailing – 0.1%
800	Stater Brothers Holdings Inc.	7.375%	11/15/18	B+	844,000
	Food Products – 0.5%
800	Dole Foods Company, 144A	8.000%	10/01/16	B+	834,000
2,243	Dole Foods Company	8.750%	7/15/13	B-	2,371,973
800	JBS USA LLC	7.250%	6/01/21	BB	746,000
3,843	Total Food Products				3,951,973

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Health Care Equipment & Supplies – 0.2%
$800	Beagle Acquisition Corporation, 144A	11.000%	12/31/19	CCC+	$837,000
500	Biomet Inc.	10.000%	10/15/17	B-	540,000
1,300	Total Health Care Equipment & Supplies				1,377,000
	Health Care Providers & Services – 0.9%
400	Aurora Diagnostics Holdings LLC	10.750%	1/15/18	B3	398,000
350	Capella Healthcare Inc.	9.250%	7/01/17	B	355,250
1,204	Community Health Systems, Inc.	8.875%	7/15/15	B	1,243,130
2,200	HCA Inc.	8.500%	4/15/19	BB	2,409,000
600	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	523,500
1,453	Select Medical Corporation	7.625%	2/01/15	CCC+	1,365,820
1,200	Select Medical Corporation	6.267%	9/15/15	CCC+	1,008,000
7,407	Total Health Care Providers & Services				7,302,700
	Hotels, Restaurants & Leisure – 1.0%
800	CCM Merger Inc., 144A	8.000%	8/01/13	CCC+	772,000
800	GWR Operating Partnership	10.875%	4/01/17	BB-	870,000
1,550	Harrah's Operating Company, Inc.	11.250%	6/01/17	B	1,644,938
600	Landry's Restaurants Inc.	11.625%	12/01/15	B	631,500
200	MGM Resorts International	9.000%	3/15/20	Ba2	221,500
400	Peninsula Gaming LLC	8.375%	8/15/15	BB	424,000
400	Penn National Gaming Inc.	8.750%	8/15/19	BB	435,000
800	Pinnacle Entertainment Inc.	8.750%	5/15/20	B	784,000
200	Reynolds Group, 144A	9.000%	4/15/19	B-	190,000
850	Reynolds Group	7.875%	8/15/19	BB-	888,250
1,750	Seminole Hard Rock Entertainment, Inc., 144A	3.030%	3/15/14	BB	1,636,250
8,350	Total Hotels, Restaurants & Leisure				8,497,438
	Household Products – 0.1%
1,150	Central Garden & Pet Company, Senior Subordinate Notes	8.250%	3/01/18	B	1,127,000
	Independent Power Producers & Energy Traders – 0.2%
400	Calpine Corporation, 144A	7.875%	7/31/20	BB-	431,000
1,000	NRG Energy Inc.	7.375%	1/15/17	BB-	1,037,500
1,400	Total Independent Power Producers & Energy Traders				1,468,500
	Insurance – 0.8%
7,500	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB+	6,604,035
	IT Services – 0.6%
200	Fidelity National Information Services Inc.	7.875%	7/15/20	Ba2	216,000
1,650	First Data Corporation, 144A	7.375%	6/15/19	B+	1,551,000
1,200	First Data Corporation, 144A	8.875%	8/15/20	B+	1,200,000
983	First Data Corporation	10.550%	9/24/15	B-	937,184
400	First Data Corporation	9.875%	9/24/15	B-	376,000
400	First Data Corporation	11.250%	3/31/16	CCC+	332,000
400	ManTech International Company	7.250%	4/15/18	BB+	407,500
400	Sungard Data Systems Inc.	7.625%	11/15/20	B	411,000
5,633	Total IT Services				5,430,684
	Machinery – 0.2%
250	AGCO Corporation, Convertible Bond	1.250%	12/15/36	BB+	313,438
1,200	Titan International Inc.	7.875%	10/01/17	B+	1,248,000
1,450	Total Machinery				1,561,438
	Media – 0.3%
400	Allbritton Communications Company, 144A	8.000%	5/15/18	B	397,000
300	Cablevision Systems Corporation	7.750%	4/15/18	B+	318,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Media (continued)
$200	Cablevision Systems Corporation	8.000%	4/15/20	B+	$214,500
200	Clear Channel Communications, Inc., 144A	5.500%	9/15/14	CCC-	150,000
700	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	469,000
350	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	B	378,000
200	NexStar Mission Broadcast	8.875%	4/15/17	B	205,000
600	Nielsen Finance LLC Co	7.750%	10/15/18	B+	648,000
2,950	Total Media				2,779,500
	Metals & Mining – 0.1%
600	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	582,000
	Multi-Utilities – 0.3%
3,500	Dominion Resources Inc.	2.881%	9/30/66	BBB	2,941,295
	Municipal – 0.1%
400	Tops Markets	10.125%	10/15/15	B	418,000
	Oil, Gas & Consumable Fuels – 0.9%
400	Arch Coal Inc., 144A	7.000%	6/15/19	B+	408,000
800	Arch Coal Inc., 144A	7.250%	6/15/21	B+	822,000
1,650	Chaparral Energy Inc.	8.875%	2/01/17	B-	1,707,750
400	CONSOL Energy Inc.	8.000%	4/01/17	BB	438,000
400	CONSOL Energy Inc.	8.250%	4/01/20	BB	442,000
500	Energy XXI Gulf Coast Inc.	7.750%	6/15/19	B	510,000
800	Genesis Energy LP	7.875%	12/15/18	B	800,000
800	Hilcorp Energy I LP/Hilcorp Finance Company, 144A	7.625%	4/15/21	BB-	838,000
700	Western Refining Inc.	11.250%	6/15/17	B+	796,250
1,000	Whiting Petroleum Corporation	7.000%	2/01/14	BB	1,065,000
7,450	Total Oil, Gas & Consumable Fuels				7,827,000
	Personal Products – 0.2%
1,200	Prestige Brands Inc.	8.250%	4/01/18	B	1,230,000
400	Revlon Consumer Products	9.750%	11/15/15	B	425,500
1,600	Total Personal Products				1,655,500
	Pharmaceuticals – 0.3%
800	Angiotech Pharmaceuticals Inc.	5.000%	12/01/13	N/R	682,000
600	Mylan Inc., 144A	7.875%	7/15/20	BB	662,250
1,200	Warner Chilcott Company LLC	7.750%	9/15/18	BB	1,225,500
2,600	Total Pharmaceuticals				2,569,750
	Real Estate – 0.1%
800	Entertainment Properties Trust	7.750%	7/15/20	Baa3	840,956
	Road & Rail – 0.2%
600	Avis Budget Car Rental	9.625%	3/15/18	B	621,000
800	Avis Budget Car Rental	8.250%	1/15/19	B	794,000
1,400	Total Road & Rail				1,415,000
	Semiconductors & Equipment – 0.2%
350	Amkor Technology Inc.	7.375%	5/01/18	BB	357,875
1,400	Freescale Semiconductor Inc.	9.250%	4/15/18	Ba3	1,496,250
75	NXP BV	3.153%	10/15/13	B+	75,000
1,825	Total Semiconductors & Equipment				1,929,125
	Software – 0.1%
700	SoftBrands Inc/Atlantis, 144A	11.500%	7/15/18	B-	679,000

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Specialty Retail – 0.5%
$771	Brookstone Company Inc., 144A	13.000%	10/15/14	CCC+	$615,836
900	Claires Stores, Inc.	9.250%	6/01/15	CCC	715,500
800	Claires Stores, Inc.	10.500%	6/01/17	CCC	548,000
200	Express LLC	8.750%	3/01/18	B+	216,500
800	Toys "R" Us, Inc.	7.375%	10/15/18	B3	718,000
1,000	Toys "R" Us Property Company II LLC	8.500%	12/01/17	Ba1	1,035,000
4,471	Total Specialty Retail				3,848,836
	Transportation Infrastructure – 0.1%
1,085	AWAS Aviation Capital Limited, 144A	7.000%	10/15/16	BBB-	1,084,800
	Wireless Telecommunication Services – 0.4%
800	IntelSat Jackson Holdings	7.250%	10/15/20	B	812,000
1,500	IPCS, Inc.	2.554%	5/01/13	B+	1,391,250
1,225	Sprint Nextel Corporation	8.375%	8/15/17	B+	1,097,905
3,525	Total Wireless Telecommunication Services				3,301,155
$114,092	Total Corporate Bonds (cost $109,052,742)				105,944,151

Principal Amount (000)/ Shares		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Capital Preferred Securities – 27.0% (19.1% of Total Investments)
		Capital Markets – 0.9%
7		AMG Capital Trust II, Convertible Bond	5.150%	10/15/37	BB	$280,450
6,445		Credit Suisse Guernsey	1.147%	5/15/17	A3	4,278,836
500		Credit Suisse thru Claudius Limited	8.250%	6/27/49	A3	501,750
3,600		Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	2,340,000
		Total Capital Markets				7,401,036
		Commercial Banks – 8.1%
8,400		ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	5,722,500
2,584		Banco Santander Finance	10.500%	9/29/49	BBB+	2,532,922
781		Barclays Bank PLC, 144A	7.434%	12/15/17	BBB	695,090
3,500		Barclays Bank PLC	6.278%	12/15/34	BBB	2,413,908
800		BB&T Capital Trust I	5.850%	8/18/35	Baa1	798,515
4,200		BB&T Capital Trust IV	6.820%	6/12/77	Baa1	4,226,250
9,000		First Empire Capital Trust I	8.234%	2/01/27	BBB	9,032,517
3,100		Fulton Capital Trust I	6.290%	2/01/36	Baa3	2,557,500
300		HBOS Capital Funding LP, 144A	6.071%	6/30/14	BB	186,000
1,000		HSBC Bank PLC	0.600%	6/11/49	A-	450,000
550		HSBC Capital Funding LP, Debt	10.176%	6/30/50	A3	676,500
1,500		HSBC Financial Capital Trust IX	5.911%	11/30/15	BBB+	1,245,000
4,200		Nordea Bank AB	8.375%	3/25/15	BBB+	4,322,850
8,000		North Fork Capital Trust II	8.000%	12/15/27	Baa3	7,600,000
3,645		Rabobank Nederland, 144A	11.000%	6/30/19	A	4,264,650
600		Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	582,514
2,600		Societe Generale, 144A	1.128%	12/31/49	BBB-	1,453,244
300		Societe Generale, 144A	5.922%	4/05/57	BBB-	182,606
5,824		Societe Generale	8.750%	10/07/49	BBB-	4,368,000
2,000		Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	Ba1	1,925,900
3,300		Standard Chartered PLC, 144A	7.014%	7/30/37	BBB+	3,009,448
—	(11)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	B+	10,148,531
		Total Commercial Banks				68,394,445

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Consumer Finance – 0.3%
$1,000	Capital One Capital IV Corporation	6.745%	2/05/82	Baa3	$987,500
1,700	Capital One Capital VI	8.875%	5/15/40	Baa3	1,764,415
	Total Consumer Finance				2,751,915
	Diversified Financial Services – 2.2%
1,200	Bank One Capital III	8.750%	9/01/30	A2	1,589,539
100	BankAmerica Capital II, Series 2	8.000%	12/15/26	BB+	90,000
1,500	BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	BB+	1,327,500
1,000	BankAmerica Institutional Trust, 144A	8.070%	12/31/26	BB+	900,000
3,100	CitiGroup Capital XXI	8.300%	12/21/77	Baa3	3,096,125
7,500	JPMorgan Chase Capital Trust XX Ser T	6.550%	9/29/36	A2	7,500,000
2,450	JPMorgan Chase Capital XXV	6.800%	10/01/37	A2	2,459,188
275	MBNA Capital Trust	8.278%	12/01/26	BB+	255,063
900	NB Capital Trust II	7.830%	12/15/26	BB+	801,000
	Total Diversified Financial Services				18,018,415
	Electric Utilities – 0.3%
2,300	FPL Group Capital Inc.	6.350%	10/01/16	BBB	2,301,150
	Insurance – 11.9%
3,893	Allstate Corporation	6.125%	5/15/67	Baa1	3,537,764
300	AXA SA, 144A	6.379%	12/14/36	Baa1	195,000
3,700	AXA	8.600%	12/15/30	A3	3,644,075
15	Axis Capital Holdings Limited	7.500%	12/01/15	BBB	1,420,800
5,800	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	4,930,000
9,925	Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	6,997,125
8,000	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	7,603,592
5,900	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	5,251,000
3,500	Lincoln National Corporation	6.050%	4/20/17	BBB	2,913,750
3,900	Lincoln National Corporation	7.000%	5/17/66	BBB	3,519,750
7,300	MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	7,573,750
400	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	457,000
9,400	National Financial Services Inc.	6.750%	5/15/37	Baa2	8,131,000
1,150	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,125,863
6,400	Oil Insurance Limited, 144A	7.558%	12/30/56	Baa1	6,135,168
2,500	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	2,377,500
5,600	Progressive Corporation	6.700%	6/15/67	A2	5,656,000
3,800	Prudential Financial Inc.	8.875%	6/15/18	BBB+	4,351,000
3,200	Prudential PLC	6.500%	6/29/49	A-	2,822,400
4,600	QBE Capital Funding Trust II, 144A	6.797%	6/01/49	BBB+	3,922,412
3,800	Swiss Re Capital I	6.854%	5/25/16	A	3,229,460
12,600	XL Capital Ltd	6.500%	10/15/57	BBB-	9,859,500
4,700	ZFS Finance USA Trust II 144A	6.450%	12/15/65	A	4,277,000
	Total Insurance				99,930,909
	Oil, Gas & Consumable Fuels – 0.8%
6,700	TranCanada Pipelines Limited	6.350%	5/15/17	Baa1	6,722,546
	Road & Rail – 0.8%
6,400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	6,592,000
	U.S. Agency – 0.4%
2,600	AgFirst Farm Credit Bank	7.300%	12/15/53	A	2,481,726
1	Farm Credit Bank of Texas	10.000%	12/15/60	A3	934,500
2,601	Total U.S. Agency				3,416,226

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Wireless Telecommunication Services – 1.3%
$10	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	$11,257,630
	Total Capital Preferred Securities (cost $239,636,861)				226,786,272
Shares	Description (1)				Value
	Investment Companies – 1.6% (1.1% of Total Investments)
354,750	BlackRock Credit Allocation Income Trust II				$3,487,193
298,160	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				5,205,874
259,567	John Hancock Preferred Income Fund III				4,430,808
	Total Investment Companies(cost $17,660,649)				13,123,875
Shares	Description (1)				Value
	Warrants – 0.0% (0.0% of Total Investments)
105,500	Gran Colombia Gold Corporation, (2)				$16,052
5,404	Medianews Group Inc., Warrants, (10)				10,670
	Total Warrants (cost $83,175)				26,722
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 10.0% (7.1% of Total Investments)
$75,194	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $75,194,338, collateralized by: $11,000,000 U.S. Treasury Bonds, 8.750%, due 5/15/20 value $17,325,000, $3,040,000 U.S. Treasury Notes, 2.750%, due 2/15/19 value $3,359,200, $26,000,000 U.S. Treasury Notes, 3.625%, due 2/15/20, value $30,485,000, $20,000,000 U.S. Treasury Notes, 2.625%, due 11/15/20, value $21,550,000 and $3,565,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $3,983,888	0.010%	1/03/12		$75,194,254
9,035	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $9,035,353, collateralized by: $560,000 U.S. Treasury Notes, 3.625%, due 2/15/20, value $656,600 and $8,235,000 U.S. Treasury Notes, 1.500%, due 6/30/16, value $8,564,400	0.010%	1/03/12		9,035,343
$84,230	Total Short-Term Investments (cost $84,229,597)				84,229,597
	Total Investments (cost $1,215,626,266) – 141.1%				1,186,089,438
Shares	Description (1)				Value
	Common Stocks Sold Short – (0.5)%
	Chemicals – (0.1)%

(8,000)	Sigma-Aldrich Corporation	$(499,680)
	Computers & Peripherals – (0.0)%
(875)	Apple, Inc. (2)	(354,375)
	Hotels, Restaurants & Leisure – (0.2)%
(2,000)	Chipotle Mexican Grill, (2)	(675,480)
(2,300)	Monster Beverage Corporation	(211,922)
(6,700)	Panera Bread Company, (2)	(947,715)
	Total Hotels, Restaurants & Leisure	(1,835,117)
	Internet & Catalog Retail – (0.1)%
(2,800)	Amazon.com, Inc., (2)	(484,680)
	Software – (0.0)%
(2,600)	Salesforce.com, Inc., (2)	(263,796)

Nuveen Investments

Shares	Description (1)	Value
	Specialty Retail – (0.1)%
(8,800)	Tiffany & Co.	$(583,088)
	Total Common Stocks Sold Short (proceeds $2,727,502)	(4,020,736)
	Borrowings – (41.4)% (12), (13)	(348,000,000)
	Other Assets Less Liabilities – 0.8% (14)	6,574,707
	Net Assets Applicaple to Common Shares – 100%	$840,643,409

Investments in Derivatives at December 31, 2011

Put Options Purchased outstanding:

Number of Contracts	Type	Notional Amount (15)	Expiration Date	Strike Price	Value
71	Autozone Inc.	$1,420,000	1/21/12	$200.0	$710
71	Total Put Options Purchased (premiums paid $158,961)	$1,420,000			$710

Call Options Written oustanding:

Number of Contracts	Type	Notional Amount (15)	Expiration Date	Strike Price	Value
(710)	Aetna Inc.	$(2,485,000)	1/21/12	$35.0	$(512,975)
(391)	AngloGold Ashanti Limited	(1,759,500)	1/21/12	45.0	(17,595)
(51)	AngloGold Ashanti Limited	(255,000)	1/21/12	50.0	(383)
(248)	AstraZeneca PLC	(1,240,000)	1/21/12	50.0	(1,860)
(580)	Barrick Gold Corporation	(2,900,000)	1/21/12	50.0	(12,470)
(468)	Cameco Corporation	(1,872,000)	1/21/12	40.0	(2,340)
(156)	Cameco Corporation	(702,000)	1/21/12	45.0	(780)
(578)	Cameco Corporation	(2,023,000)	1/21/12	35.0	(2,890)
(308)	Chesapeake Energy Corporation	(770,000)	1/21/12	25.0	(5,082)
(196)	Chesapeake Energy Corporation	(588,000)	1/21/12	30.0	(685)
(713)	Eli Lilly & Company	(2,495,500)	1/21/12	35.0	(474,145)
(380)	Exelon Corporation	(1,615,000)	1/21/12	42.5	(47,500)
(565)	Gold Fields Limited	(847,500)	1/21/12	15.0	(38,137)
(383)	Gold Fields Limited	(670,250)	1/21/12	17.5	(958)
(454)	Gold Fields Limited	(726,400)	1/21/12	16	(10,215)
(1,080)	Kroger Company	(2,430,000)	1/21/12	22.5	(194,400)
(339)	Lockheed Martin Corporation	(2,712,000)	1/21/12	80.0	(65,258)
(449)	Microsoft Corporation	(1,347,000)	1/21/12	30.0	(674)
(426)	Newmont Mining Corporation	(2,449,500)	1/21/12	57.5	(142,710)
(1,110)	Nokia Corporation	(1,387,500)	1/21/12	12.5	(1,110)
(1,530)	Nokia Corporation	(1,530,000)	1/21/12	10	(1,530)
(459)	Suncor Energy Inc	(1,836,000)	1/21/12	40.0	(1,377)
(4,877)	Thales S.A.	(13,655,600)	3/17/12	28.0	(6,312)
(706)	Tyson Foods, Inc.	(1,235,500)	1/21/12	17.5	(222,390)
(414)	Wal-Mart Stores, Inc.	(2,380,500)	1/21/12	57.5	(101,223)
(414)	Wal-Mart Stores, Inc.	(2,484,000)	1/21/12	60.0	(29,394)
(17,985)	Total Call Options Written (premiums received $3,260,353)	$(54,396,750)			$(1,894,393)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$69,725,000	Receive	1-Month USD-LIBOR	0.360%	Monthly	3/21/12	$13,060
JPMorgan	69,725,000	Receive	1-Month USD-LIBOR	1.193	Monthly	3/21/14	(1,011,910)
Morgan Stanley	69,725,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(3,362,272)
							$(4,361,122)

*  Annualized.

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Ratings (not covered by report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (6)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (7)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

  (8)  At or subsequent to December 31, 2011, this issue was under the protection of the Federal Bankruptcy Court.

  (9)  Non-income producing security, in the case of a Senior Loan, denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (10)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (11)  Principal Amount (000) rounds to less than $1,000.

  (12)  Borrowings as a percentage of Total Investments is 29.3%.

  (13)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2011, investments with a value of $808,826,868 have been pledged as collateral for Borrowings.

  (14)  Other Assets Less Liabilities includes the Value and/or the Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at December 31, 2011.

  (15)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  N/A  Not applicable.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers

  ADR  American Depositary Receipt.

  CORTS  Corporate Backed Trust Securities.

  GDR  Global Depositary Receipt.

  PPLUS  PreferredPlus Trust.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2

Portfolio of INVESTMENTS

  December 31, 2011

Shares	Description (1)	Value
	Common Stocks – 33.9% (23.2% of Total Investments)
	Aerospace & Defense – 1.0%
907	Alliant Techsystems Inc.	$51,844
15,320	BE Aerospace Inc., (2)	593,037
2,675	Esterline Technologies Corporation, (2)	149,720
280,000	Finmeccanica SPA	1,035,711
3,760	Hexcel Corporation, (2)	91,030
7,520	Honeywell International Inc.	408,712
56,910	Lockheed Martin Corporation, (3)	4,604,019
15,240	Textron Inc.	281,788
150,200	Thales S.A.	4,743,272
	Total Aerospace & Defense	11,959,133
	Air Freight & Logistics – 0.0%
1,760	Atlas Air Worldwide Holdings Inc., (2)	67,637
3,860	FedEx Corporation	322,349
	Total Air Freight & Logistics	389,986
	Airlines – 0.0%
2,480	United Continental Holdings Inc., (2)	46,798
	Auto Components – 0.1%
3,480	BorgWarner Inc., (2)	221,815
3,080	Tenneco Inc., (2)	91,722
14,630	Visteon Corporation, (2)	730,622
	Total Auto Components	1,044,159
	Automobiles – 0.4%
18,820	Ford Motor Company	202,503
7,750	General Motors Company, (2)	157,093
94,118	Honda Motor Company Limited	2,871,106
40,838	Toyota Motor Corporation	1,360,913
	Total Automobiles	4,591,615
	Beverages – 0.5%
242,429	Coca-Cola Amatil Limited	2,853,979
1,410	Coca-Cola Bottling Company Consolidated	82,556
26,370	Coca-Cola Company	1,845,109
22,950	Dr. Pepper Snapple Group	906,066
	Total Beverages	5,687,710
	Biotechnology – 0.2%
12,330	Amgen Inc.	791,709
4,800	Aveo Pharmaceuticals Inc., (2)	82,560
7,520	Biogen Idec Inc., (2)	827,576
16,860	Gilead Sciences, Inc., (2)	690,080
5,350	Incyte Pharmaceuticals Inc., (2)	80,304
18,890	Nabi Biopharmaceuticals, (2)	35,513
14,620	Neurocrine Biosciences Inc., (2)	124,270

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Biotechnology (continued)
4,810	United Therapeutics Corporation, (2)	$227,273
	Total Biotechnology	2,859,285
	Building Products – 0.2%
48,060	Masco Corporation	503,669
36,123	Masonite Worldwide Holdings, (2), (4)	859,727
18,345	Owens Corning, (2)	526,868
	Total Building Products	1,890,264
	Capital Markets – 0.5%
7,800	Affiliated Managers Group Inc., (2)	748,410
11,170	Ameriprise Financial, Inc.	554,479
6,880	Apollo Investment Corporation	44,307
8,550	Artio Global Investors Inc.	41,724
6,160	Calamos Asset Management, Inc. Class A	77,062
5,350	Cohen & Steers Inc.	154,615
26,740	E*Trade Group Inc., (2)	212,850
640,000	Egyptian Financial Group – Hermes Holdings, (4)	1,070,762
215,000	GP Investments	457,606
22,430	Invesco LTD	450,619
9,740	T. Rowe Price Group Inc.	554,693
66,430	UBS AG	790,682
137,000	Uranium Participation Corporation, (2)	755,769
9,610	Waddell & Reed Financial, Inc., Class A	238,040
7,669	Walter Investment Management Corporation	157,291
	Total Capital Markets	6,308,909
	Chemicals – 1.0%
5,450	Airgas, Inc.	425,536
4,660	Celanese Corporation, Series A	206,298
5,610	CF Industries Holdings, Inc.	813,338
13,400	Dow Chemical Company	385,384
11,310	Interpid Potash Inc., (2)	255,945
117,975	Kuraray Company Limited	1,678,350
27,250	LyondellBasell Industries NV	885,353
2,900	Minerals Technologies Inc.	163,937
5,980	Monsanto Company	419,019
11,990	Mosaic Company	604,656
39,243	Nitto Denko Corporation	1,404,121
3,880	OM Group Inc., (2)	86,873
35,790	Potash Corporation of Saskatchewan	1,479,379
7,400	Sigma-Aldrich Corporation	464,702
72,873	Umicore	3,005,848
2,495	Westlake Chemical Corporation	100,399
	Total Chemicals	12,379,138
	Commercial Banks – 1.9%
114,352	Banco Itau Holdings Financeira, S.A., Sponsored ADR	2,122,373
132,720	Banco Santander Central Hispano S.A.	1,008,307
17,770	BNP Paribas SA	698,014
5,100	Columbia Banking Systems Inc.	98,277
7,940	Community Bank System Inc.	220,732
294,358	DnB NOR ASA	2,881,641
4,920	First Financial Bancorp.	81,869
111,780	Hang Seng Bank	1,326,260
229,950	HSBC Holdings PLC	1,753,600
61,260	KeyCorp.	471,089
4,990	M&T Bank Corporation	380,937

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks (continued)
134,868	Mitsubishi UFJ Financial Group, Inc., ADR	$572,974
438,604	Mizuho Financial Group	592,631
21,730	Societe Generale	483,874
122,317	Standard Chartered PLC	2,676,512
4,110	State Bank Financial Corporation, (2)	62,102
21,982	Sumitomo Mitsui Financial Group	612,309
678,000	Sumitomo Mitsui Trust Holdings	1,990,750
17,220	SunTrust Banks, Inc.	304,794
38,200	Toronto-Dominion Bank	2,860,641
21,620	U.S. Bancorp	584,821
65,590	Wells Fargo & Company	1,807,660
6,960	Zions Bancorporation	113,309
	Total Commercial Banks	23,705,476
	Commercial Services & Supplies – 0.3%
39,340	Aggreko PLC	1,232,287
3,960	Clean Harbors, Inc., (2)	252,371
37,645	Republic Services, Inc.	1,037,120
5,808	Stericycle Inc., (2)	452,559
12,410	Waste Management, Inc.	405,931
	Total Commercial Services & Supplies	3,380,268
	Communications Equipment – 0.5%
2,320	Comtech Telecom Corporation	66,398
1,560	Interdigital Inc.	67,969
26,000	Motorola Solutions Inc.	1,203,540
576,000	Nokia Oyj, (3)	2,776,320
3,075	Plantronics Inc.	109,593
39,100	QUALCOMM, Inc.	2,138,770
	Total Communications Equipment	6,362,590
	Computers & Peripherals – 0.4%
11,238	Apple, Inc., (2)	4,551,390
10,990	EMC Corporation, (2)	236,725
7,270	OCZ Technology Group Inc., (2)	48,055
4,470	SanDisk Corporation, (2)	219,969
9,780	Seagate Technology	160,392
	Total Computers & Peripherals	5,216,531
	Construction & Engineering – 0.2%
11,220	Fluor Corporation	563,805
6,710	MasTec Inc., (2)	116,553
39,730	Royal Boskalis Westminster NV	1,459,830
	Total Construction & Engineering	2,140,188
	Construction Materials – 0.2%
1,575,000	India Cements Limited, 144A, GDR	1,959,300
2,700,000	Luks Group Vietnam Holdings Company Limited	538,846
	Total Construction Materials	2,498,146
	Consumer Finance – 0.1%
3,810	Capital One Financial Corporation	161,125
19,970	Discover Financial Services	479,280
	Total Consumer Finance	640,405

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Diversified Consumer Services – 0.0%
1,720	Ascent Media Corporation, (2)	$87,238
	Diversified Financial Services – 0.1%
80,000	Guoco Group Ltd., ADR	744,727
	Diversified Telecommunication Services – 0.8%
93,800	KT Corporation, Sponsored ADR	1,467,032
69,000	Nippon Telegraph and Telephone Corporation, ADR	1,747,770
64,500	PT Telekomunikasi Indonesia	1,982,730
41,600	Telecom Egypt SAE, (4)	91,315
2,240,000	Telecom Italia S.p.A.	2,006,192
24,580	Telefonica Brasil SA	671,771
42,440	Verizon Communications Inc.	1,702,693
	Total Diversified Telecommunication Services	9,669,503
	Electric Utilities – 1.5%
231,574	Centrais Electricas Brasileiras S.A., PFD B ADR (2)	3,357,823
28,150	Duke Energy Corporation	619,300
3,070	Edison International	127,098
28,719	Electricite de France S.A., ADR, (4)	138,138
172,400	Electricite de France S.A.	4,194,821
58,800	Exelon Corporation, (3)	2,550,156
233,614	Korea Electric Power Corporation, Sponsored ADR	2,565,082
20,840	Northeast Utilities	751,699
8,060	Portland General Electric Company	203,837
10,990	Progress Energy, Inc.	615,660
36,582	RusHydro, ADR, (4)	110,843
620,000	RusHydro, ADR	1,891,000
35,010	Southern Company	1,620,613
5,710	UIL Holdings Corporation	201,963
	Total Electric Utilities	18,948,033
	Electrical Equipment – 0.5%
99,841	ABB Limited	1,879,260
30,441	Areva CI	752,113
20,190	Nidec Corporation	1,754,854
5,560	Rockwell Automation, Inc.	407,937
78,470	Sensata Techologies Holdings, (2)	2,062,192
	Total Electrical Equipment	6,856,356
	Electronic Equipment & Instruments – 0.3%
15,550	Corning Incorporated	201,839
1,380	Dolby Laboratories, Inc., (2)	42,104
87,805	Hoya Corporation	1,891,395
7,550	Jabil Circuit Inc.	148,433
185,886	Nippon Electric Glass Company Limited	1,840,264
	Total Electronic Equipment & Instruments	4,124,035
	Energy Equipment & Services – 0.3%
6,720	Global Geophysical Services Inc., (2)	45,158
4,790	Halliburton Company	165,303
7,620	Helmerich & Payne Inc.	444,703
4,680	Hornbeck Offshore Services Inc., (2)	145,174
12,890	National-Oilwell Varco Inc.	876,391
3,080	Oil States International Inc., (2)	235,220
32,890	Parker Drilling Company, (2)	235,821
17,060	RPC Inc.	311,345
70,800	Subsea 7 SA	1,313,994

Nuveen Investments

Shares	Description (1)	Value
	Energy Equipment & Services (continued)
19,710	Superior Energy Services, Inc., (2)	$560,552
	Total Energy Equipment & Services	4,333,661
	Food & Staples Retailing – 1.6%
12,650	Costco Wholesale Corporation	1,053,998
7,060	CVS Caremark Corporation	287,907
192,823	Jeronimo Martins SGPS	3,191,888
123,375	Koninklijke Ahold N.V.	1,661,451
176,627	Kroger Co., (3)	4,277,906
36,730	Walgreen Co.	1,214,294
135,429	Wal-Mart Stores, Inc., (3)	8,093,237
	Total Food & Staples Retailing	19,780,681
	Food Products – 1.1%
12,470	General Mills, Inc.	503,913
15,370	H.J. Heinz Company	830,595
2,200	Hain Celestial Group Inc., (2)	80,652
21,885	Hershey Foods Corporation	1,352,055
20,000	Kraft Foods Inc.	747,200
6,910	McCormick & Company, Incorporated	348,402
24,540	Mead Johnson Nutrition Company, Class A Shares	1,686,634
46,904	Nestle S.A.	2,696,493
3,390	Tootsie Roll Industries Inc.	80,241
109,000	Tyson Foods, Inc., Class A, (3)	2,249,760
111,340	Unilever PLC, ADR	3,740,065
	Total Food Products	14,316,010
	Gas Utilities – 0.1%
3,090	National Fuel Gas Company	171,742
3,060	ONEOK, Inc.	265,271
12,500	Questar Corporation	248,250
	Total Gas Utilities	685,263
	Health Care Equipment & Supplies – 0.2%
4,920	Align Technology, Inc., (2)	116,727
17,550	Baxter International, Inc.	868,374
9,870	Becton, Dickinson and Company	737,486
2,690	C. R. Bard, Inc.	229,995
16,110	CareFusion Corporation, (2)	409,355
1,860	Cooper Companies, Inc.	131,167
7,750	Hologic Inc., (2)	135,703
6,540	Medtronic, Inc.	250,155
2,810	Steris Corporation	83,794
	Total Health Care Equipment & Supplies	2,962,756
	Health Care Providers & Services – 0.9%
124,156	Aetna Inc., (3)	5,238,142
1,210	Air Methods Corporation, (2)	102,185
3,405	Centene Corporation, (2)	134,804
9,250	Davita Inc., (2)	701,243
38,587	Fresenius Medical Care, ADR	2,621,915
6,770	Humana Inc.	593,120
15,910	McKesson HBOC Inc.	1,239,548
3,620	Molina Healthcare Inc., (2)	80,835
4,480	Owens and Minor Inc.	124,499
105,000	Profarma Distribuidora de Produtos Farmaceuticos SA	605,147
1,780	Wellcare Health Plans Inc., (2)	93,450
	Total Health Care Providers & Services	11,534,888

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 0.3%
9,250	Ameristar Casinos, Inc.	$159,933
38,910	International Game Technology	669,252
13,930	Las Vegas Sands, (2)	595,229
5,590	McDonald's Corporation	560,845
38,500	Orascom Development Holding AG	588,177
3,140	Penn National Gaming, Inc., (2)	119,540
4,150	Red Robin Gourmet Burgers, Inc., (2)	114,955
19,970	Scientific Games Corporation, (2)	193,709
4,305	Vail Resorts, Inc.	182,360
940	Wynn Resorts Ltd	103,861
	Total Hotels, Restaurants & Leisure	3,287,861
	Household Durables – 0.2%
85,506	Brookfield Residential Properties Inc., (2)	667,802
10,092	Brookfield Residential Properties Inc., (2)	80,043
429,314	Oriental Weavers Company, (4)	2,143,367
1,730	Tempur Pedic International Inc., (2)	90,877
	Total Household Durables	2,982,089
	Household Products – 0.1%
9,930	Kimberly-Clark Corporation	730,451
14,110	Procter & Gamble Company, (3)	941,278
	Total Household Products	1,671,729
	Independent Power Producers & Energy Traders – 0.0%
18,040	AES Corporation, (2)	213,594
	Industrial Conglomerates – 0.5%
342,952	Fraser and Neave Limited	1,639,337
83,150	General Electric Company	1,489,217
22,000	Rheinmetall AG	974,791
11,730	Siemens AG, Sponsored ADR	1,122,524
9,130	Tyco International Ltd.	426,462
	Total Industrial Conglomerates	5,652,331
	Insurance – 1.3%
16,690	AFLAC Incorporated	722,009
7,760	Alterra Capital Holdings Limited	183,369
19,960	Aon Corporation	934,128
4,800	Chubb Corporation	332,256
5,790	Everest Reinsurance Group Ltd	486,881
62,476	Hannover Rueckversicherung AG	3,098,944
29,080	Hartford Financial Services Group, Inc.	472,550
27,020	Marsh & McLennan Companies, Inc.	854,372
10,770	Meadowbrook Insurance Group, Inc.	115,024
8,540	MetLife, Inc.	266,277
76,000	Mitsui Sumitomo Insurance Company Limited	1,408,029
11,450	National Financial Partners Corp., (2)	154,804
2,810	PartnerRe Limited	180,430
7,780	Primerica Inc.	180,807
155,544	Prudential Corporation PLC	1,542,360
63,090	SCOR SE,ADR	1,474,676
20,610	Torchmark Corporation	894,268
49,290	Willis Group Holdings PLC	1,912,452
7,820	WR Berkley Corporation	268,930
35,020	XL Capital Ltd, Class A	692,345
	Total Insurance	16,174,911

Nuveen Investments

Shares	Description (1)	Value
	Internet & Catalog Retail – 0.0%
1,250	Priceline.com Incorporated, (2)	$584,638
	Internet Software & Services – 0.3%
2,997	Google Inc., Class A, (2)	1,935,762
17,765	Rackspace Hosting Inc., (2)	764,073
37,027	Tencent Holdings Limited	743,725
36,650	Yahoo! Inc., (2)	591,165
	Total Internet Software & Services	4,034,725
	IT Services – 0.5%
7,100	Accenture Limited	377,933
6,660	CSG Systems International Inc., (2)	97,969
19,705	International Business Machines Corporation (IBM)	3,623,355
1,705	MasterCard, Inc.	635,658
4,630	Maximus Inc.	191,451
7,370	Paychex, Inc.	221,911
10,960	Teradata Corporation, (2)	531,670
16,801	VeriFone Holdings Inc., (2)	596,772
4,030	Visa Inc.	409,166
3,290	Wright Express Corporation, (2)	178,581
	Total IT Services	6,864,466
	Leisure Equipment & Products – 0.1%
5,084	Polaris Industries Inc.	284,602
9,700	Sankyo Company Ltd	490,860
	Total Leisure Equipment & Products	775,462
	Life Sciences Tools & Services – 0.1%
16,890	Agilent Technologies, Inc., (2)	589,968
1,170	Bio-Rad Laboratories Inc., (2)	112,367
5,490	Life Technologies Corporation, (2)	213,616
1,330	Waters Corporation, (2)	98,487
	Total Life Sciences Tools & Services	1,014,438
	Machinery – 0.8%
3,640	Astecx Industries Inc., (2)	117,244
21,790	Caterpillar Inc.	1,974,174
2,840	CNH Global N.V., (2)	102,212
19,490	Cummins Inc.	1,715,510
2,080	Dover Corporation	120,744
2,160	Joy Global Inc.	161,935
52,839	Kone OYJ	2,742,315
71,713	Nabtesco Corporation	1,307,176
5,110	SPX Corporation	307,980
6,970	Titan International Inc.	135,636
3,789	Twin Disc, Inc.	137,616
16,200	Vallourec SA	1,051,698
2,570	Wabtec Corporation	179,772
	Total Machinery	10,054,012
	Marine – 0.1%
61,000	Stolt-Nielsen S.A.	1,223,906
	Media – 0.4%
25,245	Comcast Corporation, Class A	598,559
24,385	Dex One Corporation, (2)	40,479
4,905	DIRECTV Group, Inc., (2)	209,738

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Media (continued)
4,377	Liberty Media Starz, (2)	$341,625
56,735	Metro-Goldwyn-Mayer, (2), (4)	1,158,341
9,050	Scripps Networks Interactive, Class A Shares	383,901
15,370	Viacom Inc., Class B	697,952
115,380	WPP Group PLC	1,210,396
	Total Media	4,640,991
	Metals & Mining – 3.6%
138,408	AngloGold Ashanti Limited, Sponsored ADR, (3)	5,875,420
189,200	Barrick Gold Corporation, (3)	8,561,300
65,667	BHP Billiton PLC, ADR	2,311,793
12,390	Freeport-McMoRan Copper & Gold, Inc.	455,828
440,908	Gold Fields Limited, Sponsored ADR, (3)	6,723,847
552,000	Gran Colombia Gold Corporation, (2)	281,757
119,650	Iluka Resources Limited	1,896,860
1,900	Kaiser Aluminum Corporation	87,172
28,278	Kinross Gold Corporation	322,369
5,476	Newcrest Mining Limited, Sponsored ADR, (4)	165,978
147,000	Newcrest Mining Limited	4,450,409
102,649	Newmont Mining Corporation, (3)	6,159,966
918,326	Polyus Gold International Limited, GDR, (4)	2,709,062
46,480	Rio Tinto Limited	2,866,647
20,350	Southern Copper Corporation	614,163
7,000	Steel Dynamics Inc.	92,050
38,260	Titanium Metals Corporation	573,135
3,317,253	Village Main Reef Limited	842,407
8,680	Walter Industries Inc.	525,661
	Total Metals & Mining	45,515,824
	Multiline Retail – 0.5%
6,364	Dillard's, Inc., Class A	285,616
17,230	J.C. Penney Company, Inc.	605,635
34,080	Macy's, Inc.	1,096,694
69,059	Next PLC	2,935,395
16,670	Target Corporation	853,837
	Total Multiline Retail	5,777,177
	Multi-Utilities – 0.2%
4,830	Alliant Energy Corporation	213,051
11,020	Consolidated Edison, Inc.	683,571
15,760	Dominion Resources, Inc.	836,541
3,290	OGE Energy Corp.	186,576
3,960	Sempra Energy	217,800
	Total Multi-Utilities	2,137,539
	Office Electronics – 0.1%
34,257	Canon Inc.	1,517,687
	Oil, Gas & Consumable Fuels – 3.3%
3,510	Apache Corporation	317,936
73,200	Arch Coal Inc.	1,062,132
144,110	BG Group PLC	3,080,646
237,630	Cameco Corporation, (3)	4,289,222
99,708	Chesapeake Energy Corporation, (3)	2,222,491
6,250	Chevron Corporation	665,000
5,610	Cimarex Energy Company	347,259
9,760	Cloud Peak Energy Inc., (2)	188,563
25,940	ConocoPhillips	1,890,248

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
5,510	Continental Resources Inc., (2)	$367,572
3,870	CVTR Energy Inc., (2)	72,485
6,720	Devon Energy Corporation	416,640
3,200	EOG Resources, Inc.	315,232
3,970	Exxon Mobil Corporation	336,497
180,000	Gazprom OAO, ADR	1,918,800
2,402	Hess Corporation	136,434
28,840	HollyFrontier Company	674,856
30,350	Marathon Oil Corporation	888,345
16,680	Marathon Petroleum Corporation	555,277
6,210	Murphy Oil Corporation	346,145
4,230	Newfield Exploration Company, (2)	159,598
243,200	Nexen Inc.	3,869,312
11,000	Niko Resources Limited	520,766
6,360	Occidental Petroleum Corporation	595,932
2,600	Peabody Energy Corporation	86,086
2,314	Petrobras Energia S.A., ADR	29,203
12,930	Petroquest Energy Inc., (2)	85,338
5,400,000	PT Medco Energi Internasional TBK	1,444,169
9,260	QEP Resources Inc.	271,318
8,650	Range Resources Corporation	535,781
50,570	Repsol YPF S.A	1,553,462
96,560	Royal Dutch Shell PLC, Class B, Sponsored ADR	3,679,961
9,000	SM Energy Company	657,900
5,720	Spectra Energy Corporation	175,890
65,140	StatoilHydro ASA, Sponsored ADR	1,671,834
7,720	Stone Energy Corporation, (2)	203,654
71,100	Suncor Energy, Inc., (3)	2,049,813
22,180	Sunoco, Inc.	909,824
12,530	Teekay Shipping Corporation	334,927
3,300	Tesoro Corporation, (2)	77,088
42,285	Total SA	2,161,731
5,350	Williams Companies, Inc.	176,657
	Total Oil, Gas & Consumable Fuels	41,342,024
	Paper & Forest Products – 0.1%
3,640	Clearwater Paper Corporation, (2)	129,620
21,010	International Paper Company	621,896
14,233	Stora Enso Oyj, (4)	84,544
	Total Paper & Forest Products	836,060
	Personal Products – 0.0%
13,540	Prestige Brands Holdings Inc., (2)	152,596
	Pharmaceuticals – 1.9%
13,190	Abbott Laboratories	741,674
38,200	AstraZeneca Group, Sponsored ADR, (3)	1,768,278
40,130	AstraZeneca Group	1,854,076
32,137	Bristol-Myers Squibb Company	1,132,508
124,504	Eli Lilly and Company, (3)	5,174,386
37,985	Johnson & Johnson, (3)	2,491,056
2,380	Medicis Pharmaceutical Corporation	79,135
24,600	Merck & Company Inc.	927,420
31,154	Novartis AG, Sponsored ADR	1,781,081
18,670	Novo Nordisk A/S	2,145,491
22,650	Pfizer Inc.	490,146
30,703	Sanofi-Aventis, S.A.	2,255,096
36,500	Teva Pharmaceutical Industries Limited, Sponsored ADR	1,473,140
7,630	Warner Chilcott Limited, (2)	115,442

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Pharmaceuticals (continued)
25,690	Watson Pharmaceuticals Inc., (2)	$1,550,135
	Total Pharmaceuticals	23,979,064
	Professional Services – 0.0%
2,260	Acacia Research, (2)	82,513
2,450	Towers Watson & Company, Class A Shares	146,829
	Total Professional Services	229,342
	Real Estate – 0.5%
3,580	American Campus Communities Inc.	150,217
7,410	Camden Property Trust	461,198
4,770	Chesapeake Lodging Trust	73,744
17,080	Digital Realty Trust Inc.	1,138,724
3,330	Equity Lifestyles Properties Inc.	222,078
13,900	Equity One Inc.	236,022
1,610	Essex Property Trust Inc.	226,221
2,580	Home Properties New York, Inc.	148,531
8,160	Ramco-Gershenson Properties Trust	80,213
12,025	Rayonier Inc.	536,676
8,718	Simon Property Group, Inc.	1,124,099
5,300	Tanger Factory Outlet Centers	155,396
3,230	Taubman Centers Inc.	200,583
163,410	Westfield Group	1,305,331
163,410	Westfield Realty Trust	416,168
	Total Real Estate	6,475,201
	Real Estate Management & Development – 0.3%
98,560	Brookfield Properties Corporation	1,545,034
4,000	CommonWealth REIT	97,960
364,087	Hysan Development Company	1,195,403
50,633	Solidere, 144A, GDR, (4)	728,103
	Total Real Estate Management & Development	3,566,500
	Road & Rail – 0.7%
27,640	CSX Corporation	582,098
42,300	East Japan Railway Company	2,692,867
4,450	Genesee & Wyoming Inc., (2)	269,581
9,630	Hertz Global Holdings Inc., (2)	112,864
2,830	J.B. Hunt Transports Serives Inc.	127,548
17,020	Kansas City Southern Industries, (2)	1,157,530
3,640	Norfolk Southern Corporation	265,210
7,130	Ryder System, Inc.	378,888
6,360	Union Pacific Corporation	673,778
47,200	West Japan Railway Company	2,051,241
	Total Road & Rail	8,311,605
	Semiconductors & Equipment – 0.5%
68,820	ASM Lithography Holding NV	2,892,558
18,390	Avago Technologies Limtied	530,735
6,090	Broadcom Corporation, Class A, (2)	178,802
32,540	Cypress Semiconductor Corporation, (2)	549,601
38,700	Intel Corporation	938,475
3,690	KLA-Tencor Corporation	178,043
14,290	Kulicke & Soffa Industries Inc., (2)	132,183
4,980	Lam Research Corporation, (2)	184,360
7,220	NVIDIA Corporation, (2)	100,069
13,025	ON Semiconductor Corporation, (2)	100,553

Nuveen Investments

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)
18,060	Silicon Image, Inc., (2)	$84,882
	Total Semiconductors & Equipment	5,870,261
	Software – 0.5%
3,960	Advent Software Inc., (2)	96,466
2,670	Ansys Inc., (2)	152,938
3,885	CommVault Systems, Inc., (2)	165,967
5,110	Fortinet Inc., (2)	111,449
3,350	Manhattan Associates Inc., (2)	135,608
4,580	Mentor Graphics Corporation, (2)	62,105
3,150	Micros Systems, Inc., (2)	146,727
172,274	Microsoft Corporation, (3)	4,472,233
44,540	Oracle Corporation	1,142,451
1,510	Red Hat, Inc., (2)	62,348
6,800	TeleNav Inc., (2)	53,108
9,850	TiVo, Inc., (2)	88,355
	Total Software	6,689,755
	Specialty Retail – 0.2%
2,240	Advance Auto Parts, Inc.	155,971
4,990	Ann Inc., (2)	123,652
2,830	Body Central Corporation, (2)	70,637
6,370	Express Inc., (2)	127,018
17,230	Foot Locker, Inc.	410,763
20,600	Gap, Inc.	382,130
1,550	Guess Inc.	46,221
20,090	Limited Brands, Inc.	810,632
3,070	PetSmart Inc.	157,460
6,580	Select Comfort Corporation, (2)	142,720
4,410	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	286,297
1,440	Vitamin Shoppe Inc., (2)	57,427
	Total Specialty Retail	2,770,928
	Textiles, Apparel & Luxury Goods – 0.5%
103,790	Burberry Group PLC	1,910,053
14,220	LVMH Moet Hennessy	2,013,424
3,340	Nike, Inc., Class B	321,876
1,730	Oxford Industries Inc.	78,058
4,510	PVH Corporation	317,910
670,011	Yue Yuen Industrial Holdings Limited	2,117,886
	Total Textiles, Apparel & Luxury Goods	6,759,207
	Thrifts & Mortgage Finance – 0.0%
14,300	Ocwen Financial Corporation, (2)	207,064
	Tobacco – 0.6%
16,240	Altria Group, Inc.	481,516
49,760	British American Tobacco PLC	2,361,207
45,000	Eastern Tobacco, (4)	695,078
2,610	Lorillard Inc.	297,540
34,869	Philip Morris International	2,736,519
20,400	Reynolds American Inc.	844,968
	Total Tobacco	7,416,828

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Trading Companies & Distributors – 0.2%
6,715	CAI International Inc., (2)	$103,814
164,926	Mitsui & Company Limited	2,564,849
5,620	SeaCube Container Leasing Limited	83,232
6,620	United Rentals Inc., (2)	195,621
	Total Trading Companies & Distributors	2,947,516
	Water Utilities – 0.0%
2,990	American Water Works Company	95,261
	Wireless Telecommunication Services – 0.6%
26,682	Millicom International Cellular S.A.	2,673,221
4,272	Telephone and Data Systems Inc.	110,602
202,954	Turkcell Iletisim Hizmetleri A.S., ADR, (2), (3)	2,386,739
676,090	Vodafone Group PLC	1,878,379
	Total Wireless Telecommunication Services	7,048,941
	Total Common Stocks (cost $427,186,962)	423,965,285

Shares	Description (1)	Coupon	Ratings (5)	Value
	Convertible Preferred Securities – 1.5% (1.0% of Total Investments)
	Capital Markets – 0.0%
8,150	AMG Capital Trust II	5.150%	BB	$321,925
	Commercial Banks – 0.7%
2,739	KeyCorp Convertible Preferred Stock	7.750%	BBB-	289,348
7,300	Credit Suisse AG	7.850%	BBB+	7,170,060
	Total Commercial Banks			7,459,408
	Food Products – 0.1%
7,450	Bunge Limited	4.875%	Ba1	687,263
	Health Care Providers & Services – 0.0%
11,650	Omnicare Capital Trust II, Series B	4.000%	B	527,978
	Household Durables – 0.0%
11,300	Newell Financial Trust I	5.250%	BB	477,425
	Independent Power Producers & Energy Traders – 0.1%
23,750	AES Trust III, Convertible Preferred	6.750%	B	1,165,888
	Insurance – 0.0%
7,200	Aspen Insurance Holdings Limited	5.625%	BBB-	387,360
	Machinery – 0.1%
13,000	Stanley, Black, and Decker Inc.	4.750%	BBB+	1,524,250
	Media – 0.0%
150	Interpublic Group Companies Inc.	5.250%	B+	142,500
	Oil, Gas & Consumable Fuels – 0.3%
2,880	Chesapeake Energy Corporation	5.750%	B+	2,822,400
11,325	El Paso Energy Capital Trust I	4.750%	B	521,402
	Total Oil, Gas & Consumable Fuels			3,343,802

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (5)	Value
	Real Estate – 0.2%
44,915	CommonWealth REIT	6.500%	Baa3	$911,325
27,500	Health Care REIT, Inc.	6.500%	Baa3	1,407,175
	Total Real Estate			2,318,500
	Thrifts & Mortgage Finance – 0.0%
1,900	New York Community Capital Trust V	6.000%	Baa2	79,230
	Total Convertible Preferred Securities (cost $19,259,908)			18,435,529
Shares	Description (1)	Coupon	Ratings (5)	Value
	$25 Par (or similar) Preferred Securities – 36.5% (24.9% of Total Investments)
	Capital Markets – 3.7%
58,500	Ameriprise Financial, Inc.	7.750%	A	$1,656,135
72,775	BNY Capital Trust V, Series F	5.950%	A1	1,848,485
683,077	Credit Suisse	7.900%	A3	17,452,617
1,179,057	Deutsche Bank Capital Funding Trust II	6.550%	BBB	21,989,413
3,200	Deutsche Bank Capital Funding Trust IX	6.625%	BBB	60,000
68,200	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	1,475,166
15,300	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A3	321,300
18,600	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	393,576
15,900	Morgan Stanley Capital Trust V	5.750%	Baa2	324,678
2,500	Morgan Stanley Capital Trust VII	6.600%	Baa2	54,400
	Total Capital Markets			45,575,770
	Commercial Banks – 4.4%
1,500	ABN AMRO North America Capital Funding, 144A	6.968%	BB+	891,094
533,427	Banco Santander Finance	10.500%	BBB+	14,013,127
28,400	Barclays Bank PLC	7.750%	BBB	598,672
170,400	BB&T Capital Trust VI	9.600%	Baa1	4,566,720
35,309	BB&T Capital Trust VII	8.100%	Baa1	939,219
4,800	Fifth Third Bancorp	8.500%	BB+	681,984
2,800	Fifth Third Capital Trust V	7.250%	Baa3	70,840
182,200	First Naigara Finance Group, (2)	8.625%	BB+	4,674,578
1,000,000	HSBC Bank PLC	1.000%	A-	450,000
367,100	HSBC Holdings PLC	8.000%	A3	9,566,626
1,400	HSBC Holdings PLC	6.200%	A3	33,460
15,100	HSBC USA Inc., Series F	2.858%	BBB+	669,081
9,400,000	PNC Financial Services	6.750%	BBB	9,192,542
11,000	Royal Bank of Scotland Group PLC, Series L	5.750%	BB	162,250
5,400,000	Royal Bank of Scotland Group PLC	7.648%	BB	3,678,750
4,600	Wells Fargo & Company	7.500%	BBB+	4,848,400
9,700	Wells Fargo Capital Trust VII	5.850%	BBB+	245,895
	Total Commercial Banks			55,283,238
	Diversified Financial Services – 2.7%
3,240	Bank of America Corporation	7.250%	BB+	2,553,185
78,800	Bank of America Corporation	6.375%	BB+	1,436,524
69,000	Citigroup Capital Trust XI	6.000%	Baa3	1,474,530
72,000	Citigroup Capital Trust XII	8.500%	Baa3	1,811,520
178,500	Citigroup Capital XIII	7.875%	Ba1	4,651,710
14,991	Citigroup Capital XVI	6.450%	Baa3	322,007
2,000	Countrywide Capital Trust III	7.000%	BB+	40,560
63,600	Countrywide Capital Trust IV	6.750%	BB+	1,263,096
188,023	ING Groep N.V	7.200%	BBB	3,516,030
755,475	ING Groep N.V	7.050%	BBB	13,681,652
6,600	JPMorgan Chase Capital Trust XXIX	6.700%	A2	168,432
150,200	Merrill Lynch Preferred Capital Trust V	7.280%	BB+	3,092,618
	Total Diversified Financial Services			34,011,864

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Coupon	Ratings (5)	Value
	Diversified Telecommunication Services – 0.3%
46,878	AT&T Inc.	6.375%	A2	$1,253,987
95,173	Qwest Corporation	7.500%	BBB-	2,512,567
	Total Diversified Telecommunication Services			3,766,554
	Electric Utilities – 0.7%
259,300	Entergy Texas Inc.	7.875%	BBB+	7,550,816
	Food Products – 0.2%
33,100	Dairy Farmers of America Inc., 144A	7.875%	BBB-	3,111,400
	Insurance – 7.7%
1,122,600	Aegon N.V.	6.375%	Baa1	21,857,022
35,900	Allianz SE	8.375%	A+	916,574
173,797	Arch Capital Group Limited, Series B	7.875%	BBB	4,416,182
343,688	Arch Capital Group Limited	8.000%	BBB	8,753,733
6,250,000	Dai-Ichi Mutual Life, 144A	7.250%	A3	6,291,481
29,400	Delphi Financial Group, Inc.	7.376%	BB+	717,066
197,751	EverestRe Capital Trust II	6.200%	Baa1	4,888,405
79,205	Markel Corporation	7.500%	BBB	2,004,679
674,141	PartnerRe Limited	6.750%	BBB+	17,089,474
143,693	PLC Capital Trust III	7.500%	BBB	3,632,559
14,000	PLC Capital Trust IV	7.250%	BBB	351,400
22,317	Protective Life Corporation	7.250%	BBB	561,049
126,730	Prudential Financial Inc.	9.000%	BBB+	3,448,323
24,617	Prudential PLC	6.750%	A-	625,026
1,000,000	Reinsurance Group of America Inc.	6.750%	BBB-	866,922
85,828	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	2,116,518
171,414	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	4,312,776
584,774	W. R. Berkley Corporation, Capital Trust II	6.750%	BBB-	15,128,103
	Total Insurance			97,977,292
	Media – 4.4%
596,221	CBS Corporation	6.750%	BBB	15,149,976
897,920	Comcast Corporation	7.000%	BBB+	22,977,773
25,738	Comcast Corporation	6.625%	BBB+	671,504
641,540	Viacom Inc.	6.850%	BBB+	16,102,654
	Total Media			54,901,907
	Multi-Utilities – 0.8%
122,534	Dominion Resources Inc.	8.375%	BBB	3,598,824
223,578	Xcel Energy Inc.	7.600%	BBB	6,070,143
	Total Multi-Utilities			9,668,967
	Oil, Gas & Consumable Fuels – 1.2%
604,577	Nexen Inc.	7.350%	BB+	15,465,080
	Pharmaceuticals – 0.1%
37,197	Bristol Myers Squibb Company (CORTS)	6.250%	A+	975,305
	Real Estate – 9.2%
59,021	CommomWealth REIT	7.500%	BBB	1,247,114
528,517	CommomWealth REIT	7.125%	Baa3	12,922,241
199,813	Developers Diversified Realty Corporation	7.375%	Ba1	4,845,465
16,200	Digital Realty Trust Inc.	7.000%	Baa3	414,558
6,800	Duke Realty Corporation, Series K	6.500%	Baa3	165,580
71,421	Duke Realty Corporation, Series L	6.600%	Baa3	1,746,958
121,700	Duke-Weeks Realty Corporation	6.625%	Baa3	3,020,594
106,215	Equity Residential Properties Trust, Series N	6.480%	BBB-	2,719,104

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (5)	Value
	Real Estate (continued)
628,420	Kimco Realty Corporation, Series G	7.750%		Baa2	$16,181,815
21,620	Kimco Realty Corporation, Series H	6.900%		Baa2	591,956
3,997	Prologis Inc.	8.540%		Baa3	218,211
51,275	Prologis Inc.	6.750%		BB	1,219,320
119,609	PS Business Parks, Inc.	7.375%		BBB-	3,011,755
20,000	PS Business Parks, Inc.	6.875%		BBB-	530,400
29,949	Public Storage, Inc.	6.875%		BBB+	858,338
230,350	Public Storage, Inc.	6.750%		BBB+	5,926,906
22,475	Public Storage, Inc., Series C	6.600%		BBB+	572,214
144,899	Public Storage, Inc., Series E	6.750%		BBB+	3,693,476
3,400	Public Storage, Inc., Series Q	6.500%		BBB+	95,200
15,671	Realty Income Corporation	6.750%		Baa2	404,312
2,570	Regency Centers Corporation	7.250%		Baa3	64,327
622,768	Vornado Realty LP	7.875%		BBB	17,113,665
1,227,443	Wachovia Preferred Funding Corporation	7.250%		BBB+	31,692,578
3,660	Weingarten Realty Trust	8.100%		BBB	87,840
116,800	Weingarten Realty Trust	6.950%		Baa3	2,960,880
96,725	Weingarten Realty Trust	6.500%		Baa3	2,436,503
	Total Real Estate				114,741,310
	U.S. Agency – 0.8%
155,500	Cobank Agricultural Credit Bank, 144A	7.000%		N/R	7,065,531
48,000	Cobank Agricultural Credit Bank	11.000%		A	2,523,000
	Total U.S. Agency				9,588,531
	Wireless Telecommunication Services – 0.3%
26,700	Telephone and Data Systems Inc.	7.000%		Baa2	720,364
52,000	Telephone and Data Systems Inc.	6.875%		Baa2	1,385,280
70,000	United States Cellular Corporation	6.950%		Baa2	1,863,400
	Total Wireless Telecommunication Services				3,969,044
	Total $25 Par (or similar) Preferred Securities (cost $463,754,000)				456,587,078
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (6)	Ratings (5)	Value
	Variable Rate Senior Loan Interests – 14.6% (10.0% of Total Investments) (7)
	Aerospace & Defense – 0.1%
$408	DAE Aviation Holdings, Inc., Term Loan B1	5.430%	7/31/14	B	$397,407
391	DAE Aviation Holdings, Inc., Term Loan B2	5.430%	7/31/14	B	380,263
799	Total Aerospace & Defense				777,670
	Airlines – 0.1%
1,493	Delta Air Lines, Inc., Term Loan	5.500%	4/20/17	Ba2	1,417,875
	Automobiles – 0.1%
1,292	Chrysler Group LLC, Term Loan	6.000%	5/24/17	BB	1,226,025
	Biotechnology – 0.1%
667	Alkermes, Inc., Term Loan, First Lien	6.750%	9/16/17	BB	663,335
896	Grifols, Term Loan	6.000%	6/01/17	BB	894,661
1,563	Total Biotechnology				1,557,996
	Chemicals – 0.2%
1,869	Ashland, Inc., Term Loan	3.750%	8/23/18	Baa3	1,879,092
990	Univar, Inc., Term Loan	5.000%	6/30/17	B+	957,825
2,859	Total Chemicals				2,836,917

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (6)	Ratings (5)	Value
	Communications Equipment – 0.4%
$773	Avaya, Inc., Term Loan B3	5.006%	10/26/17	B1	$709,412
3,134	Avaya, Inc., Term Loan	3.256%	10/27/14	B1	3,009,003
862	Intelsat, Term Loan	5.250%	4/02/18	BB-	860,537
4,769	Total Communications Equipment				4,578,952
	Consumer Finance – 0.1%
1,350	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B+	1,178,298
	Containers & Packaging – 0.0%
617	Sealed Air Corporation, Term Loan	4.750%	10/03/18	Ba1	624,517
	Diversified Consumer Services – 0.1%
938	Cengage Learning Acquisitions, Inc., Term Loan	2.550%	7/03/14	B+	803,297
	Diversified Financial Services – 0.3%
1,400	NPC International, Inc., Term Loan B	6.750%	12/28/18	Ba3	1,400,000
2,000	Ocwen Financial Corporation, Term Loan, WI/DD	TBD	TBD	N/R	1,970,000
152	Pinafore LLC, Term Loan	4.250%	9/29/16	BB	151,662
3,552	Total Diversified Financial Services				3,521,662
	Electric Utilities – 0.1%
2,664	TXU Corporation, 2014 Term Loan	3.776%	10/10/14	B2	1,868,799
	Electrical Equipment – 0.1%
1,561	Allison Transmission Holdings, Inc., Term Loan	2.780%	8/07/14	BB-	1,527,098
	Food & Staples Retailing – 0.8%
7,934	Reynolds Group Holdings, Inc., Add on Term Loan, DD1	6.500%	8/09/18	BB-	7,901,604
1,979	U.S. Foodservice, Inc., Term Loan	2.795%	7/03/14	B3	1,836,131
9,913	Total Food & Staples Retailing				9,737,735
	Food Products – 0.4%
2,239	Del Monte Foods Company, Term Loan	4.500%	3/08/18	Ba3	2,132,409
1,796	JBS USA LLC, Term Loan	4.250%	5/25/18	BB	1,755,101
990	Pierre Foods, Inc Term Loan	7.000%	9/30/16	B+	988,144
5,025	Total Food Products				4,875,654
	Health Care Equipment & Supplies – 0.7%
9,000	Chiron Merger Sub, Inc., Term Loan, DD1	7.000%	5/04/18	Ba2	9,092,475
	Health Care Providers & Services – 0.7%
136	Community Health Systems, Inc., Delayed Term Loan	2.546%	7/25/14	BB	132,715
834	Community Health Systems, Inc., Extended Term Loan	3.965%	1/25/17	BB	808,654
2,703	Community Health Systems, Inc., Term Loan	2.757%	7/25/14	BB	2,629,502
1,064	Emergency Medical Services, Term Loan	5.250%	5/25/18	B+	1,040,862
1,791	Golden Living, Term Loan	5.000%	5/04/18	B+	1,566,041
371	HCA, Inc., Tranche B2, Term Loan	3.829%	3/31/17	BB	353,019
1,117	National Mentor Holdings, Inc., Tranche B	7.000%	2/09/17	B+	1,027,238
1,791	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB-	1,713,391
9,807	Total Health Care Providers & Services				9,271,422
	Health Care Technology – 0.3%
4,000	Emdeon Business Services LLC, Term Loan, DD1	6.750%	11/02/18	Ba3	4,039,376
	Hotels, Restaurants & Leisure – 0.5%
991	Harrah's Operating Company, Inc., Term Loan B2	3.375%	1/28/15	B	864,638
901	Orbitz Worldwide, Inc., Term Loan	3.390%	7/25/14	B+	773,702

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (6)	Ratings (5)	Value
	Hotels, Restaurants & Leisure (continued)
$208	Venetian Casino Resort LLC, Delayed Term Loan	2.930%	11/23/16	BB	$200,112
272	Venetian Casino Resort LLC, Tranche B, Term Loan	2.930%	11/23/16	BB	261,530
2,208	CCM Merger, Inc., Term Loan	7.000%	3/01/17	B+	2,193,727
516	Herbst Gaming LLC, Term Loan	10.000%	12/31/15	B+	518,043
132	OSI Restaurant Partners LLC, Revolver	3.540%	6/14/13	B+	125,569
1,341	OSI Restaurant Partners LLC, Term Loan	2.739%	6/14/14	B+	1,273,772
546	Reynolds Group Holdings, Inc., US Term Loan	6.500%	2/09/18	BB	541,681
7,115	Total Hotels, Restaurants & Leisure				6,752,774
	Household Products – 0.1%
724	Visant Corporation, Term Loan	5.260%	12/22/16	BB-	680,900
	Independent Power Producers & Energy Traders – 0.1%
1,519	AES Corporation, Term Loan	4.250%	6/01/18	BB+	1,519,237
	Industrial Conglomerates – 0.1%
893	U.S. Foodservice, Inc., Term Loan, First Lien	5.750%	3/31/17	B-	855,287
	Internet Software & Services – 0.4%
4,888	Go Daddy Operating Co., LLC, Term Loan, First Lien, DD1	7.000%	12/16/18	Ba3	4,896,304
	IT Services – 1.0%
1,133	First Data Corporation, Term Loan B1	3.044%	9/24/14	B+	1,025,844
771	First Data Corporation, Term Loan B2	3.044%	9/24/14	B+	697,899
6,191	Frac Tech International LLC, Term Loan, DD1	6.250%	5/06/16	B+	6,121,859
1,173	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Draw Term Loan	6.050%	7/28/15	B+	1,114,240
994	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B2	7.250%	7/28/15	B+	949,287
2,248	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	6.050%	7/28/15	B+	2,115,999
1,153	SunGard Data Systems, Inc., Term Loan B	2.029%	2/28/14	BB	1,126,228
13,663	Total IT Services				13,151,356
	Leisure Equipment & Products – 0.1%
1,000	Academy, Ltd., Term Loan	6.000%	8/03/18	B	992,500
711	Cedar Fair LP, Term Loan	4.000%	12/15/17	Ba2	711,039
1,711	Total Leisure Equipment & Products				1,703,539
	Media – 1.9%
735	Cequel Communications LLC, Term Loan B	2.274%	11/05/13	Ba2	727,750
3,167	Charter Communications Operating Holdings LLC, Term Loan C	3.830%	9/06/16	BB+	3,104,248
2,000	Cumulus Media, Inc., Term Loan, First Lien	5.750%	9/16/18	Ba2	1,962,084
8,529	Cumulus Media, Inc., Term Loan, Second Lien, DD1	7.500%	3/18/19	B2	8,287,348
1,101	Gray Television, Inc., Term Loan B	3.780%	12/31/14	B	1,070,828
1,836	Nielson Finance LLC, Term B	3.976%	5/02/16	BB	1,816,541
813	Nielson Finance LLC, Term C	3.476%	5/02/16	Ba2	797,234
311	SuperMedia, Term Loan	11.000%	12/31/15	Caa1	147,129
675	Tribune Company, Term Loan B, (8), (9)	0.000%	6/04/14	Ca	396,187
5,477	Univision Communications, Inc., Term Loan	4.546%	3/31/17	B+	4,903,352
24,644	Total Media				23,212,701
	Metals & Mining – 0.1%
819	John Maneely Company, Term Loan	4.750%	4/01/17	BB	813,183
	Multiline Retail – 0.2%
1,136	99 Cents Only Store, Term Loan B, WI/DD	TBD	TBD	B2	1,126,422
1,800	Neiman Marcus Group, Inc., Term Loan	4.750%	5/16/18	BB-	1,741,126
2,936	Total Multiline Retail				2,867,548

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (6)	Ratings (5)	Value
	Oil, Gas & Consumable Fuels – 0.2%
$2,887	CCS Income Trust, Term Loan	3.296%	11/14/14	B	$2,663,459
	Personal Products – 0.1%
806	NBTY, Inc., Term Loan B1	4.250%	10/01/17	BB-	799,204
	Pharmaceuticals – 0.8%
1,433	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB-	1,410,685
8,000	Pharmaceutical Product Development Inc., Term Loan, DD1	5.250%	11/21/41	BB-	7,990,004
9,433	Total Pharmaceuticals				9,400,689
	Real Estate – 0.1%
1,282	iStar Financial, Inc., Tranche A1	5.000%	6/28/13	BB-	1,275,466
	Real Estate Management & Development – 0.6%
4,936	Capital Automotive LP, Tranche B, DD1	5.000%	3/11/17	Ba3	4,824,647
1,496	LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	1,479,417
1,191	Realogy Corporation, Delayed Term Loan	4.691%	10/10/16	B1	1,068,913
7,623	Total Real Estate Management & Development				7,372,977
	Road & Rail – 0.4%
4,794	Swift Transportation Company, Inc., Term Loan, DD1	6.000%	12/21/16	BB-	4,809,769
	Semiconductors & Equipment – 0.7%
3,981	Freescale Semiconductor, Inc., Term Loan, DD1	4.520%	12/01/16	Ba3	3,841,248
993	NXP Semiconductor LLC, Term Loan	4.500%	3/04/17	B2	946,597
4,249	NXP Semiconductor LLC, Tranche A2, Term Loan, DD1	5.500%	3/03/17	B+	4,129,837
9,223	Total Semiconductors & Equipment				8,917,682
	Software – 1.2%
8,000	BlackBoard, Inc., Term Loan, First Lien , DD1	7.500%	9/23/18	B+	7,620,000
6,156	DataTel Inc., Term Loan B, WI/DD	TBD	TBD	B	6,170,087
844	IPC Systems, Inc., Term Loan	2.763%	6/02/14	B1	789,266
15,000	Total Software				14,579,353
	Specialty Retail – 1.3%
2,222	Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B-	2,186,078
1,237	Claire's Stores, Inc. Term Loan B	2.991%	5/29/14	B	1,072,875
995	J Crew Group, Term Loan	4.750%	3/07/18	B1	937,290
1,824	Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	1,755,750
5,500	Lord & Taylor Holdings, Term Loan, WI/DD	TBD	TBD	Ba3	5,486,250
971	Michaels Stores, Inc., Term Loan B1	2.765%	10/31/13	B+	956,470
1,306	Michaels Stores, Inc., Term Loan B2	5.015%	7/31/16	B+	1,285,472
1,714	Toys "R" Us – Delaware, Inc., Term Loan	6.000%	9/01/16	BB-	1,696,583
438	Toys "R" Us – Delaware, Inc., Term Loan	5.250%	5/17/18	BB-	429,591
16,207	Total Specialty Retail				15,806,359
	Wireless Telecommunication Services – 0.1%
1,928	Clear Channel Communications, Inc., Tranche B, Term Loan	3.946%	1/29/16	CCC+	1,430,506
$189,297	Total Variable Rate Senior Loan Interests (cost $185,031,259)				182,444,061

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Convertible Bonds – 10.0% (6.9% of Total Investments)
	Aerospace & Defense – 0.1%
$377	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	$360,978
400	Orbital Sciences Corporation, Convertible Bond	2.438%	1/15/27	BB	402,000
650	Textron Inc.	4.500%	5/01/13	BBB-	997,750
1,427	Total Aerospace & Defense				1,760,728
	Auto Components – 0.1%
500	BorgWarner Inc.	3.500%	4/15/12	BBB	971,250
400	Sonic Automotive Inc., Convertible	5.000%	10/01/29	B+	529,500
250	TRW Automotive Inc., Convertible Bond	3.500%	12/01/15	BB-	336,875
1,150	Total Auto Components				1,837,625
	Automobiles – 0.1%
900	Ford Motor Company, Convertible Bonds	4.250%	11/15/16	BB+	1,290,375
	Beverages – 0.0%
400	Molson Coors Brewing Company, Convertible Notes	2.500%	7/30/13	BBB-	423,500
	Biotechnology – 0.7%
3,375	Amgen Inc., Convertible Bond	0.375%	2/01/13	A+	3,387,656
600	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	B	1,067,250
900	Gilead Sciences Inc., (3)	0.625%	5/01/13	A-	1,040,625
2,650	Gilead Sciences Inc., (3)	1.625%	5/01/16	A-	3,017,688
400	Invitrogen Corporation, Convertible Bond	1.500%	2/15/24	BBB	400,000
7,925	Total Biotechnology				8,913,219
	Capital Markets – 0.1%
950	Affiliated Managers Group Inc.	3.950%	8/15/38	BBB-	1,030,750
700	Ares Capital Corporation, Convertible Bond	5.125%	6/01/16	BBB	650,125
1,650	Total Capital Markets				1,680,875
	Commercial Services & Supplies – 0.0%
450	Covanta Holding Corporation, Convertible Bonds	3.250%	6/01/14	Ba3	469,125
	Communications Equipment – 0.5%
600	Ciena Corporation, Convertible Bond	0.250%	5/01/13	B	583,500
300	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B	227,250
1,450	Liberty Media Corporation, Senior Debentures, Exchangeable for Motorola Common Stock	3.500%	1/15/31	BB	821,063
4,750	Lucent Technologies Inc., Series B	2.750%	6/15/25	B	4,168,125
7,100	Total Communications Equipment				5,799,938
	Computers & Peripherals – 0.8%
1,400	EMC Corporation, Convertible Bonds, 144A, (10)	1.750%	N/A	A-	1,933,934
700	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A-	1,004,500
900	EMC Corporation, Convertible Bonds, (10)	1.750%	N/A	A-	1,243,243
1,450	EMC Corporation, Convertible Bonds	1.750%	12/01/13	A-	2,080,750
2,000	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	BB	1,947,500
1,161	Sandisk Corporation, Convertible Bond	1.500%	8/15/17	BB	1,367,078
7,611	Total Computers & Peripherals				9,577,005
	Containers & Packaging – 0.1%
950	Owens-Brockway Glass Containers	3.000%	6/01/15	BB	883,500

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Diversified Consumer Services – 0.1%
$261	Coinstar Inc., Convertible Bond	4.000%	9/01/14	BB-	$340,279
400	Sotheby's Holdings Inc., Convertible Bond	3.125%	6/15/13	BB	452,500
661	Total Diversified Consumer Services				792,779
	Diversified Financial Services – 0.0%
450	PHH Corporation, Convertible Bond	4.000%	9/01/14	Ba2	362,250
	Diversified Telecommunication Services – 0.1%
915	Time Warner Telecom Inc., Convertible Bond	2.375%	4/01/26	B	1,077,413
	Electrical Equipment – 0.1%
650	General Cable Corporation, Convertible Bonds	0.875%	11/15/13	Ba3	598,000
462	General Cable Corporation, Convertible Bonds	4.500%	11/15/29	B	437,168
1,112	Total Electrical Equipment				1,035,168
	Electronic Equipment & Instruments – 0.1%
500	Anixter International Inc., Convertible Bond	1.000%	2/15/13	B+	569,375
600	Vishay Intertechnology Inc., Convertible Bonds	2.250%	11/15/40	BB+	486,750
1,100	Total Electronic Equipment & Instruments				1,056,125
	Energy Equipment & Services – 0.2%
450	Exterran Holdings Inc., Convertible Bond	4.250%	6/15/14	BB	399,375
500	Hornbeck Offshore Services Inc., Convertible Bonds	1.625%	11/15/26	BB-	502,500
1,875	Transocean Inc., Convertible Bond	1.500%	12/15/37	BBB-	1,842,188
2,825	Total Energy Equipment & Services				2,744,063
	Food Products – 0.3%
400	Archer Daniels Midland Company, Convertible Bonds, 144A	0.875%	2/15/14	A	402,000
1,000	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	1,005,000
450	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B-	385,313
800	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	BB-	981,000
950	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB+	1,259,938
3,600	Total Food Products				4,033,251
	Health Care Equipment & Supplies – 0.5%
1,789	Hologic Inc. Convertible Bond	2.000%	12/15/37	BB+	1,706,259
1,089	Hologic Inc. Convertible Bond	2.000%	12/15/37	BB+	1,191,094
2,750	Medtronic, Inc.	1.625%	4/15/13	AA-	2,770,625
550	Teleflex Inc., Convertible Bond	3.875%	8/01/17	BB-	661,375
6,178	Total Health Care Equipment & Supplies				6,329,353
	Health Care Providers & Services – 0.3%
300	AmeriGroup Corporation, Convertible Bond	2.000%	5/15/12	BB+	421,500
450	LifePoint Hospitals, Inc., Convertible Bond	3.250%	8/15/25	B	457,313
825	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	843,563
976	Omnicare, Inc.	3.750%	12/15/25	BB	1,356,640
538	Omnicare, Inc.	3.250%	12/15/35	B+	493,615
300	PSS World Medical Inc. Convertible Note, 144A	3.125%	8/01/14	BB	385,500
3,389	Total Health Care Providers & Services				3,958,131
	Hotels, Restaurants & Leisure – 0.1%
150	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.500%	10/15/29	BB+	185,813
1,125	International Game Technology	3.250%	5/01/14	BBB	1,331,719
1,275	Total Hotels, Restaurants & Leisure				1,517,532

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Household Durables – 0.2%
$911	D.R. Horton, Inc.	2.000%	5/15/14	BB-	$1,063,593
750	Lennar Corporation, 144A	2.750%	12/15/20	B+	836,250
361	Lennar Corporation	2.000%	12/01/20	B+	362,805
2,022	Total Household Durables				2,262,648
	Industrial Conglomerates – 0.1%
850	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	1,160,250
	Insurance – 0.1%
450	CNO Financial Group Inc., Convertible Bond	7.000%	12/30/16	B	594,563
750	Old Republic International Corporation	8.000%	5/15/12	BBB+	749,063
1,200	Total Insurance				1,343,626
	Internet & Catalog Retail – 0.0%
300	Priceline.com Inc., Convertible Bond	1.250%	3/15/15	BBB-	493,875
	Internet Software & Services – 0.2%
1,050	Equinix Inc., Convertible Bond	3.000%	10/15/14	B	1,174,688
850	Equinix Inc.	4.750%	6/15/16	B	1,196,375
1,900	Total Internet Software & Services				2,371,063
	Life Sciences Tools & Services – 0.0%
250	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	242,188
	Machinery – 0.2%
450	Chart Industries Inc., Convertible Bond	2.000%	8/01/18	B+	475,313
250	Ingersoll Rand	4.500%	4/15/12	BBB+	428,125
650	Navistar International Corporation, Convertible Bond	3.000%	10/15/14	B1	700,375
250	Terex Corporation	4.000%	6/01/15	B	278,125
600	Trinity Industries Inc., Convertible Bonds	3.875%	6/01/36	Ba2	586,500
2,200	Total Machinery				2,468,438
	Media – 0.5%
300	Interpublic Group Companies Inc., Convertible Notes	4.750%	3/15/23	Baa3	329,250
950	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Baa3	960,688
1,061	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1	4.000%	11/15/29	BB	557,025
2,700	Liberty Media Corporation	3.125%	3/30/23	BB	3,020,625
1,050	Omnicom Group Inc., Convertible Bond	0.000%	7/01/38	Baa1	1,107,750
665	XM Satellite Radio Inc., 144A	7.000%	12/01/14	BB	859,513
6,726	Total Media				6,834,851
	Metals & Mining – 0.9%
750	Alcoa Inc., Convertible Bond	5.250%	3/15/14	BBB-	1,134,375
450	Allegheny Technologies Inc., Convetible Bond	4.250%	6/01/14	BBB-	629,438
3,450	First Uranium Corporation	4.250%	6/30/12	N/R	2,167,362
3,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	2,265,000
250	Newmont Mining Corp., Senior Convertible Note	1.625%	7/15/17	BBB+	360,625
650	Newmont Mining Corporation, 144A	1.625%	7/15/17	BBB+	937,625
400	Newmont Mining Corporation	3.000%	2/15/12	BBB+	525,500
900	Newmont Mining Corporation	1.250%	7/15/14	BBB+	1,251,000
350	Steel Dynamics, Inc.	5.125%	6/15/14	BB+	381,063
900	United States Steel Corporation	4.000%	5/15/14	BB	995,625
11,100	Total Metals & Mining				10,647,613
	Multiline Retail – 0.0%
450	Saks, Inc., Convertible Bonds	2.000%	3/15/24	BB	457,313

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Multi-Utilities – 0.1%
$700	CMS Energy Corporation, Convertible Bonds	2.875%	12/01/24	BB+	$1,230,250
	Oil, Gas & Consumable Fuels – 0.5%
550	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	B+	511,500
600	Chesapeake Energy Corporation, Convertible Bonds	2.750%	11/15/35	BB+	586,500
1,461	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB+	1,302,116
650	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB-	600,438
700	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	714,000
700	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BBB-	1,073,625
2,246	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	1,041,583
6,907	Total Oil, Gas & Consumable Fuels				5,829,762
	Pharmaceuticals – 0.2%
661	Mylan Labs, Inc., Convertible Bonds, 144A	3.750%	9/15/15	BB	1,154,271
600	Mylan Labs, Inc., Convertible Bonds	1.250%	3/15/12	BB	601,500
800	Teva Pharmaceutical Finance Company LLC, Convertible Bonds	0.250%	2/01/26	A-	827,000
2,061	Total Pharmaceuticals				2,582,771
	Real Estate – 0.8%
1,350	Boston Properties Limited Partnership, Convertible Bonds, 144A	3.625%	2/15/14	A-	1,456,313
950	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A-	950,000
250	Boston Properties Limited Partnership, Convertible Bonds	2.875%	2/15/37	A2	250,000
750	Health Care REIT, Inc., Convertible Bonds	3.000%	12/01/29	Baa2	857,813
1,200	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.625%	4/15/27	BB+	1,203,000
750	Istar Financial Inc., Convertible Bond	0.872%	10/01/12	B+	675,000
600	National Retail Properties Inc., Convertible Bonds	5.125%	6/15/28	BBB	682,500
550	Prologis Inc., Convertible Bonds	3.250%	3/15/15	BBB-	567,188
1,500	Prologis Inc., Convertible Bonds	2.250%	4/01/37	BBB-	1,496,250
650	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB+	809,250
450	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	459,000
9,000	Total Real Estate				9,406,314
	Road & Rail – 0.1%
649	Hertz Global Holdings Inc., Convertible Bond	5.250%	6/01/14	B-	1,010,006
	Semiconductors & Equipment – 1.2%
2,848	Advanced Micro Devices, Inc., Convertible Bonds, 144A	6.000%	5/01/15	B+	2,780,360
924	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B+	933,240
3,950	Intel Corporation, Convertible Bond	2.950%	12/15/35	A-	4,112,938
950	Intel Corporation, Convertible Bond	3.250%	8/01/39	A2	1,189,875
500	Lam Research Corporation, Convertible Bond, 144A	0.500%	5/15/16	Baa1	468,750
500	Lam Research Corporation, Convertible Bond	1.250%	5/15/18	Baa1	468,750
1,650	Micron Technology, Inc.	1.875%	6/01/14	BB-	1,575,750
1,500	ON Semiconductor Corporation	2.625%	12/15/26	BB	1,655,625
450	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB+	510,750
850	Xilinx Inc., Convertible Bond	3.125%	3/15/37	BB+	964,750
14,122	Total Semiconductors & Equipment				14,660,788
	Software – 0.2%
950	Microsoft Corporation, Convertible Bond, 144A, (3)	0.000%	6/15/13	AAA	961,875
350	Nuance Communications Inc., 144A	2.750%	11/01/31	BB-	375,813
1,300	Symantec Corporation, Convertible Bond	1.000%	6/15/13	BBB	1,447,875
2,600	Total Software				2,785,563
	Specialty Retail – 0.1%
400	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	399,000
350	RadioShack Corporation, Convertible Bond	2.500%	8/01/13	Ba2	334,688
750	Total Specialty Retail				733,688

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Textiles, Apparel & Luxury Goods – 0.1%
$850	Iconix Brand Group, Inc., Convertible Notes, 144A	1.875%	6/30/12	BB-	$837,250
	Trading Companies & Distributors – 0.1%
400	United Rentals Inc., Convertible Bonds	4.000%	11/15/15	B	1,100,000
386	WESCO International Inc., Convertible Bond	6.000%	9/15/29	B	781,152
786	Total Trading Companies & Distributors				1,881,152
	Wireless Telecommunication Services – 0.1%
1,250	Liberty Media Corporation, Convertible Bonds	3.750%	2/15/30	BB	640,625
$117,741	Total Convertible Bonds (cost $122,788,890)				125,421,989
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Corporate Bonds – 14.9% (10.2% of Total Investments)
	Aerospace & Defense – 0.0%
$333	Hexcel Corporation, Term Loan	6.750%	2/01/15	BB+	$337,579
	Airlines – 0.1%
900	United Airlines Inc., 144A	12.000%	11/01/13	B-	938,250
	Auto Components – 0.1%
1,200	Cooper Standard Automitve	8.500%	5/01/18	B+	1,255,500
	Building Products – 0.1%
540	Libbey Glass Inc.	10.000%	2/15/15	B+	577,800
600	McJunkin Red Man Corporation	9.500%	12/15/16	B-	609,000
1,140	Total Building Products				1,186,800
	Capital Markets – 0.1%
950	Ares Capital Corporation, Convertible Bond	5.750%	2/01/16	BBB	914,375
	Chemicals – 0.5%
2,850	Hexion US Finance Corporation	8.875%	2/01/18	B3	2,671,875
1,200	NOVA Chemicals Corporation	8.625%	11/01/19	Ba2	1,323,000
450	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B-	390,375
2,100	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	B+	2,126,250
6,600	Total Chemicals				6,511,500
	Commercial Banks – 0.9%
300	Ally Financial Inc.	8.000%	3/15/20	B+	307,500
950	CIT Group Inc.	7.000%	5/01/17	B+	950,000
1,400	Den Norske Bank	0.625%	2/18/35	Baa1	742,000
1,400	Den Norske Bank	0.650%	2/24/37	Baa1	630,000
2,915	Groupe BCPE	3.800%	12/30/49	BBB-	1,123,937
7,076	LBG Capital I PLC, 144A	7.875%	11/01/20	BB	5,363,608
2,900	Lloyds Banking Group LBG Capital I, 144A	8.000%	6/15/20	BB-	2,073,500
16,941	Total Commercial Banks				11,190,545
	Commercial Services & Supplies – 0.3%
1,250	Ceridian Corporation	11.250%	11/15/15	CCC	975,000
1,500	International Lease Finance Corporation, 144A	8.750%	3/15/17	BBB-	1,545,000
1,200	Ticketmaster	10.750%	8/01/16	B	1,278,000
390	Universal City Development Partners	8.875%	11/15/15	BBB+	431,925
4,340	Total Commercial Services & Supplies				4,229,925
	Communications Equipment – 0.6%
3,800	Avaya Inc., 144A	7.000%	4/01/19	B1	3,686,000
1,450	Avaya Inc.	10.125%	11/01/15	CCC+	1,305,000

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Communications Equipment (continued)
$2,250	Avaya Inc.	9.750%	11/01/15	CCC+	$2,025,000
7,500	Total Communications Equipment				7,016,000
	Computers & Peripherals – 0.1%
1,050	Seagate HDD Cayman	6.875%	5/01/20	BB+	1,078,875
	Consumer Finance – 0.1%
900	Ally Financial Inc.	7.500%	9/15/20	B+	909,000
	Containers & Packaging – 0.1%
600	Boise Paper Holdings Company	8.000%	4/01/20	BB	634,500
	Diversified Financial Services – 0.0%
200	Fortis Hybrid Financing	8.250%	8/27/49	BBB	126,600
	Diversified Telecommunication Services – 0.6%
1,200	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B-	1,272,000
350	Insight Communications, 144A	9.375%	7/15/18	B-	399,875
3,200	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	3,096,000
1,200	Windstream Corporation	7.875%	11/01/17	Ba3	1,299,000
1,000	Windstream Corporation	7.500%	4/01/23	Ba3	987,500
6,950	Total Diversified Telecommunication Services				7,054,375
	Electric Utilities – 0.6%
900	Energy Future Holdings	10.250%	1/15/20	B-	945,000
6,400	WPS Resource Corporation	6.110%	12/01/16	Baa2	6,147,200
7,300	Total Electric Utilities				7,092,200
	Electronic Equipment & Instruments – 0.1%
1,200	Kemet Corporation	10.500%	5/01/18	B+	1,269,000
	Energy Equipment & Services – 0.1%
1,500	Alta Mesa Holdngs Finance	9.625%	10/15/18	B	1,455,000
	Food & Staples Retailing – 0.1%
1,200	Stater Brothers Holdings Inc.	7.375%	11/15/18	B+	1,266,000
	Food Products – 0.4%
1,200	Dole Foods Company, 144A	8.000%	10/01/16	B+	1,251,000
2,700	Dole Foods Company	8.750%	7/15/13	B-	2,855,250
1,200	JBS USA LLC	7.250%	6/01/21	BB	1,119,000
5,100	Total Food Products				5,225,250
	Health Care Equipment & Supplies – 1.1%
2,000	Beagle Acquisition Corporation, 144A	11.000%	12/31/19	CCC+	2,092,500
6,500	Biomet Inc.	10.375%	10/15/17	B-	7,036,250
500	Biomet Inc.	10.000%	10/15/17	B-	540,000
1,300	Chiron Merger Sub Inc., 144A	10.500%	11/01/18	B	1,274,000
3,000	Merge Healthcare Inc.	11.750%	5/01/15	B+	3,180,000
13,300	Total Health Care Equipment & Supplies				14,122,750
	Health Care Providers & Services – 1.0%
600	Aurora Diagnostics Holdings LLC	10.750%	1/15/18	B3	597,000
450	Capella Healthcare Inc.	9.250%	7/01/17	B	456,750
1,204	Community Health Systems, Inc.	8.875%	7/15/15	B	1,243,130
3,300	HCA Inc.	8.500%	4/15/19	BB	3,613,500
900	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	785,250

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Health Care Providers & Services (continued)
$2,140	Select Medical Corporation	7.625%	2/01/15	CCC+	$2,011,600
1,800	Select Medical Corporation	6.267%	9/15/15	CCC+	1,512,000
1,500	Tenet Healthcare Corporation	10.000%	5/01/18	BB-	1,713,750
11,894	Total Health Care Providers & Services				11,932,980
	Hotels, Restaurants & Leisure – 0.9%
1,200	CCM Merger Inc., 144A	8.000%	8/01/13	CCC+	1,158,000
1,200	GWR Operating Partnership	10.875%	4/01/17	BB-	1,305,000
2,250	Harrah's Operating Company, Inc.	11.250%	6/01/17	B	2,387,813
900	Landry's Restaurants Inc.	11.625%	12/01/15	B	947,250
300	MGM Resorts International	9.000%	3/15/20	Ba2	332,250
600	Peninsula Gaming LLC	8.375%	8/15/15	BB	636,000
600	Penn National Gaming Inc.	8.750%	8/15/19	BB	652,500
1,200	Pinnacle Entertainment Inc.	8.750%	5/15/20	B	1,176,000
300	Reynolds Group, 144A	9.000%	4/15/19	B-	285,000
1,250	Reynolds Group	7.875%	8/15/19	BB-	1,306,250
1,750	Seminole Hard Rock Entertainment, Inc., 144A	3.030%	3/15/14	BB	1,636,250
11,550	Total Hotels, Restaurants & Leisure				11,822,313
	Household Products – 0.3%
1,650	Central Garden & Pet Company, Senior Subordinate Notes	8.250%	3/01/18	B	1,617,000
2,200	Spectrum Brands Inc.	9.500%	6/15/18	B1	2,406,250
3,850	Total Household Products				4,023,250
	Independent Power Producers & Energy Traders – 0.1%
600	Calpine Corporation, 144A	7.875%	7/31/20	BB-	646,500
1,000	NRG Energy Inc.	7.375%	1/15/17	BB-	1,037,500
1,600	Total Independent Power Producers & Energy Traders				1,684,000
	Insurance – 0.7%
10,400	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB+	9,157,595
	IT Services – 1.0%
300	Fidelity National Information Services Inc.	7.875%	7/15/20	Ba2	324,000
2,350	First Data Corporation, 144A	7.375%	6/15/19	B+	2,209,000
3,800	First Data Corporation, 144A	8.875%	8/15/20	B+	3,800,000
1,474	First Data Corporation	10.550%	9/24/15	B-	1,405,777
2,600	First Data Corporation	9.875%	9/24/15	B-	2,444,000
1,600	First Data Corporation	11.250%	3/31/16	CCC+	1,328,000
600	ManTech International Company	7.250%	4/15/18	BB+	611,250
600	Sungard Data Systems Inc.	7.625%	11/15/20	B	616,500
13,324	Total IT Services				12,738,527
	Machinery – 0.2%
400	AGCO Corporation, Convertible Bond	1.250%	12/15/36	BB+	501,500
1,800	Titan International Inc.	7.875%	10/01/17	B+	1,872,000
2,200	Total Machinery				2,373,500
	Media – 0.5%
600	Allbritton Communications Company, 144A	8.000%	5/15/18	B	595,500
2,000	AMC Entertainment Inc.	8.000%	3/01/14	CCC+	1,975,000
450	Cablevision Systems Corporation	7.750%	4/15/18	B+	477,000
300	Cablevision Systems Corporation	8.000%	4/15/20	B+	321,750
300	Clear Channel Communications, Inc., 144A	5.500%	9/15/14	CCC-	225,000
1,050	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	703,500
450	Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	B	486,000
300	NexStar Mission Broadcast	8.875%	4/15/17	B	307,500

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Media (continued)
$900	Nielsen Finance LLC Co	7.750%	10/15/18	B+	$972,000
6,350	Total Media				6,063,250
	Metals & Mining – 0.1%
900	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	873,000
	Multiline Retail – 0.3%
3,000	Dollar General Corporation	11.875%	7/15/17	BB-	3,315,000
	Municipal – 0.0%
600	Tops Markets	10.125%	10/15/15	B	627,000
	Oil, Gas & Consumable Fuels – 0.9%
600	Arch Coal Inc., 144A	7.000%	6/15/19	B+	612,000
1,200	Arch Coal Inc., 144A	7.250%	6/15/21	B+	1,233,000
2,400	Chaparral Energy Inc.	8.875%	2/01/17	B-	2,484,000
600	CONSOL Energy Inc.	8.000%	4/01/17	BB	657,000
600	CONSOL Energy Inc.	8.250%	4/01/20	BB	663,000
700	Energy XXI Gulf Coast Inc.	7.750%	6/15/19	B	714,000
1,200	Genesis Energy LP, 144A	7.875%	12/15/18	B	1,200,000
1,200	Hilcorp Energy I LP/Hilcorp Finance Company, 144A	7.625%	4/15/21	BB-	1,257,000
1,050	Western Refining Inc., 144A	11.250%	6/15/17	B+	1,194,375
1,500	Whiting Petroleum Corporation	7.000%	2/01/14	BB	1,597,500
11,050	Total Oil, Gas & Consumable Fuels				11,611,875
	Personal Products – 0.2%
1,800	Prestige Brands Inc.	8.250%	4/01/18	B	1,845,000
600	Revlon Consumer Products	9.750%	11/15/15	B	638,250
2,400	Total Personal Products				2,483,250
	Pharmaceuticals – 1.2%
1,200	Angiotech Pharmaceuticals Inc.	5.000%	12/01/13	N/R	1,023,000
900	Mylan Inc., 144A	7.875%	7/15/20	BB	993,375
3,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	BB	2,962,500
4,000	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	BB	3,880,000
5,800	Warner Chilcott Company LLC	7.750%	9/15/18	BB	5,923,250
14,900	Total Pharmaceuticals				14,782,125
	Real Estate – 0.1%
1,200	Entertainment Properties Trust	7.750%	7/15/20	Baa3	1,261,434
	Road & Rail – 0.2%
900	Avis Budget Car Rental	9.625%	3/15/18	B	931,500
1,200	Avis Budget Car Rental	8.250%	1/15/19	B	1,191,000
2,100	Total Road & Rail				2,122,500
	Semiconductors & Equipment – 0.2%
450	Amkor Technology Inc.	7.375%	5/01/18	BB	460,125
2,000	Freescale Semiconductor Inc.	9.250%	4/15/18	Ba3	2,137,500
75	NXP BV	3.153%	10/15/13	B+	75,000
2,525	Total Semiconductors & Equipment				2,672,625
	Software – 0.1%
1,000	SoftBrands Inc/Atlantis, 144A	11.500%	7/15/18	B-	970,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Specialty Retail – 0.5%
$1,154	Brookstone Company Inc., 144A	13.000%	10/15/14	CCC+	$921,758
1,350	Claires Stores, Inc.	9.250%	6/01/15	CCC	1,073,250
1,200	Claires Stores, Inc.	10.500%	6/01/17	CCC	822,000
300	Express LLC	8.750%	3/01/18	B+	324,750
1,200	Toys "R" Us, Inc.	7.375%	10/15/18	B3	1,077,000
1,500	Toys "R" Us Property Company II LLC	8.500%	12/01/17	Ba1	1,552,500
6,704	Total Specialty Retail				5,771,258
	Transportation Infrastructure – 0.1%
1,627	AWAS Aviation Capital Limited, 144A	7.000%	10/15/16	BBB-	1,627,200
	Wireless Telecommunication Services – 0.3%
1,200	IntelSat Jackson Holdings	7.250%	10/15/20	B	1,218,000
1,500	IPCS, Inc.	2.554%	5/01/13	B+	1,391,250
1,775	Sprint Nextel Corporation	8.375%	8/15/17	B+	1,590,842
4,475	Total Wireless Telecommunication Services				4,200,092
$192,853	Total Corporate Bonds (cost $186,676,699)				185,926,798
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Capital Preferred Securities – 23.9% (16.3% of Total Investments)
	Capital Markets – 0.3%
10	AMG Capital Trust II, Convertible Bond	5.150%	10/15/37	BB	$391,050
1,600	Credit Suisse Guernsey	1.147%	5/15/17	A3	1,062,240
3,100	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	2,015,000
	Total Capital Markets				3,468,290
	Commercial Banks – 6.4%
2,800	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	1,907,500
2,120	Banco Santander Finance	10.500%	9/29/49	BBB+	2,078,094
4,875	Barclays Bank PLC, 144A	7.434%	12/15/17	BBB	4,338,750
2,000	Barclays Bank PLC, 144A	6.860%	6/15/32	BBB	1,540,000
1,000	Barclays Bank PLC	6.278%	12/15/34	BBB	689,688
3,000	BB&T Capital Trust II	6.750%	6/07/36	Baa1	2,977,092
3,800	BB&T Capital Trust IV	6.820%	6/12/77	Baa1	3,823,750
5,750	First Empire Capital Trust I	8.234%	2/01/27	BBB	5,770,775
3,500	First Union Capital Trust II, Series A	7.950%	11/15/29	BBB+	3,701,495
4,800	Fulton Capital Trust I	6.290%	2/01/36	Baa3	3,960,000
1,450	HBOS Capital Funding LP, 144A	6.071%	6/30/14	BB	899,000
1,300	HSBC America Capital Trust I, 144A	7.808%	12/15/26	A3	1,280,500
1,000	HSBC Bank PLC	0.600%	6/11/49	A-	450,000
9,300	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A3	11,439,000
100	HSBC Financial Capital Trust IX	5.911%	11/30/15	BBB+	83,000
4,000	KeyCorp Capital III	7.750%	7/15/29	BBB-	4,093,344
10,000	North Fork Capital Trust II	8.000%	12/15/27	Baa3	9,500,000
4,490	Rabobank Nederland, 144A	11.000%	6/30/19	A	5,253,300
2,000	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	1,941,714
3,100	Societe Generale, 144A	1.128%	12/31/49	BBB-	1,732,714
400	Societe Generale, 144A	5.922%	4/05/57	BBB-	243,475
8,310	Societe Generale	8.750%	10/07/49	BBB-	6,232,500
6,500	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB+	5,927,701
	Total Commercial Banks				79,863,392
	Consumer Finance – 0.5%
5,500	Capital One Capital IV Corporation	6.745%	2/05/82	Baa3	5,431,250

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Diversified Financial Services – 1.8%
5,270	Bank One Capital III	8.750%	9/01/30	A2	$6,980,726
3,000	BankAmerica Capital II, Series 2	8.000%	12/15/26	BB+	2,700,000
3,200	BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	BB+	2,832,000
2,500	BankAmerica Institutional Trust, 144A	8.070%	12/31/26	BB+	2,250,000
4,300	JPMorgan Chase Capital XXV	6.800%	10/01/37	A2	4,316,125
4,150	NB Capital Trust II	7.830%	12/15/26	BB+	3,693,500
	Total Diversified Financial Services				22,772,351
	Electric Utilities – 0.1%
1,600	PPL Capital Funding, Inc.	6.700%	3/30/17	BB+	1,560,800
	Insurance – 10.2%
1,500	Allstate Corporation	6.500%	5/15/67	Baa1	1,353,750
3,600	Allstate Corporation	6.125%	5/15/67	Baa1	3,271,500
8,275	AXA SA, 144A	6.379%	12/14/36	Baa1	5,378,750
5,700	AXA	8.600%	12/15/30	A3	5,613,845
8,065	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	6,855,250
4,000	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	Baa1	3,520,000
16,025	Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	11,297,625
2,000	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	1,900,898
750	Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/16	A-	731,250
8,900	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	7,921,000
11,370	MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	11,796,375
9,700	National Financial Services Inc.	6.750%	5/15/37	Baa2	8,390,500
1,550	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,517,467
9,100	Oil Insurance Limited, 144A	7.558%	12/30/56	Baa1	8,723,442
8,500	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	8,083,500
2,700	Progressive Corporation, (3)	6.700%	6/15/67	A2	2,727,000
3,100	Prudential Financial Inc.	8.875%	6/15/18	BBB+	3,549,500
4,000	Prudential PLC	6.500%	6/29/49	A-	3,528,000
8,300	Swiss Re Capital I	6.854%	5/25/16	A	7,053,821
1,200	White Mountains Re Group Limited	7.506%	6/30/17	BB+	1,093,248
19,200	XL Capital Ltd	6.500%	10/15/57	BBB-	15,024,000
8,000	ZFS Finance USA Trust II 144A	6.450%	12/15/65	A	7,280,000
1,100	ZFS Finance USA Trust V	6.500%	5/09/67	A	990,000
	Total Insurance				127,600,721
	Multi-Utilities – 0.7%
8,200	Dominion Resources Inc.	7.500%	6/30/16	BBB	8,610,000
	Oil, Gas & Consumable Fuels – 0.4%
5,360	TranCanada Pipelines Limited	6.350%	5/15/17	Baa1	5,378,036
	Road & Rail – 1.0%
12,410	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	12,782,300
	U.S. Agency – 0.8%
9,350	AgFirst Farm Credit Bank	7.300%	12/15/53	A	8,924,669
1	Farm Credit Bank of Texas	10.000%	12/15/60	A3	1,051,313
9,351	Total U.S. Agency				9,975,982
	Wireless Telecommunication Services – 1.7%
19	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	21,572,324
	Total Capital Preferred Securities (cost $317,676,974)				299,015,446

Nuveen Investments

Shares	Description (1)	Value
	Investment Companies – 2.1% (1.4% of Total Investments)
682,749	BlackRock Credit Allocation Income Trust II	$6,711,422
619,395	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.	10,814,637
469,287	John Hancock Preferred Income Fund III	8,010,729
	Total Investment Companies (cost $34,909,731)	25,536,788
Shares	Description (1)	Value
	Warrants – 0.0% (0.0% of Total Investments)
161,766	Gran Colombia Gold Corporation, (2)	$24,612
10,945	Medianews Group Inc., (10)	21,611
	Total Warrants (cost $127,535)	46,223

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 9.0% (6.1% of Total Investments)
$76,275	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $76,274,865, collateralized by: $32,800,000 U.S. Treasury Notes, 4.000%, due 2/15/15, value $36,891,308 and $39,340,000 U.S. Treasury Notes, 1.500%, due 6/30/16, value $40,913,600	0.010%	1/03/12	$76,274,780
36,302	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $36,301,913, collateralized by $35,605,000 U.S. Treasury Notes, 1.500%, due 6/30/16, value $37,029,200	0.010%	1/03/12	36,301,873
$112,577	Total Short-Term Investments (cost $112,576,653)			112,576,653
	Total Investments (cost $1,869,988,611) – 146.4%			1,829,955,850
Shares	Description (1)			Value
	Common Stocks Sold Short – (0.5)%
	Beverages – (0.0)%
(3,600)	Hansen Natural Corporation, (2)			$(331,704)
	Chemicals – (0.1)%
(12,500)	Sigma-Aldrich Corporation			(780,750)
	Hotels, Restaurants & Leisure – (0.2)%
(3,100)	Chipotle Mexican Grill, (2)			(1,046,994)
(10,400)	Panera Bread Company, (2)			(1,471,080)
	Total Hotels, Restaurants & Leisure			(2,518,074)
	Computers & Peripherals – (0.0)%
(1,300)	Apple,Inc.			(526,500)
	Internet & Catalog Retail – (0.1)%
(5,100)	Amazon.com, Inc., (2)			(882,810)
	Software – (0.0)%
(4,000)	Salesforce.com, Inc., (2)			(405,840)
	Specialty Retail – (0.1)%
(13,800)	Tiffany & Co.			(914,388)
	Total Common Stocks Sold Short (proceeds $4,389,924)			(6,360,066)
	Borrowings – (41.4)% (11), (12)			(517,000,000)
	Other Assets Less Liabilities – (4.5)% (13)			(56,350,461)
	Net Assets Applicable to Common Shares – 100%			$1,250,245,323

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2011

Investments in Derivatives at December 31, 2011

Put Options Purchased outstanding:

Number of Contracts	Type	Notional Amount (14)	Expiration Date	Strike Price	Value
125	Autozone Inc.	$2,500,000	1/21/12	$200.0	$1,250
125	Total Put Options Purchased (premiums paid $279,861)	$2,500,000			$1,250

Call Options Written oustanding:

Number of Contracts	Type	Notional Amount (14)	Expiration Date	Strike Price	Value
(1,096)	Aetna Inc.	$(3,836,000)	1/21/12	$35.0	$(791,860)
(605)	AngloGold Ashanti Limited	(2,722,500)	1/21/12	45.0	(27,225)
(80)	AngloGold Ashanti Limited	(400,000)	1/21/12	50.0	(600)
(382)	AstraZeneca PLC	(1,910,000)	1/21/12	50.0	(2,865)
(895)	Barrick Gold Corporation	(4,475,000)	1/21/12	50.0	(19,242)
(896)	Cameco Corporation	(3,136,000)	1/21/12	35.0	(4,480)
(720)	Cameco Corporation	(2,880,000)	1/21/12	40.0	(3,600)
(240)	Cameco Corporation	(1,080,000)	1/21/12	45.0	(1,200)
(480)	Chesapeake Energy Corporation	(1,200,000)	1/21/12	25.0	(7,920)
(300)	Chesapeake Energy Corporation	(900,000)	1/21/12	30.0	(1,050)
(1,100)	Eli Lilly & Company	(3,850,000)	1/21/12	35.0	(731,500)
(588)	Exelon Corporation	(2,499,000)	1/21/12	42.5	(73,500)
(434)	Gold Fields Limited	(651,000)	1/21/12	15.0	(29,295)
(710)	Gold Fields Limited	(1,136,000)	1/21/12	16.0	(15,975)
(1,021)	Gold Fields Limited	(1,786,750)	1/21/12	17.5	(2,552)
(1,665)	Kroger Company	(3,746,250)	1/21/12	22.5	(299,700)
(525)	Lockheed Martin Corporation	(4,200,000)	1/21/12	80.0	(101,063)
(690)	Microsoft Corporation	(2,070,000)	1/21/12	30.0	(1,035)
(657)	Newmont Mining Corporation	(3,777,750)	1/21/12	57.5	(220,095)
(2,370)	Nokia Corporation	(2,370,000)	1/21/12	10.0	(2,370)
(1,710)	Nokia Corporation	(2,137,500)	1/21/12	12.5	(1,710)
(711)	Suncor Energy Inc	(2,844,000)	1/21/12	40.0	(2,133)
(7,510)	Thales S.A.	(21,028,000)	3/17/12	28.0	(9,720)
(1,090)	Tyson Foods Inc.	(1,907,500)	1/21/12	17.5	(343,350)
(639)	Wal-Mart Stores, Inc.	(3,674,250)	1/21/12	57.5	(156,236)
(639)	Wal-Mart Stores, Inc.	(3,834,000)	1/21/12	60.0	(45,369)
(27,753)	Total Call Options Written (premiums received $4,975,697)	$(84,051,500)			$(2,895,645)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$103,075,000	Receive	1-Month USD-LIBOR	0.360%	Monthly	3/21/12	$19,308
JPMorgan	103,075,000	Receive	1-Month USD-LIBOR	1.193	Monthly	3/21/14	(1,495,915)
Morgan Stanley	103,075,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(4,970,472)
							$(6,447,079)

*  Annualized.

Nuveen Investments

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (5)  Ratings (not covered by report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (6)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (7)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

  (8)  At or subsequent to December 31, 2011, this issue was under the protection of the Federal Bankruptcy Court.

  (9)  Non-income producing security, in the case of a Senior Loan, denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (10)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (11)  Borrowings as a percentage of Total Investments is 28.3%.

  (12)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2011, investments with a value of $1,227,106,906 have been pledged as collateral for Borrowings.

  (13)  Other Assets Less Liabilities includes the Value and/or the Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at December 31, 2011.

  (14)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  N/A  Not applicable.

  N/R  Not rated.

  DD1  Investment, or portion of investment, purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers

  ADR  American Depositary Receipt.

  CORTS  Corporate Backed Trust Securities.

  GDR  Global Depositary Receipt.

  PPLUS  PreferredPlus Trust.

  TBD  Senior Loan purchased on a when-issued or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  December 31, 2011

	Multi-Strategy Income and Growth JPC	Multi-Strategy Income and Growth 2 JQC
Assets
Investments, at value (cost $1,215,626,266 and $1,869,988,611, respectively)	$1,186,089,438	$1,829,955,850
Put options purchased, at value (premiums paid $158,961 and $279,861, respectively)	710	1,250
Deposits with brokers for securities sold short and options written	4,624,233	7,207,714
Cash denominated in foreign currencies (cost $217,252 and $318,621, respectively)	207,617	303,756
Receivables:
Dividends	1,098,882	1,888,891
Interest	6,510,862	10,296,020
Investments sold	3,505,828	6,484,107
Matured senior loans	505,206	712,826
Reclaims	109,266	181,720
Other assets	148,540	198,487
Total assets	1,202,800,582	1,857,230,621
Liabilities
Borrowings	348,000,000	517,000,000
Cash overdraft	2,326,355	3,839,910
Securities sold short, at value (proceeds $2,727,502 and $4,389,924, respectively)	4,020,736	6,360,066
Call options written, at value (premiums received $3,260,353 and $4,975,697, respectively)	1,894,393	2,895,645
Unrealized depreciation on interest rate swaps, net	4,361,122	6,447,079
Payables:
Dividends on securities sold short	2,552	4,002
Investments purchased	83,800	68,284,609
Accrued expenses:
Interest on borrowings	30,038	44,618
Management fees	848,855	1,235,364
Other	589,322	874,005
Total liabilities	362,157,173	606,985,298
Net assets applicable to Common shares	$840,643,409	$1,250,245,323
Common shares outstanding	96,990,341	136,180,708
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$8.67	$9.18
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$969,903	$1,361,807
Paid-in surplus	1,295,794,787	1,849,431,565
Undistributed (Over-distribution of) net investment income	(12,176,715)	(21,220,049)
Accumulated net realized gain (loss)	(409,948,313)	(532,661,942)
Net unrealized appreciation (depreciation)	(33,996,253)	(46,666,058)
Net assets applicable to Common shares	$840,643,409	$1,250,245,323
Authorized shares:
Common	Unlimited	Unlimited
FundPreferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Years Ended December 31, 2011

	Multi-Strategy Income and Growth JPC	Multi-Strategy Income and Growth 2 JQC
Investment Income
Dividends (net of foreign tax withheld of $503,163 and $747,375, respectively)	$31,983,695	$48,767,329
Interest	33,410,869	48,196,006
Total investment income	65,394,564	96,963,335
Expenses
Management fees	10,333,051	15,015,433
Interest expense on borrowings	3,978,392	5,861,762
Dividends on securities sold short	36,796	56,363
Shareholders' servicing agent fees and expenses	5,773	7,565
Custodian's fees and expenses	409,020	518,018
Trustees' fees and expenses	69,661	102,600
Professional fees	27,264	71,041
Shareholders' reports — printing and mailing expenses	528,684	801,162
Stock exchange listing fees	32,376	45,476
Investor relations expense	234,761	327,103
Other expenses	213,667	300,960
Total expenses before custodian fee credit and expense reimbursement	15,869,445	23,107,483
Custodian fee credit	(637)	(1,057)
Expense reimbursement	(243,344)	(727,047)
Net expenses	15,625,464	22,379,379
Net investment income (loss)	49,769,100	74,583,956
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	20,827,371	34,300,234
Securities sold short	(257,417)	(395,059)
Call options written	2,645,835	4,079,563
Interest rate swaps	(1,540,259)	(2,276,976)
Change in net unrealized appreciation (depreciation):
Investments and foreign currency	(90,229,278)	(130,830,545)
Securities sold short	(64,105)	(126,014)
Call options written	2,935,353	4,843,734
Interest rate swaps	(4,361,122)	(6,447,079)
Put options purchased	(37,985)	(66,875)
Net realized and unrealized gain (loss)	(70,081,607)	(96,919,017)
Net increase (decrease) in net assets applicable to Common shares from operations	$(20,312,507)	$(22,335,061)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$49,769,100	$48,694,903	$74,583,956	$72,927,887
Net realized gain (loss) from:
Investments and foreign currency	20,827,371	1,305,162	34,300,234	5,964,210
Securities sold short	(257,417)	(405,274)	(395,059)	(621,682)
Call options written	2,645,835	5,739,320	4,079,563	8,855,989
Interest rate swaps	(1,540,259)	—	(2,276,976)	—
Change in net unrealized appreciation (depreciation):
Investments and foreign currency	(90,229,278)	114,649,646	(130,830,545)	164,383,472
Securities sold short	(64,105)	(1,005,081)	(126,014)	(1,512,851)
Call options written	2,935,353	430,714	4,843,734	79,481
Interest rate swaps	(4,361,122)	—	(6,447,079)	—
Put options purchased	(37,985)	(120,266)	(66,875)	(211,736)
Net increase (decrease) in net assets applicable to Common shares from operations	(20,312,507)	169,289,124	(22,335,061)	249,864,770
Distributions to Common Shareholders
From net investment income	(72,490,114)	(55,633,444)	(107,792,494)	(82,345,674)
Return of capital	(334,401)	(10,876,168)	—	(13,885,777)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(72,824,515)	(66,509,612)	(107,792,494)	(96,231,451)
Capital Share Transactions
Common shares repurchased and retired	(5,063,325)	(3,782,168)	(7,862,456)	(8,196,512)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(5,063,325)	(3,782,168)	(7,862,456)	(8,196,512)
Net increase (decrease) in net assets applicable to Common shares	(98,200,347)	98,997,344	(137,990,011)	145,436,807
Net assets applicable to Common shares at the beginning of period	938,843,756	839,846,412	1,388,235,334	1,242,798,527
Net assets applicable to Common shares at the end of period	$840,643,409	$938,843,756	$1,250,245,323	$1,388,235,334
Undistributed (Over-distribution of) net investment income at the end of period	$(12,176,715)	$(12,650,325)	$(21,220,049)	$(21,916,437)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Year Ended December 31, 2011

See accompanying notes to financial statements.

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(20,312,507)	$(22,335,061)
Adjustments to reconcile the net increase in net assets applicable to Common shares from operations to net cash provided by operating activities:
Purchases of investments and securities sold short	(418,490,041)	(748,299,311)
Proceeds from sales and maturities of investments and securities sold short	412,343,539	657,449,972
Proceeds from (Purchases of) short-term investments, net	(35,860,732)	(43,545,540)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(148,584)	(213,827)
Proceeds from (Payments for) interest rate swap contracts	(1,540,259)	(2,276,976)
Cash paid for terminated call options written	(2,723,367)	(4,154,294)
Premiums received for call options written	3,772,239	5,757,420
Amortization (Accretion) of premiums and discounts, net	(244,305)	(304,784)
(Increase) Decrease in:
Deposits with brokers for securities sold short and options written	3,638,966	4,587,843
Receivable for dividends	(260,521)	(264,387)
Receivable for interest	(609,593)	(2,253,629)
Receivable for investments sold	(2,185,152)	(4,527,979)
Receivable for matured senior loans	96,592	136,286
Receivable for reclaims	(16,896)	(17,554)
Other assets	45,956	57,127
Increase (Decrease) in:
Payable for dividends on securities sold short	352	552
Payable for investments purchased	(9,819,963)	57,990,327
Accrued interest on borrowings	11,246	16,778
Accrued management fees	48,910	71,437
Accrued other expenses	73,465	187,290
Net realized (gain) loss from:
Investments and foreign currency	(20,827,371)	(34,300,234)
Securities sold short	257,417	395,059
Call options written	(2,645,835)	(4,079,563)
Interest rate swaps	1,540,259	2,276,976
Paydowns	(1,076,163)	(1,588,614)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	90,229,278	130,830,545
Securities sold short	64,105	126,014
Call options written	(2,935,353)	(4,843,734)
Interest rate swaps	4,361,122	6,447,079
Put options purchased	37,985	66,875
Net cash provided by operating activities	(3,175,211)	(6,607,907)
Cash Flows from Financing Activities:
Increase (Decrease) in:
Borrowings	78,000,000	117,000,000
Cash overdraft balance	2,326,355	3,839,910
Cash distributions paid to Common shareholders	(72,824,515)	(107,792,494)
Cost of Common shares repurchased and retired	(5,063,325)	(7,862,456)
Net cash provided by (used in) financing activities	2,438,515	5,184,960
Net Increase (Decrease) in Cash	(736,696)	(1,422,947)
Cash at the beginning of period	736,696	1,422,947
Cash at the End of Period	$—	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs) was $3,779,646 and $5,564,984 for Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC), respectively.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders(b)	Distributions from Capital Gains to Fund- Preferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2011	$9.62	$.51	$(.72)	$—	$—	$(.21)	$(.75)	$—	$— *	$(.75)
2010	8.56	.50	1.23	—	—	1.73	(.57)	—	(.11)	(.68)
2009	5.60	.54	3.03	— *	—	3.57	(.61)	—	(.02)	(.63)
2008	12.38	.86	(6.49)	(.15)	—	(5.78)	(.69)	—	(.31)	(1.00)
2007	14.26	.97	(1.34)	(.28)	(.09)	(.74)	(.77)	(.25)	(.12)	(1.14)
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2011	10.13	.55	(.72)	—	—	(.17)	(.79)	—	—	(.79)
2010	9.00	.53	1.29	—	—	1.82	(.60)	—	(.10)	(.70)
2009	6.04	.59	3.01	— *	—	3.60	(.65)	—	— *	(.65)
2008	12.46	.86	(6.14)	(.14)	—	(5.42)	(.72)	—	(.28)	(1.00)
2007	14.29	.97	(1.30)	(.26)	(.10)	(.69)	(.79)	(.30)	(.05)	(1.14)
	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2011	$—	$—	$—	$348,000	$3,416
2010	—	—	—	270,000	4,477
2009	—	—	—	270,000	4,111
2008	118,650	25,000	142,298	145,545	5,640
2007	708,000	25,000	64,444	—	—
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2011	—	—	—	517,000	3,418
2010	—	—	—	400,000	4,471
2009	—	—	—	400,000	4,107
2008	165,800	25,000	152,182	224,200	5,502
2007	965,000	25,000	70,102	—	—

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

								Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2011	$.01		$8.67	$8.01	4.95%	(2.23)%	$840,643	1.73%	5.40%	1.70%	5.43%	34%
2010	.01		9.62	8.35	21.28	21.06	938,844	1.67	5.39	1.54	5.52	49
2009	.02		8.56	7.49	81.73	67.37	839,846	1.80	7.76	1.57	7.99	50
2008	—	*	5.60	4.60	(51.80)	(49.27)	556,698	2.47	8.14	2.04	8.57	36
2007	—	*	12.38	10.93	(16.28)	(5.71)	1,230,342	1.53	6.54	1.05	7.03	84
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2011	.01		9.18	8.05	.24%	(1.70)%	1,250,245	1.70	5.44	1.65	5.49	37
2010	.01		10.13	8.80	24.26	21.02	1,388,235	1.64	5.41	1.48	5.57	48
2009	.01		9.00	7.69	76.23	63.01	1,242,799	1.75	8.01	1.48	8.27	55
2008	—	*	6.04	4.87	(49.39)	(45.84)	843,469	2.41	8.00	1.95	8.45	37
2007	—	*	12.46	11.00	(14.70)	(5.34)	1,740,952	1.50	6.51	1.02	6.99	78

(d)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable. As of March 31, 2011 and June 30, 2011, the Adviser is no longer reimbursing Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC), respectively, for any fees or expenses.

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of dividend expense on securities sold short and all interest expense and other costs related to borrowings as follows:

	Ratios of Dividend Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2011	—	%**	0.43%
2010	—	**	0.40
2009	—	**	0.45
2008	0.01		0.82
2007	—	**	—
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2011	—	**	0.43
2010	—	**	0.40
2009	—	**	0.46
2008	0.01		0.83
2007	—	**	—

*  Rounds to less than $.01 per share.

**  Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share New York Stock Exchange ("NYSE") symbols are Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide high current income by maintaining a portfolio exposure target of approximately 70% in income-oriented debt securities (preferred securities and fixed- and floating-rate debt including high yield debt and senior loans), and 30% in equities and equity-like securities (convertibles and domestic and international equities). The exact portfolio composition will vary over time as a result of market changes as well as the Adviser's view of the portfolio composition that best enables the Funds to achieve their investment objectives consistent with a strategic 70%/30% income/equity mix. Each Fund's secondary objective is total return.

Effective January 1, 2011, the Funds' adviser Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser").

Fund Repositionings

On November 18, 2011, common shareholders of Multi-Strategy Income and Growth Fund (JPC) and Multi-Strategy Income and Growth Fund 2 (JQC) approved certain changes needed to implement the repositioning of each Fund's portfolio. The implementation of each Fund's repositioning began on January 23, 2012.

The goal of each Fund's portfolio repositioning is to increase the attractiveness of the Fund's common shares and narrow the Fund's trading discount by:

• Simplifying the Fund to focus on one of its current core portfolio strategies;

• Positioning the Fund in a closed-end fund category that is well understood and has historically seen more consistent secondary market demand; and

• Differentiating the Fund from similar funds, including other Nuveen closed-end funds in the same fund category.

Each Fund will notify shareholders when its portfolio repositioning has been completed.

For Multi-Strategy Income and Growth Fund's (JPC) portfolio repositioning, shareholders approved a single-strategy, preferred securities approach. Multi-Strategy Income and Growth Fund's (JPC) investment objective of high current income with a secondary objective of total return will remain unchanged. In connection with the Fund's repositioning Nuveen Asset Management, LLC, a wholly-owned subsidiary of Nuveen and NWQ Investment Management Company, LLC, an affiliate of, will assume portfolio management responsibilities from Multi-Strategy Income and Growth Fund's (JPC) existing sub-advisers and each will manage approximately half of Multi-Strategy Income and Growth Fund's (JPC) investment portfolio.

For Multi-Strategy Income and Growth Fund 2's (JQC) portfolio repositioning, shareholders approved adopting a single-strategy, debt-oriented approach. Multi-Strategy Income and Growth Fund 2's (JQC) investment objective of high current income with a secondary objective of total return will remain unchanged. In connection with the Fund's repositioning, Symphony Asset Management, LLC, ("Symphony") an existing sub-adviser and affiliate of Nuveen, will assume sole responsibility for managing Multi-Strategy Income and Growth Fund 2's (JQC) investment portfolio.

Upon completion of its repositioning, the Multi-Strategy Income and Growth Fund (JPC) and Multi-Strategy Income and Growth Fund 2 (JQC) will change their names to Nuveen Preferred Income Opportunities Fund (JPC) and Nuveen Credit Strategies Income Fund (JQC), respectively. Upon completion of their repositioning, the Fund also will discontinue their managed distribution policies (in which distributions may be sourced not just from income but also from realized capital gains and, if necessary, from capital), and

Nuveen Investments

shift from quarterly to monthly distributions. The Funds' repositionings are not expected to initially affect the level of the Funds' annualized distributions per share.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which securities generally represents a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities and interest rate swap contracts are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed income instruments, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such instruments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2011, Multi-Strategy Income and Growth 2 (JQC) had outstanding when-issued/delayed delivery purchase commitments of $68,162,478. There were no outstanding when-issued/delayed delivery purchase commitments in Multi-Strategy Income and Growth (JPC).

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Other income includes the increase of the net realizable value of the receivable of matured senior loans during the current fiscal period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies ("RICs"). In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by each Fund during the fiscal years ended December 31, 2011 and December 31, 2010, are reflected in the accompanying financial statements.

Nuveen Investments

FundPreferred Shares

The Funds are authorized to issue auction rate preferred ("FundPreferred") shares. As of December 31, 2009, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) redeemed all of their outstanding FundPreferred shares, at liquidation values of $708,000,000 and $965,000,000, respectively.

During the fiscal year ended December 31, 2010, lawsuits pursuing claims made in a demand letter alleging that the Funds' Board of Trustees breached their fiduciary duties related to the redemption at par of the Funds' FundPreferred shares had been filed on behalf of shareholders of the Funds, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Funds. Nuveen and the other defendants have filed a motion to dismiss the lawsuits, and on December 16, 2011, the court granted that motion dismissing the lawsuits. The plaintiffs failed to file an appeal on the court's decision within the required time period, resulting in the final disposition of the lawsuit.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency forwards, futures, options purchased, options written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, put options purchased, call options written and interest rate swaps", respectively on the Statement of Operations when applicable.

Interest Rate Swap Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps, net" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by each Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

During the fiscal year ended December 31, 2011, each Fund used interest rate swaps to partially fix the interest cost of leverage, which each Fund uses through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended December 31, 2011, was as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average notional amount of interest rate swap contracts outstanding*	$167,340,000	$247,380,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written "on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

During fiscal year ended December 31, 2011, each Fund wrote call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential on its equity portfolio, and held put options on a single stock to benefit in the event its price declines.

The Funds did not purchase call options or write put options during the fiscal year ended December 31, 2011. The average notional amount of put options purchased and call options written during the fiscal year ended December 31, 2011, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average notional amount of put options purchased*	$1,420,000	$2,500,000

Nuveen Investments

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average notional amount of call options written*	$(56,687,210)	$(87,535,900)

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Short Sales

Each Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, each Fund has instructed the custodian to segregate assets of the Fund, which are then held at the applicable broker, as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions and is recognized as a component of "Deposits with brokers for securities sold short and options written" on the Statement of Assets and Liabilities. Each Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as "Dividends on securities sold short" on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are recognized as a component of "Change in net unrealized appreciation (depreciation) of securities sold short" on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. Each Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. Each Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of "Net realized gain (loss) from securities sold short" on the Statement of Operations.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of December 31, 2011:

Multi-Strategy Income and Growth (JPC)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$276,382,048	$5,992,066	$—	$282,374,114
Convertible Preferred Securities	5,214,130	6,259,725	—	11,473,855
$25 Par (or similar) Preferred Securities	256,569,214	28,620,522	—	285,189,736
Variable Rate Senior Loan Interests	—	87,713,632	—	87,713,632
Convertible Bonds	—	86,948,205	2,279,279	89,227,484
Corporate Bonds	—	105,944,151	—	105,944,151
Capital Preferred Securities	—	226,786,272	—	226,786,272
Investment Companies	13,123,875	—	—	13,123,875
Warrants	16,052	—	10,670	26,722
Short-Term Investments	—	84,229,597	—	84,229,597
Common Stocks Sold Short	(4,020,736)	—	—	(4,020,736)
Derivatives:
Put Options Purchased	710	—	—	710
Call Options Written	(1,894,393)	—	—	(1,894,393)
Interest Rate Swaps**	—	(4,361,122)	—	(4,361,122)
Total	$545,390,900	$628,133,048	$2,289,949	$1,175,813,897

Nuveen Investments

Multi-Strategy Income Growth 2 (JQC)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$414,010,027	$9,955,258	$—	$423,965,285
Convertible Preferred Securities	7,291,382	11,144,147	—	18,435,529
$25 Par (or similar) Preferred Securities	416,706,995	39,880,083	—	456,587,078
Variable Rate Senior Loan Interests	—	182,444,061	—	182,444,061
Convertible Bonds	—	122,244,812	3,177,177	125,421,989
Corporate Bonds	—	185,926,798	—	185,926,798
Capital Preferred Securities	—	299,015,446	—	299,015,446
Investment Companies	25,536,788	—	—	25,536,788
Warrants	24,612	—	21,611	46,223
Short-Term Investments	—	112,576,653	—	112,576,653
Common Stocks Sold Short	(6,360,066)	—	—	(6,360,066)
Derivatives:
Put Options Purchased	1,250	—	—	1,250
Call Options Written	(2,895,645)	—	—	(2,895,645)
Interest Rate Swaps**	—	(6,447,079)	—	(6,447,079)
Total	$854,315,343	$956,740,179	$3,198,788	$1,814,254,310

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

Multi-Strategy Income and Growth (JPC)	Level 3 Convertible Bonds	Level 3 Corporate Bonds	Level 3 Warrants	Level 3 Total
Balance at the beginning of period	$—	$3,657,866	$—	$3,657,866
Gains (losses):
Net realized gains (losses)	—	(1,729,935)	—	(1,729,935)
Net change in unrealized appreciation (depreciation)	—	1,795,310	10,670	1,805,980
Purchases at cost	—	—	—	—
Sales at proceeds	—	(3,774,000)	—	(3,774,000)
Net discounts (premiums)	—	50,759	—	50,759
Transfers in to	2,279,279	—	—	2,279,279
Transfers out of	—	—	—	—
Balance at the end of period	$2,279,279	$—	$10,670	$2,289,949
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2011	$(132,669)	$—	$10,670	$(121,998)
Multi-Strategy Income and Growth 2 (JQC)	Level 3 Convertible Bonds	Level 3 Corporate Bonds	Level 3 Warrants	Level 3 Total
Balance at the beginning of period	$—	$5,140,906	$—	$5,140,906
Gains (losses):
Net realized gains (losses)	—	(3,636,034)	—	(3,636,034)
Net change in unrealized appreciation (depreciation)	—	3,725,728	21,611	3,747,339
Purchases at cost	—	—	—	—
Sales at proceeds	—	(5,304,000)	—	(5,304,000)
Net discounts (premiums)	—	73,400	—	73,400
Transfers in to	3,177,177	—	—	3,177,177
Transfers out of	—	—	—	—
Balance at the end of period	$3,177,177	$—	$21,611	$3,198,788
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2011	$(192,276)	$—	$21,611	$(170,665)

During the fiscal year ended December 31, 2011, the Fund recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Multi-Strategy Income and Growth (JPC)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	Put options purchased, at value	$710	Call options written, at value	$1,894,393
Interest Rate	Swaps	Unrealized depreciation on interest rate swaps, net*	$13,060	Unrealized depreciation on interest rate swaps, net*	$4,374,182
Total			$13,770		$6,268,575

*  Value represents cumulative gross appreciation (depreciation) of interest rate swap contracts as reported in each Fund's Portfolio of Investments. The Statement of Assets and Liabilities presents the net unrealized appreciation (depreciation) of all interest rate swap contracts as "Unrealized depreciation on interest rate swaps, net."

Multi-Strategy Income and Growth 2 (JQC)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	Put options purchased, at value	$1,250	Call options written, at value	$2,895,645
Interest Rate	Swaps	Unrealized depreciation on interest rate swaps, net*	$19,308	Unrealized depreciation on interest rate swaps, net*	$6,466,387
Total			$20,558		$9,362,032

*  Value represents cumulative gross appreciation (depreciation) of interest rate swap contracts as reported in each Fund's Portfolio of Investments. The Statement of Assets and Liabilities presents the net unrealized appreciation (depreciation) of all interest rate swap contracts as "Unrealized depreciation on interest rate swaps, net."

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$2,645,835	$4,079,563
Net Realized Gain (Loss) from Interest Rate Swaps	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Interest Rate	$(1,540,259)	$(2,276,976)

Nuveen Investments

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$2,935,353	$4,843,734
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Interest Rate	$(4,361,122)	$(6,447,079)
Change in Net Unrealized Appreciation (Depreciation) of Put Options Purchased	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$(37,985)	$(66,875)

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Common shares repurchased and retired	(601,037)	(485,500)	(895,697)	(999,820)
Weighted average:
Price per Common share repurchased and retired	$8.40	$7.77	$8.76	$8.18
Discount per Common share repurchased and retired	13.78%	14.20%	13.77%	14.30%

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended December 31, 2011, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Purchases	$418,490,041	$748,299,311
Sales, maturities and proceeds from securities sold short	412,343,539	657,449,972

Transactions in call options written during the fiscal year ended December 31, 2011, were as follows:

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Call options outstanding, beginning of period	21,004	$4,856,749	32,745	$7,451,256
Call options written	21,630	3,772,239	33,411	5,757,420
Call options terminated in closing purchase transactions	(5,695)	(1,247,331)	(8,607)	(1,876,978)
Call options exercised	(14,382)	(3,593,903)	(22,856)	(5,554,283)
Call options expired	(4,572)	(527,401)	(6,940)	(801,718)
Call options outstanding, end of period	17,985	$3,260,353	27,753	$4,975,697

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, timing differences in the recognition of income on real estate investment trust ("REIT") investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short and investments in derivatives), as determined on a federal income tax basis, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Cost of investments	$1,228,863,835	$1,892,750,075
Gross unrealized:
Appreciation	$55,188,298	$85,465,144
Depreciation	(97,962,695)	(148,259,369)
Net unrealized appreciation (depreciation) of investments	$(42,774,397)	$(62,794,225)

Permanent differences, primarily due to complex securities character adjustments, adjustments for REITs, adjustments for passive foreign investment companies, and foreign currency reclasses, resulted in reclassifications among the Funds' components of Common share net assets at December 31, 2011, the Funds' tax year end, as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Paid-in-surplus	$(23,399,920)	$(34,330,395)
Undistributed (Over-distribution of) net investment income	23,194,624	33,904,926
Accumulated net realized gain (loss)	205,296	425,469

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Funds' tax year end, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Undistributed net ordinary income *	$—	$—
Undistributed net long-term capital gains	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended December 31, 2011 and December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Distributions from net ordinary income *	$72,490,114	$107,792,494
Distributions from net long-term capital gains	—	—
Return of capital	334,401	—

Nuveen Investments

2010	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Distributions from net ordinary income *	$55,633,444	$82,345,674
Distributions from net long-term capital gains	—	—
Return of capital	10,876,168	13,885,777

*  Net ordinary income consists of net taxable income derived from dividends, interest, and current year earnings and profits attributable to realized gains.

At December 31, 2011, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Expiration:
December 31, 2016	$192,989,628	$231,350,222
December 31, 2017	204,895,930	289,143,715
December 31, 2018	9,385,427	8,513,146
Total	$407,270,985	$529,007,083

During the Funds' tax year ended December 31, 2011, the Funds utilized capital loss carryforwards as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Utilized capital loss carryforwards	$22,904,968	$37,005,773

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds' tax year ended December 31, 2011, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Funds' tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth (JQC)
Post-October capital losses	$1,543,632	$1,757,474
Late-year ordinary losses	24,767	—

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2011, the complex-level fee rate for these Funds was .1767%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Funds' overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Spectrum Asset Management, Inc. ("Spectrum"), Symphony and Tradewinds Global Investors, LLC ("Tradewinds"). Symphony and Tradewinds are both subsidiaries of Nuveen. Spectrum manages the portion of the Funds' investment portfolios allocated to preferred securities. Symphony manages the portion of the Funds' investment portfolios allocated to debt securities and certain equity investments. Tradewinds manages the portion of the Funds' investment portfolios allocated to global equities, common stocks sold short and options strategies. The Adviser is responsible for overseeing the Funds' investments in interest rate swap contracts. Each sub-adviser is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds. During the fiscal year ended December 31, 2011, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) paid Spectrum commissions of $30,000 and $36,446, respectively.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of Multi-Strategy Income and Growth's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,			Year Ending March 31,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

Nuveen Investments

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Multi-Strategy Income and Growth 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending June 30,			Year Ending June 30,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, each Fund may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2011, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund's portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, a Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2011, there were no such outstanding participation commitments in either Fund.

9. Borrowing Arrangements

Each Fund has entered into prime brokerage facilities with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of financial leverage. Each Fund's maximum commitment amount under these borrowings is as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Maximum commitment amount	$365,000,000	$542,000,000

As of December 31, 2011, each Fund's outstanding balance on its borrowings was as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Outstanding borrowings	$348,000,000	$517,000,000

On January 19, 2011, each Fund amended its prime brokerage facility with BNP. Prior to January 19, 2011, each Fund's maximum commitment amount was as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Maximum commitment amount	$270,000,000	$400,000,000

On November 9, 2011, each Fund amended its prime brokerage facility with BNP. For the period January 19, 2011 through November 8, 2011, each Fund's maximum commitment amount was as follows:

	Multi-Strategy Income and Growth (JPC)	Mult-Strategy Income and Growth 2 (JQC)
Maximum commitment amount	$290,000,000	$430,000,000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

During the fiscal year ended December 31, 2011, the average daily balance outstanding and average annual interest rate on each Fund's borrowings were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average daily balance outstanding	$285,121,918	$417,995,068
Average annual interest rate	1.29%	1.29%

In order to maintain these borrowing facilities, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments. Interest is charged on these borrowings for each Fund at 3-Month London Inter-Bank Offered Rate (LIBOR) plus .95% on the amounts borrowed and .50% on the undrawn balance. Each Fund also incurred a one-time .25% amendment fee on each increase to the maximum commitment amount, which was fully expensed during the current reporting period.

Effective January 9, 2012 interest charged on the amount borrowed changed from 3-Month LIBOR plus .95% to 3-Month LIBOR plus .85%. All other terms remain unchanged.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on each Fund's borrowed amount and undrawn balance and the one-time amendment fee are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council (affiliated with the Investment Company Institute.)	238

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	238

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	238

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	238

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	238

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	238

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	238

Interested Board Member:

■ JOHN P. AMBOIAN(3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	238

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since August 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	238

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	238

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	238

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	238

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	238

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	238

■ KATHLEEN L. PRUDHOMME

3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	238

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested Trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

I.  BACKGROUND

The Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Nuveen Multi-Strategy Income and Growth Fund ("Fund 1") and the Nuveen Multi-Strategy Income and Growth Fund 2 ("Fund 2" and together with Fund 1, the "Funds"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members") is responsible for overseeing the performance of the investment advisers to the Funds and determining whether to approve the Funds' advisory arrangements, including sub-advisory arrangements. At a meeting held on May 23-25, 2011 (the "May Meeting"), the Board, including the Independent Board Members, approved the continuance of the investment management agreements between each Fund and Nuveen Fund Advisors, Inc. (the "Adviser") and the sub-advisory agreements between the Adviser and each Fund's then-existing sub-advisers. During the course of the year, however, the Adviser had been evaluating the investment strategies of the Funds and considering potential changes to their respective strategies in an effort to enhance the attractiveness of the Funds' common shares in the marketplace in order to help narrow the trading discount. The Adviser sought to accomplish these goals by simplifying the Funds' portfolio strategies, positioning the Funds into a well understood closed-end fund category that has historically experienced consistent secondary market demand and differentiating the Funds from other similar funds, including those in the Nuveen fund family. Accordingly, at a meeting held on August 22, 2011 (the "August Meeting"), the Board approved various actions in connection with the repositioning of each Fund's portfolio. In connection with the repositioning of Fund 1, the Adviser recommended, among other things, the termination of the then-existing sub-advisers of Fund 1 and the appointment of the following two new sub-advisers: Nuveen Asset Management, LLC ("NAM") and NWQ Investment Management Company, LLC ("NWQ" and together with NAM, the "Sub-Advisers"). In that regard, at the August Meeting, the Board, including the Independent Board Members, considered and approved, and recommended that shareholders of Fund 1 approve, (1) an investment sub-advisory agreement between the Adviser and NAM for such Fund and (2) an investment sub-advisory agreement between the Adviser and NWQ for such Fund (collectively, the "Sub-Advisory Agreements"). The Board did not approve any new sub-advisory agreements in connection with the repositioning of Fund 2.

At a meeting of the shareholders of Fund 1 held on November 18, 2011, shareholders of such Fund approved the Sub-Advisory Agreements. The following is a summary of the considerations of the Board in approving the Sub-Advisory Agreements.

Nuveen Investments

II.  THE APPROVAL PROCESS

During the year 2011, the Board received a variety of materials relating to the proposed repositioning of Fund 1, including, among other things, a comparison of the investment processes of various potential sub-advisers; the performance history of Fund 1; a risk/return and asset allocation analysis of the portfolio of Fund 1 under the management of different combinations of potential sub-advisers; the proposed changes to the investment parameters of Fund 1 and rationale therefor; the portfolio characteristics of the repositioned Fund 1; the costs and steps to be followed in repositioning Fund 1; the estimated benefits if the discount were narrowed; and a description of the proposed new Sub-Advisers to Fund 1, their investment process, their responsibilities and investment mandates with respect to the portfolio assets allocated to them and the rationale for recommending NAM and NWQ as the new Sub-Advisers for the repositioned Fund 1. In recommending NAM and NWQ, the Board recognized the Adviser's conflict of interest as both NAM and NWQ were affiliated with the Adviser and would be replacing the then-existing sub-advisers to Fund 1, one of which was not affiliated with the Adviser. Accordingly, in connection with the proposal to reposition Fund 1, the Board also considered and discussed non-affiliated investment managers as well as alternative means to reduce the trading discount.

To assist the Board in its evaluation of the Sub-Advisory Agreements with the Sub-Advisers, the Independent Board Members had received, in adequate time in advance of the August Meeting or at prior meetings, materials which outlined, among other things:

•  the nature, extent and quality of services expected to be provided by the Sub-Advisers;

•  the organization of the Sub-Advisers, including the responsibilities of key investment personnel;

•  the expertise and background of the Sub-Advisers with respect to the investment strategy of Fund 1;

•  certain performance-related information (as described below);

•  the profitability of the Adviser (which incorporated the wholly-owned affiliated sub-advisers of Nuveen Investments, Inc. ("Nuveen"));

•  the proposed management fees;

•  the expected expenses of Fund 1; and

•  the soft dollar practices of the Sub-Advisers, if any.

At various meetings during the year, the Adviser made presentations to and responded to questions from the Board. During these meetings, the Independent Board Members also met privately with their legal counsel to review the Board's duties under the Investment Company Act of 1940, as amended, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Board Members considered the Sub-Advisory Agreements with each Sub-Adviser for Fund 1. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to Fund 1, including the following: (a) the nature, extent and quality of the services to be provided by the Sub-Advisers; (b) the investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as Fund 1 grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Sub-Advisers, the Independent Board Members considered the nature, extent and quality of the respective Sub-Adviser's services, including advisory services and administrative services, if any. As each Sub-Adviser already served as a sub-adviser to other Nuveen funds overseen by the Board Members, the Board had a good understanding of each Sub-Adviser's organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds sub-advised by the Sub-Advisers, the Independent Board Members relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Sub-Adviser and its services in evaluating the Sub-Advisory Agreements.

At the August Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Sub-Adviser's organization and business; the types of services that such Sub-Adviser provides to other Nuveen funds and was expected to provide to Fund 1; and the experience of the respective Sub-Adviser with applicable investment strategies. Further, the Independent Board Members evaluated the background, experience and track record of the Sub-Adviser in managing the asset class. In reviewing potential sub-advisers for Fund 1, the Board Members reviewed a description of the investment process of the potential sub-advisers and an analysis of the portfolio of Fund 1 with different combinations of sub-advisers, including the extent of any portfolio overlap and the risk/return of the portfolio with these different combinations of investment teams. The Board Members noted the Adviser's recommendation that NWQ and NAM had distinct, but complementary, investment styles and the combination of these investment managers resulted in a better risk/return portfolio analysis and lower portfolio overlap than other combinations of investment managers.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. The Independent Board Members noted, however, that each Sub-Advisory Agreement was essentially an agreement for portfolio management services only and each Sub-Adviser was not expected to supply other significant administrative services to Fund 1. The services to be provided by the Sub-Advisers under the Sub-Advisory Agreements were the same type of services provided by the then-current sub-advisers under their respective sub-advisory agreements.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to Fund 1 under each Sub-Advisory Agreement were satisfactory.

Nuveen Investments

B. Investment Performance

In considering the proposal to reposition Fund 1, the Board reviewed the performance history of such Fund over various time periods, including the returns of each sleeve of such Fund relative to the benchmark of the sleeve, as well as the historic premium and discount levels. The Board noted that the Adviser was recommending to reposition Fund 1 in part to seek to narrow the trading discount of such Fund's common shares. Although there was no record of such Fund's performance under the proposed modified investment strategy with the new Sub-Advisers, the Board reviewed estimated risk/return data of the proposed portfolio for the period of January 2010 through April 2011, as well as the estimated yield and total return on net asset value of the pro forma portfolio of such Fund for such period. The Board also reviewed an analysis of the estimated increased share value and fee savings if the trading discount was narrowed by various percentage points.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that Fund 1 was expected to bear, the Independent Board Members considered, among other things, such Fund's management fee structure, its proposed sub-advisory fee arrangements and its expense ratios. At the May Meeting, the Independent Board Members had reviewed Fund 1's gross management fees, net management fees, and net expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable affiliated and unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations. In its review, the Independent Board Members had observed that Fund 1 had net management fees and net expense ratios below its peer averages. The Board, however, recognized that Fund 1 would bear the transaction costs of purchasing and selling portfolio securities in connection with repositioning the portfolio of Fund 1 and the proxy solicitation costs in seeking necessary shareholder approval and reviewed the estimated costs of the transition. Nevertheless, in light of the one-time transition costs and expected efficiencies, the Board noted that the Adviser had agreed to permanently reduce its management fee by two basis points. The Board further observed that the appointment of the new Sub-Advisers did not change the management fees of Fund 1 as the Adviser would pay the Sub-Advisers out of the management fee it received from such Fund. In addition, with respect to each Sub-Adviser, the Independent Board Members considered the sub-advisory fees and breakpoint schedule for the Sub-Advisers.

Based on their review of the fee and expense information provided, the Independent Board Members determined that Fund 1's advisory and sub-advisory fees were reasonable in light of the nature, extent and quality of services to be provided to such Fund.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with each Sub-Adviser's pricing schedule and/or the fees each Sub-Adviser charged for similar investment management services for other Nuveen funds and other clients, including separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams.

3. Profitability of Fund Advisers

In conjunction with their review of fees at prior meetings, the Independent Board Members had considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers, including the Sub-Advisers) and its financial condition. At the May Meeting, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. Moreover, at the May Meeting, the Independent Board Members considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. The Board also reviewed NWQ's revenues, expenses and pre-tax profitability margins. As the Sub-Advisers were affiliated with the Adviser, the Independent Board Members recognized that Nuveen's profitability may increase as a result of the Sub-Advisers' affiliation. Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services to be provided.

Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to the Sub-Advisers as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Sub-Adviser and its affiliates were expected to receive that were directly attributable to their management of Fund 1, if any. See Section E below for additional information on indirect benefits a Sub-Adviser and its affiliates may receive as a result of their relationship with Fund 1. Based on their review of the overall fee arrangements of Fund 1, the Independent Board Members determined that the sub-advisory fees and expected expenses of such Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether Fund 1 could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. As Fund 1 would pay the management fee to the Adviser and the Adviser would in turn pay the Sub-Advisers, the Board recognized that the sharing of benefits from economies of scale was reflected in breakpoints in the management fees at the Adviser level. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for Fund 1, including fund-level breakpoints thereto. As noted, the Board recognized that the Adviser agreed to reduce the fund-level management fee by two basis points at every breakpoint level.

In addition to fund-level advisory fee breakpoints, the Board also considered Fund 1's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including Fund 1, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Although closed-end funds, such as Fund 1, may from time-to-time make additional share offerings, the Board recognized that the growth of their assets would occur primarily through the appreciation of such fund's investment portfolio. The Board noted that the appointment of the new Sub-Advisers would not impact the complex-wide fee arrangement in effect for Fund 1.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflected economies of scale to be shared with the shareholders of Fund 1.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential "fall out" or ancillary benefits that a Sub-Adviser or its affiliates may receive as a result of their relationship with Fund 1. In this regard, the Independent Board Members recognized that Nuveen would be retaining additional advisory fees from its relationship with Fund 1 because one of the three then-existing sub-advisers of Fund 1 was unaffiliated with the Adviser whereas both the new Sub-Advisers were affiliates of the Adviser.

In addition to the above, the Independent Board Members considered whether the Sub-Advisers would receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by Fund 1 for brokerage may be used to acquire research that may be useful to a Sub-Adviser in managing the assets of such Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM has the authority to pay a higher commission in return for brokerage and research services if NAM determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Similarly, with respect to NWQ, the Independent Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute Fund 1's portfolio transactions. The Board also recognized that affiliates of the Sub-Advisers may receive revenues for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Sub-Adviser and its affiliates as a result of their relationship with Fund 1 were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of the Sub-Advisory Agreements were fair and reasonable, that the respective Sub-Adviser's fees were reasonable in light of the services to be provided to Fund 1 and that the Sub-Advisory Agreements should be and were approved. Accordingly, the Board recommended that shareholders approve the Sub-Advisory Agreements.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays Capital U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

•  Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

•  Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

•  Comparative Benchmark: A blended return consisting of: 1) 27.5% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $100 million and at least one year to maturity; 2) 22.5% of the Barclays Capital Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency; 3) 10.0% of the Russell 3000 Index, which measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market; 4) 10.0% of the MSCI EAFE Index, a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada; 5) 10.0% of the MSCI AC World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets; 6) 6.7% of the Merrill Lynch All U.S. Convertibles Index consisting of approximately 595 securities with a par value greater than $50

Nuveen Investments

Glossary of Terms
Used in this Report (continued)

million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.; 7) 6.7% of the CSFB High Yield Index, which includes approximately $515 billion of U.S.$-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade; and 8) 6.6% of the CSFB Leverage Loan Index, which includes approximately $611 billion of U.S.$-denominated Leveraged Loans at least one rating below investment-grade. Benchmark returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this benchmark.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds' distributions paid during the taxable year ended December 31, 2011. The Funds hereby designate their amounts, (or the maximum amount eligible), as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their amounts, (or the maximum amount eligible), as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
JPC	12.07%	33.33%
JQC	11.18%	33.91%

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JPC	601,037
JQC	895,697

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-F-1211D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Multi-Strategy Income and Growth Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2011	$26,600	$0	$6,565	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2010	$29,716	$0	$2,051	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2011	$6,565	$0	$0	$6,565
December 31, 2010	$2,051	$0	$0	$2,051

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, Inc., has engaged Spectrum Asset Management, Inc. (“Spectrum”), Tradewinds Global Investors, LLC (“Tradewinds”), and Symphony Asset Management, LLC (“Symphony”) (Spectrum, Tradewinds and Symphony are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:

SPECTRUM

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected RiskMetrics Group (formerly ISS) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RiskMetrics standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RiskMetrics prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RiskMetrics, the CCO will require RiskMetrics to deliver additional information or certify that RiskMetrics has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RiskMetrics’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from RiskMetrics’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow RiskMetrics’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•           Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•           Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•           Issues Having the Potential for Significant Economic Impact.  Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

SYMPHONY

Symphony votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting.  Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm's Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.

Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider.  Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines.  Service providers also provide proxy voting related research material as required.

In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients.  Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders.  Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients.  Symphony’s Proxy Voting Committee reviews vote changes.

TRADEWINDS

Tradewinds’ Proxy Voting Policies and Procedures were developed and are maintained to ensure that proxies for which Tradewinds has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. Note that clients may otherwise reserve the right to vote their proxies.

Tradewinds has engaged a third party service provider, MSCI Institutional Shareholder Services (“ISS”), to assist with the proxy voting process.  We review their recommendations and frequently follow them; however, on selected issues, Tradewinds may not vote in accordance with the ISS recommendations when we believe that they are not in the best economic interest of our clients.  If Tradewinds manages assets of a company or its pension plan and any of Tradewinds’ clients hold securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with ISS recommendations to avoid any conflict of interest.  If a client requests Tradewinds to follow specific voting guidelines or additional guidelines, Tradewinds will review the request and inform the client only if Tradewinds is not able to follow the request.

Tradewinds generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in Tradewinds’ judgment result in some other financial, legal, regulatory disability or burden to Tradewinds or the client (such as imputing control with respect to the issuer).

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (NFA) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”).  NFA is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum”), Tradewinds Global Investors, LLC (“Tradewinds”), and Symphony Asset Management, LLC (“Symphony”), (Spectrum, Tradewinds and Symphony are also collectively referred to as “Sub-Advisers”), each responsible for a portion of the registrant’s portfolio, as Sub-Advisers to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at each Sub-Adviser:

Spectrum

Item 8(a)(1).                PORTFOLIO MANAGER BIOGRAPHIES

MARK A. LIEB - Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum.  Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc.  Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies.  Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook.  BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV - Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as CIO on January 1, 2010, following the planned retirement of his predecessor.  Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s. BSBA Finance, Boston University School of Management.

Item 8(a)(2).                OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Phillip Jacoby	Separately Managed accounts	37	$4,585,722,561
	Pooled Accounts	5	$937,321,676
	Registered Investment Companies	8	$6,993,737,770

Mark Lieb	Separately Managed accounts	38	$4,599,282,546
	Pooled Accounts	5	$937,321,676
	Registered Investment Companies	8	$6,993,737,770

*         Assets are as of December 31, 2011.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

Item 8(a)(3).                FUND MANAGER COMPENSATION

The structure and method used to determine the compensation of Spectrum Asset Management’s portfolio managers is as follows:

All Spectrum portfolio managers are paid a base salary and discretionary bonus.  Salaries are established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The discretionary bonus component is variable and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•                                                     Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM);

•                                                     Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually. (The relevant benchmark is a custom benchmark composed of 65% Merrill Lynch Preferred Stock - Fixed Rate Index and 35% Barclays Capital Securities US Tier 1 Index);

•                                                     Contribution to client servicing;

•                                                     Compliance with firm and/or regulatory policies and procedures;

•                                                     Work ethic;

•                                                     Seniority and length of service;

•                                                     Contribution to overall functioning of organization.

Total compensation is designed to be globally competitive and is evaluated annually relative to other top-tier asset management firms.

Item 8(a)(4).                OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2011

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Phillip Jacoby	$0
Mark Lieb	$0

Symphony

Item 8(a)(1).                PORTFOLIO MANAGER BIOGRAPHIES

Gunther Stein

Mr. Stein, Chief Executive Officer and Chief Investment Officer at Symphony, is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, he was a high-yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Ross Sakamoto

Mr. Sakamoto, Co-Director of Equity at Symphony, is responsible for leading Symphony’s equity investment strategies and overseeing the equity trading and research activities. Mr. Sakamoto has over twenty years of industry experience and returns to Symphony after having spent six years with Symphony from 1996 to 2002 as an Equity Portfolio Manager of long-only and hedged strategies. Most recently, Mr. Sakamoto was a Director in the Quantitative Services group at Deutsche Bank Advisors focusing on business development. Prior to joining Deutsche Bank in 2008, he focused on program trading at Bear Stearns & Company from 2002 to 2007.

Sutanto Widjaja

Mr. Widjaja is a member of Symphony’s fixed-income team and his responsibilities include portfolio management for Nuveen Credit Strategies Income Fund and other related strategies. Prior to joining Symphony in 2003, Mr. Widjaja was Manager of Finance at WineShopper.com, an Analyst in investment banking at Robertson, Stephens & Company, and an Analyst at Accenture. He formerly served on the board of the San Francisco Public Health Foundation. Mr. Widjaja received an MBA from the Stanford Graduate School of Business and a BS in electrical engineering and computer science from the University of California, Berkeley.

Item 8(a)(2).                OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony PMs

As of 12/31/11

	Gunther Stein	Ross Sakamoto	Sutanto Widjaja
(a) RICs
Number of accts	18	9	0
Assets	$2,178,828,040	$153,972,584	$0

(b) Other pooled accts
Non-performance fee accts
Number of accts	8	12	4
Assets	$66,628,302	$78,312,175	$49,489,749
Performance fee accts
Number of accts	15	5	1
Assets	$1,066,497,261	$32,493,138	$23,531,619

(c) Other
Non-performance fee accts
Number of accts	5	5	1
Assets	$52,063,712	$663,000	$0
Performance fee accts
Number of accts	3	3	3
Assets	$215,571,812	$241,043,036	$215,571,812

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts.  Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.   In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors.  In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).                FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses.   The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team.   Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.

Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).                OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2011

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein	X
Ross Sakamoto	X
Sutanto Widjaja	X

Tradewinds

Item 8(a)(1).                PORTFOLIO MANAGER BIOGRAPHY:

David B. Iben, CFA, Chief Investment Officer, Co-President of Tradewinds, Executive Managing Director, Portfolio Manager/Analyst

Prior to joining NWQ in 2000, and forming the affiliate Tradewinds, Mr. Iben was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian, he worked at Cramblit & Carney, Inc. managing large institutional accounts. Formerly, he was acting CIO at the Farmers Group, responsible for $16 billion of investable assets before his departure in 1996.  Mr. Iben received a B.A. in Economics from the University of California at Davis and an M.B.A. from the Marshall School of Business at University of Southern California.  In addition, he received his Chartered Financial Analyst designation in 1984 and is a member of the CFA Institute and the CFA Society of Los Angeles, Inc.

Item 8 (a)(2).   OTHER ACCOUNTS MANAGED

David Iben
(a) RICs
Number of accts	14
Assets ($000s)	$7, 504,785,782

(b) Other pooled accts
Non-performance fee accts
Number of accts	21
Assets ($000s)	$6,471,690,651
(c) Other
Non-performance fee accts
Number of accts	7,294
Assets ($000s)	$7,706,219,905
Performance fee accts
Number of accts	7
Assets ($000s)	$778,991,823

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be exhaustive list:

•                  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•                  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating limited opportunities across multiple accounts.

•                  With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•                  The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8 (a)(3).   FUND MANAGER COMPENSATION

Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation for portfolio managers and research analysts is primarily a function of the firm’s overall annual profitability as well as the individual’s contribution, including the relative performance of their stock recommendations over a period of up to four years, depending on tenure. Tradewinds also evaluates and considers the professional’s quality of research and work ethic, as well as their contributions to portfolio strategy, teamwork, and collaboration. Additionally, programs allowing key employees to participate in the firm’s growth over time through grants of profit interests in Tradewinds have been in place since the firm’s formation.  A new program is being put in place to continue grants of profit interests to key employees, including portfolio managers.

Item 8 (a)(4).   OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2011.

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David Iben	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2011	180,400	$8.74	180,400	13,361,580

FEBRUARY 1-28, 2011	103,223	$8.92	103,223	13,258,357

MARCH 1-31, 2011	87,997	$8.84	87,997	13,170,360

APRIL 1-30, 2011	164,428	$8.98	164,428	13,005,932

MAY 1-31, 2011	108,545	$9.19	108,545	12,897,387

JUNE 1-30, 2011	65,666	$9.05	65,666	12,831,721

JULY 1-31, 2011	11,400	$9.06	11,400	12,820,321

AUGUST 1-31, 2011	0		0	12,820,321

SEPTEMBER 1-30, 2011	0		0	12,820,321

OCTOBER 1-31, 2011	14,818	$7.85	14,818	12,805,503

NOVEMBER 1-30, 2011	60,052	$8.20	60,052	13,569,948

DECEMBER 1-31, 2011	99,168	$7.96	99,168	13,470,780

TOTAL	895,697

* The registrant’s repurchase program, for the repurchase of 13,720,000 shares, was authorized November 16, 2010.  The program was reauthorized for a maximum repurchase amount of 13,630,000 shares on November 16, 2011.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Strategy Income and Growth Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2012